UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

INTERNATIONAL BARRIER TECHOLOGY, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be held on September 28, 2017

- and -

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR

INTERNATIONAL BARRIER TECHNOLOGY INC.

CORPORATE OFFICE

510 4th St N

P.O. Box 379

Watkins, MN  55389  USA

1-800-638-4570

August 28, 2017

The accompanying proxy statement and management information circular is first being mailed to shareholders of International Barrier Technology Inc. on or about August 31, 2017.

INTERNATIONAL BARRIER TECHNOLOGY INC.

 LETTER TO SHAREHOLDERS

August 28, 2017

Dear shareholders of International Barrier Technology Inc. (“International Barrier”, “we”, “our” or “us”):

The board of directors of International Barrier Technology Inc. (the “Board”) cordially invites you to attend the special meeting (the “Meeting”) of holders of common shares of International Barrier (the “Shares”) to be held at 10:00 a.m. (Vancouver Time) on September 28, 2017 at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia, V6C 2T8.

At the Meeting, pursuant to an interim order of the Supreme Court of British Columbia, shareholders of International Barrier (the “Shareholders”) will be asked to consider and vote on a special resolution approving the proposed arrangement of International Barrier under section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”) with Louisiana-Pacific Corporation (“LP”) and Louisiana-Pacific Canada Ltd. (“LP Canada”), a wholly-owned subsidiary of LP. The Arrangement is to be carried out pursuant to the terms and conditions of an arrangement agreement dated July 31, 2017 between International Barrier, LP and LP Canada (the “Arrangement Agreement”). In order for the Arrangement to proceed, it requires approval of at least 66⅔% of the votes cast by shareholders of International Barrier at the Meeting and entitled to vote.

Under the terms of the Arrangement Agreement, LP Canada proposes to acquire all of the issued and outstanding Shares of International Barrier. The Shareholders (other than Shareholders validly exercising dissent rights) will be entitled to receive $0.41 per Share held immediately prior to the effective time of the Arrangement, in cash, less applicable withholding taxes and deductions (the “Arrangement Consideration”). The Arrangement Consideration represents approximately a 55% premium over $0.26, the volume weighted average price of the Shares on the OTCQB Venture Market (“OTCQB”) for the 30 days ended July 31, 2017, the last full trading day prior to the announcement of the Arrangement, and a 67% premium over $0.246, the closing price of the Shares on the OTCQB on July 31, 2017. The Arrangement Consideration represents approximately a 48% premium over $0.35, the volume weighted average price of the Shares on the TSX Venture Exchange (“TSX-V”) for the 30 days ended July 31, 2017, and a 65% premium over $0.31, the closing price of the Shares on the TSX-V on July 31, 2017 (converted from Canadian dollars to U.S. dollars based on the Bank of Canada daily rate published for July 31, 2017).

Upon completion of the Arrangement, International Barrier will be a wholly-owned subsidiary of LP Canada. In addition to approval from the Shareholders, and court approval, the Arrangement is subject to certain other customary conditions set forth in the Arrangement Agreement. Closing of the Arrangement is expected to occur in early October 2017.

The directors and officers of International Barrier have signed support and voting agreements under which they have agreed, subject to the terms of such agreements, to vote their Shares in favor of the Arrangement at the Meeting. As of the date of this Proxy Statement, the directors and officers beneficially owned or controlled 11,762,657 Shares, representing approximately 21.9% of the issued and outstanding Shares.

The Board has carefully considered all aspects of the Arrangement and of other available alternatives. As part of its review, the Board engaged Evans & Evans, Inc. to prepare an opinion (the “Fairness Opinion”) regarding the Arrangement. Evans & Evans, Inc. concluded that, as of the date of the Fairness Opinion and subject to the assumptions, limitations and qualifications contained in the Fairness Opinion, the terms of the Arrangement are fair, from a financial point of view, to the Shareholders. The Board, on consideration of the Fairness Opinion, and based on its own investigations, has unanimously approved the Arrangement and the terms of the Arrangement Agreement, and has determined that the Arrangement is in the best interests of International Barrier and its Shareholders. Accordingly, the Board recommends that you vote FOR the Arrangement at the Meeting.

The recommendation of the Board is based on various factors described more fully in the attached proxy statement and management information circular (“Proxy Statement”). We recommend that you review in detail the full reasons for the Board’s recommendation, which are set out in the Proxy Statement under the heading “The Arrangement – Reasons for the Recommendation of the Board”.

A notice of special meeting, the Proxy Statement, and a form of proxy (“Proxy”) or voting instruction form (“VIF”) accompany this letter. The Proxy Statement contains a description of the Arrangement and other information to assist you in considering the matters to be voted upon. We encourage you to carefully consider the information in this Proxy Statement, and to consult your financial, legal or other professional advisors if you require assistance.

Vote your Shares today FOR the Arrangement.

Your vote is important, regardless of the number of Shares you own. If you are a registered Shareholder, meaning that your name appears on the records of International Barrier as the registered holder of Shares (a “Registered Shareholder”), you may wish to vote by proxy whether or not you attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing the enclosed Proxy and returning it to our transfer agent, Computershare Investor Services Inc. (“Computershare”), in accordance with the instructions on the Proxy.  You should ensure that the Proxy is received by Computershare by 10:00 a.m. (Vancouver time) on September 26, 2017.

If you are a non-registered or beneficial shareholder, meaning your Shares are not registered in your own name but are registered in the name of a broker, bank or other intermediary (a “Non-Registered Shareholder”), follow the instructions provided by your broker or other intermediary to vote your Shares. You may also consult the section in the Proxy Statement entitled “General Proxy Matters – Voting by Non-Registered Shareholders” for more detailed information.

A letter of transmittal is also enclosed with this Proxy Statement. We recommend that Registered Shareholders complete the enclosed letter of transmittal in accordance with the instructions in it, sign it and return it Computershare, together with your International Barrier share certificate(s) or Direct Registration Statement (“DRS Advice”). The letter of transmittal contains complete instructions on how to exchange your Shares. You will not actually receive the Arrangement Consideration until after the Arrangement is completed and you have returned your properly completed documents, including the letter of transmittal and your International Barrier share certificate(s) or DRS Advice. The exchange of Shares by Non-Registered Shareholders is expected to be made with the Non-Registered Shareholders’ nominee, and you should contact your broker or other intermediary for assistance in depositing your Shares and if you have questions regarding this process.

If you have any questions about the Arrangement, please contact Melissa McElwee, Chief Financial Officer, by telephone at 1-800-638-4570, or by email at mmcelwee@intlbarrier.com. If you need assistance with the completion and delivery of your Proxy, VIF or Letter of Transmittal, please contact Computershare, by telephone at 1-800-564-6253, or by email at corporateactions@computershare.com.

On behalf of International Barrier, I would like to thank all our Shareholders for their continuing support.

Yours truly,

/s/ Michael D. Huddy

Michael D. Huddy

President and Chief Executive Officer

International Barrier Technology Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AT 10:00 A.M. ON September 28, 2017

NOTICE IS HEREBY GIVEN that, pursuant to an order (the “Interim Order”) of the Supreme Court of British Columbia (the “Court”) dated August 22, 2017, a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of International Barrier Technology Inc. (“International Barrier”) will be held at 10:00 a.m. (Vancouver Time) on September 28, 2017 at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, for the following purposes:

1.

to consider and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the text of which is set out in Schedule A to the accompanying proxy statement and management information circular dated August 28, 2017 (the “Proxy Statement”), to approve the arrangement of International Barrier under section 288 of the Business Corporations Act (British Columbia) and the proposed plan of arrangement (the “Arrangement”) between International Barrier, Louisiana-Pacific Corporation (“LP”) and Louisiana-Pacific Canada Ltd. (“LP Canada”) pursuant to an arrangement agreement dated July 31, 2017 (the “Arrangement Agreement”), all as more particularly described in the Proxy Statement; and

2.

to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The board of directors of International Barrier (the “Board”) unanimously recommends that Shareholders vote in favor of the Arrangement Resolution.

The Board has fixed August 17, 2017, as the record date for determining Shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only Shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All Shareholders are invited to attend the Meeting in person, but even if you expect to be present at the Meeting, you are requested to mark, sign, date and return the enclosed form of proxy (the “Proxy”) in accordance with the instructions set out in the Proxy as promptly as possible to ensure your representation. All Proxies must be received by Computershare Investor Services Inc. by no later than 10:00 a.m. (Vancouver time) on September 26, 2017 or no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to any adjournment of the Meeting. Notwithstanding the foregoing, the chair of the Meeting has the discretion to accept Proxies received after such deadline.

Pursuant to the Interim Order, each registered Shareholder has been granted the right to dissent in respect of the Arrangement Resolution and, if the Arrangement becomes effective, to be paid the fair value of such holder's International Barrier shares in accordance with sections 237 to 247 of the Business Corporations Act (British Columbia), as modified and supplemented by the Interim Order. The right to dissent is described in the Proxy Statement, Interim Order and sections 237 to 247 of the Business Corporations Act (British Columbia), set forth in Schedule F to the Proxy Statement. Failure to strictly comply with the requirements set forth in Sections 237 to 247 of the Business Corporations Act (British Columbia), as modified and supplemented by the Interim Order, will result in the loss of any right of dissent.

Persons who are beneficial owners of International Barrier shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only registered holders of International Barrier shares are entitled to dissent. Accordingly, a beneficial owner of International Barrier shares desiring to exercise this right must make arrangements for the shares beneficially owned by such person to be registered in his, her or its name prior to the time the written notice of dissent to the Arrangement Resolution is required to be received by International Barrier or, alternatively, make arrangements for the registered holder of the shares to dissent on his, her or its behalf.

If you are a non-registered holder of International Barrier shares and have received these materials through your broker, custodian, nominee or other intermediary, please complete and return the form of proxy or voting instruction form provided to you by your broker, custodian, nominee or other intermediary in accordance with the instructions provided therein.

The Proxy confers discretionary authority with respect to: (i) amendments or variations to the matters of business to be considered at the Meeting; and (ii) other matters that may properly come before the Meeting. As of the date hereof, management of International Barrier knows of no amendments, variations or other matters to come before the Meeting other than the matters set forth in this Notice of Meeting. Shareholders who are planning on returning the accompanying Proxy are encouraged to review the Proxy Statement carefully before submitting the Proxy. Unless otherwise directed, the persons named in the Proxy intend to vote in favor of the Arrangement Resolution.

If you have any questions about the Arrangement, please contact Melissa McElwee, Chief Financial Officer, by telephone at 1-800-638-4570, or by email at mmcelwee@intlbarrier.com. If you need assistance with the completion and delivery of your Proxy, please contact Computershare, by telephone at 1-800-564-6253, or by email at corporateactions@computershare.com.

Dated at Vancouver, British Columbia, this 28th day of August, 2017.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael D. Huddy

Michael D. Huddy

President and Chief Executive Officer

TABLE OF CONTENTS

Page

SUMMARY TERM SHEET

1

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETING

9

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

13

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION AND STATEMENTS

13

THE MEETING

15

GENERAL PROXY MATTERS

17

THE ARRANGEMENT

19

THE PLAN OF ARRANGEMENT

30

ARRANGEMENT MECHANICS

31

DISSENT RIGHTS

35

THE ARRANGEMENT AGREEMENT

36

REGULATORY MATTERS

52

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

52

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

55

RISK FACTORS

59

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE ARRANGEMENT

61

INTEREST OF EXPERTS

62

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

62

INFORMATION CONCERNING INTERNATIONAL BARRIER

62

INFORMATION CONCERNING LP

65

INFORMATION CONCERNING LP CANADA

66

SHAREHOLDER PROPOSALS

66

“HOUSEHOLDING” OF PROXY MATERIALS

66

AUDITORS, TRANSFER AGENT AND REGISTRAR

66

OTHER MATTERS

66

CERTAIN INFORMATION REGARDING INTERNATIONAL BARRIER, LP AND LP CANADA

66

WHERE YOU CAN FIND ADDITIONAL INFORMATION

67

MISCELLANEOUS

67

SCHEDULES

SCHEDULE A - ARRANGEMENT RESOLUTION

SCHEDULE B - PLAN OF ARRANGEMENT

SCHEDULE C - CONSENT OF EVANS & EVANS

SCHEDULE D - FAIRNESS OPINION

SCHEDULE E - INTERIM ORDER

SCHEDULE F - DISSENT RIGHTS UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

SCHEDULE G - REQUISITION FOR FINAL ORDER

SUMMARY TERM SHEET

This information circular and proxy statement (“Proxy Statement”) contains information related to our special meeting of shareholders (“Meeting”) to be held on September 28, 2017 at 10:00 a.m., Vancouver time, at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia, and at any adjournments or postponements thereof. We are furnishing this Proxy Statement to the shareholders of International Barrier Technology Inc. (the “Shareholders”) as part of the solicitation of proxies by management of International Barrier Technology Inc. on behalf of the board of directors (the “Board”) for use at the Meeting.

Unless the context requires otherwise, throughout this Proxy Statement we refer to International Barrier Technology Inc., including the subsidiaries through which it conducts business, as “International Barrier” and as “we”, “our”, “us” and similar words. In this Proxy Statement, all dollar amounts are expressed in U.S. dollars and references to “dollars” or “$” are to U.S. dollars and references to “CDN$” are to Canadian dollars.

This summary highlights the most material terms of the proposed plan of arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (“BCBCA”) involving International Barrier, the holders (the “Shareholders”) of common shares of International Barrier (the “Shares”), Louisiana-Pacific Corporation (“LP”) and Louisiana-Pacific Canada Ltd. (“LP Canada”), a wholly-owned subsidiary of LP, upon the terms and conditions of an arrangement agreement dated July 31, 2017 (the “Arrangement Agreement”).

This summary should be read together with and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement, including the Schedules hereto and documents incorporated into this Proxy Statement by reference. The full text of the Arrangement Agreement, which is incorporated by reference in this Proxy Statement, may be viewed on EDGAR at www.sec.gov and SEDAR at www.sedar.com under the filings made by International Barrier. Shareholders may also request a copy of the Arrangement Agreement from International Barrier free of charge. See the section of this Proxy Statement entitled “Where You Can Find Additional Information” beginning on page 67.

The Arrangement (See Page 19)

This Proxy Statement relates to the proposed acquisition of International Barrier by LP and LP Canada pursuant to the Arrangement Agreement amongst LP, LP Canada, and International Barrier. We have summarized the terms of the Arrangement Agreement under “The Arrangement Agreement” on page 36 of this Proxy Statement, and the Plan of Arrangement is attached as Schedule B to this Proxy Statement. The Arrangement Agreement is also available under International Barrier’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov. Upon the terms and subject to the conditions of the Arrangement Agreement and pursuant to the Plan of Arrangement, LP and LP Canada will acquire all of the issued and outstanding Shares of International Barrier.

Pursuant to the terms of the Arrangement Agreement, Shareholders (who have not validly exercised their right to dissent) will be entitled to receive consideration of $0.41 in cash per Share (the “Arrangement Consideration”) they own immediately prior to the effective time of the Arrangement (the “Effective Time”), less applicable withholding taxes and deductions. Expressed in Canadian dollars for reference only, the Arrangement Consideration equals CDN$0.51 based on the Bank of Canada exchange rate on August 25, 2017, the latest practicable date prior to the date of the Proxy Statement.

The Parties to the Arrangement (See Page 19)

International Barrier Technology Inc.

International Barrier, a corporation incorporated under the laws of British Columbia, develops, manufactures, and markets proprietary fire-resistant building materials branded as LP® FlameBlock® Fire-Rated OSB Sheathing and Blazeguard FR Deck Panel. International Barrier’s fire-resistant wood panels use a patented, non-toxic, non-combustible coating that releases water in the heat of fire. The panels exceed “model” building code requirements in every targeted fire test and application, and are unique in combining properties that increase panel strength and minimize environmental and human impact.

International Barrier’s head office is located at 510 4th Street North, P.O. Box 379, Watkins, MN, USA, 55389, and its telephone number is 1-800-638-4570. International Barrier’s registered office is located at Suite 1200, 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T8. The Shares are traded on the TSX Venture Exchange (“TSX-V”) under the symbol “IBH” and the OTCQB Venture Market (“OTCQB”) under the symbol “IBTGF”. Additional information regarding International Barrier is contained in our filings on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

Louisiana-Pacific Corporation and Louisiana-Pacific Canada Ltd.

LP, a corporation existing under the laws of the State of Delaware, is a manufacturer of quality engineered wood building materials including OSB, structural framing products, and exterior siding for use in residential, industrial and light commercial construction. From manufacturing facilities in the U.S., Canada, Chile and Brazil, LP products are sold to builders and homeowners through building materials distributors and dealers and retail home centers. LP’s shares are traded on the New York Stock Exchange under the symbol “LPX”. Additional information regarding LP is contained in their filings on EDGAR at www.sec.gov.

LP Canada is a British Columbia corporation and a wholly-owned subsidiary of LP.

The head office of LP is located at 414 Union Street, Suite 2000, Nashville, TN, USA, 37219 and its telephone number is 1-888-820-0325. The registered office of LP Canada is located at 550, Burrard Street, Suite 2900, Vancouver, BC, Canada, V6C 0A3.

The Meeting (See Page 15)

Time, Date and Place. In accordance with an order of the Supreme Court of British Columbia (the “Court”), dated August 22, 2017, a copy of which is attached to this Proxy Statement as Schedule E (the “Interim Order”), the Meeting will be held on September 28, 2017, at 10:00 a.m., Vancouver time, at Suite 1200, 750 West Pender Street, Vancouver, British Columbia.

Purpose. At the Meeting, you will be asked to consider and vote upon a special resolution approving the Arrangement (the “Arrangement Resolution”), the full text of which is set forth in Schedule A, and such other proposals as may properly come before the Meeting. Management of International Barrier and the Board recommend that Shareholders vote FOR the Arrangement Resolution.

Record Date and Voting Power. The record date for determining the Shareholders entitled to receive notice of and to vote at the Meeting is August 17, 2017 (the “Record Date”). Only Shareholders of record as of the close of business (Vancouver time) on the Record Date are entitled to receive notice of and to vote at the Meeting. On August 17, 2017, there were 53,684,926 Shares outstanding and entitled to vote.

Quorum. A quorum of Shareholders at the Meeting is one person who is a Shareholder, or who is otherwise permitted to vote the Shares at a meeting of Shareholders, present in person or by proxy. If a quorum is not present at the appointed time fixed for the holding of the Meeting, it shall stand adjourned to a fixed time and place as may be determined by the chair of the Meeting, and no notice of the adjourned Meeting shall be required.

Required Vote. Pursuant to the Interim Order, at least 66⅔% of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote must be voted in favor of the Arrangement Resolution in order for it to be approved. Votes will be counted by the scrutineers appointed for the Meeting, who will count votes “For” and “Against”.

Fairness Opinion (See Page 23)

Evans and Evans, Inc. (“Evans & Evans”) was retained by the Board to prepare and deliver to the Board its opinion as to the fairness, from a financial point of view, of the Arrangement Consideration to be received by Shareholders pursuant to the Arrangement.

Evans & Evans delivered a fairness opinion dated June 21, 2017 (the “Fairness Opinion”) concluding that, as at the date thereof and subject to the assumptions, limitations and qualifications contained therein, the Arrangement Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders.

The full text of the Fairness Opinion, setting out the assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the Fairness Opinion, is attached as Schedule D to this Proxy Statement. The summary of the Fairness Opinion described in this Proxy Statement is qualified in its entirety by reference to the full text of the Fairness Opinion.

Background to the Arrangement (See Page 20)

The Arrangement and the provisions of the Arrangement Agreement are the result of arm's length negotiations conducted between representatives of International Barrier and LP. A summary of the material events leading up to the negotiation of the Arrangement Agreement and the material meetings, negotiations and discussions between International Barrier and LP that preceded the execution and public announcement of the Arrangement Agreement is included in this Proxy Statement under the heading "The Arrangement – Background to the Arrangement" beginning on page 20.

Recommendation of the Board of Directors (See Page 21)

After careful consideration, and taking into account the Fairness Opinion and such matters as it considered relevant (as summarized below and under the heading “The Arrangement – Reasons for the Recommendation of the Board” beginning on page 21), the Board unanimously determined that the Arrangement is in the best interests of International Barrier and that the consideration to be received pursuant to the Arrangement by Shareholders is fair, from a financial point of view. Accordingly, the Board unanimously approved the Arrangement Agreement, and transactions contemplated by the Arrangement Agreement, and recommends that Shareholders vote FOR the Arrangement Resolution.

Reasons for the Recommendation of the Board (See Page 21)

In evaluating the Arrangement and the transactions contemplated thereby, the Board considered and evaluated a number of factors, including:

•

The belief of the Board that the Arrangement represents International Barrier’s best and most certain prospect for maximizing shareholder value in the current economic environment.

•

The Board’s assessment of the current and anticipated future opportunities and risks associated with the business, operations, assets, financial performance and condition of International Barrier should it continue without entering into the Arrangement.

•

The Board’s belief that the Arrangement Consideration of $0.41 per Share represents fair value for the Shares and the Board’s belief that the Arrangement Consideration represents the highest consideration per Share value obtainable on the date of signing the Arrangement Agreement.

•

The fact that the Arrangement Consideration will consist entirely of cash, which will provide liquidity and certainty of value to the Shareholders.

•

Completion of the Arrangement is not subject to a financing condition.

•

The receipt of the opinion from Evans & Evans that, as at the date thereof and subject to the assumptions, limitations and qualifications contained therein, the Arrangement Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders.

●

The Arrangement Consideration of $0.41 per Share represents approximately a 55% premium over $0.26, the volume weighted average price of the Shares on the OTCQB for the 30 days ended July 31, 2017, the last full trading day prior to the announcement of the Arrangement, and a 67% premium over $0.246, the closing price of the Shares on the OTCQB on July 31, 2017. The Arrangement Consideration represents approximately a 48% premium over $0.35, the volume weighted average price of the Shares on the TSX-V for the 30 days ended July 31, 2017, and a 65% premium over $0.31, the closing price of the Shares on the TSX-V on July 31, 2017 (converted from Canadian dollars to U.S. dollars based on the Bank of Canada daily rate published for July 31, 2017). You are encouraged to obtain current market quotations in connection with voting your Shares.

●

Shareholders will have an opportunity to vote on the Arrangement Resolution and the Arrangement must be approved by the Court.

●

Shareholders who oppose the Arrangement may, upon compliance with certain conditions, exercise dissent rights pursuant to the BCBCA and Interim Order.

●

The terms and conditions of the Arrangement Agreement, including our ability to consider and respond, under certain circumstances specified in the Arrangement Agreement, to an unsolicited proposal for a business combination from a third party, and the right of the Board after complying with the terms of the Arrangement Agreement to terminate the Arrangement Agreement in order to accept a superior proposal subject to payment of a termination fee.

●

There are no material competition or other regulatory issues which are expected to arise in connection with the Arrangement so as to prevent its completion, and all required regulatory clearances and approvals are expected to be obtained

Lock-Up Agreements (See Page 29)

All of the directors and officers of International Barrier have entered into lock-up agreements (the “Lock-Up Agreements”) with LP and LP Canada pursuant to which they have agreed, among other things, to vote the Shares beneficially owned or controlled by them in favor of the approval of the Arrangement Resolution. As of the date of this Proxy Statement, the directors and officers of International Barrier beneficially owned or controlled 11,762,657 shares of International Barrier, representing approximately 21.9% of the issued and outstanding Shares.

The form of Lock-Up Agreement is attached as a schedule to the Arrangement Agreement, which may be viewed on EDGAR at www.sec.gov and SEDAR at www.sedar.com under the filings made by International Barrier.

Financing of the Arrangement (See Page 24)

The funds for the payment of the Arrangement Consideration by LP and LP Canada to the Shareholders for the Shares will be derived entirely from cash LP currently has on hand.

The Plan of Arrangement (See Page 30)

The Arrangement is proposed to be carried out pursuant to Division 5 of Part 9 of the BCBCA. The following conditions must be met for the Arrangement to become effective:

•

the Arrangement Resolution must be approved by the Shareholders in the manner set forth in the Interim Order;

•

the Court must grant the final order approving the Arrangement (the “Final Order”);

•

the TSX-V shall have conditionally accepted notice of the Arrangement; and

•

all other conditions precedent to the Arrangement, as set forth in the Arrangement Agreement, must be satisfied or waived by the appropriate party (see “The Arrangement Agreement – Conditions Precedent to the Arrangement” beginning on page 46).

Commencing at the Effective Time, pursuant to the plan of arrangement (the “Plan of Arrangement”), the following events or transactions shall occur and shall be deemed to occur in the following sequence:

•

each Share held by a dissenting Shareholder shall, without any further act or formality, be deemed to have been transferred and assigned by such Shareholder to LP Canada (free and clear of all liens) in consideration for the right to be paid the fair value of such Shares in accordance with the Plan of Arrangement;

•

immediately following the preceding step, each Share outstanding immediately prior to the Effective Time (other than any Shares held by dissenting Shareholders) shall, without any further act or formality by or on behalf of a Shareholder, be deemed to have been transferred and assigned to LP Canada (free and clear of any liens) in exchange for the Arrangement Consideration; and

•

concurrently with the preceding step, with respect to the Shares transferred and assigned to LP Canada: (i) the registered Shareholder shall cease to be the registered Shareholder of such Shares and the name of such registered Shareholder shall be removed from the register of Shareholders as of the Effective Time; (ii) the registered Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Shares; and (iii) LP Canada will be the holder of all of the outstanding Shares and the central securities register of International Barrier shall be revised accordingly.

See the Plan of Arrangement attached as Schedule B to this Proxy Statement for additional information.

Court Approval (See Page 31)

Under the BCBCA, the Arrangement requires approval by the Court. Prior to the mailing of this Proxy Statement, International Barrier obtained the Interim Order authorizing and directing International Barrier to call, hold and conduct the Meeting and to submit the Arrangement to Shareholders for approval. A copy of the Interim Order is attached as Schedule E to this Proxy Statement. Subject to the terms of the Arrangement Agreement and receipt of Shareholder approval, International Barrier will make an application to the Court for the Final Order.

Procedure for the Receipt of the Arrangement Consideration (See Page 32)

Computershare Investor Services Inc. (“Computershare”) will act as the depositary in connection with the Arrangement (the “Depositary”). A letter of transmittal (“Letter of Transmittal”) is being mailed, together with this Proxy Statement, to each person who was a registered Shareholder on the Record Date. Each person who is a registered Shareholder immediately prior to the Effective Time must forward the properly completed and signed Letter of Transmittal, along with the accompanying Share certificate(s) or Direct Registration Statement (“DRS Advice”), as applicable, to the Depositary in order to receive the Arrangement Consideration to which such Shareholder is entitled under the Arrangement. It is recommended that registered Shareholders complete, sign and return the Letter of Transmittal, along with the accompanying Share certificate(s) or DRS Advice, as applicable, to the Depositary as soon as possible.

Shareholders whose Shares are registered in the name of a nominee (bank, trust company, securities broker or other nominee) should contact that nominee for assistance in depositing their Shares.

To the extent that a former Shareholder has not complied with the provisions of the Arrangement on or before the fifth anniversary of the Effective Date, then any Arrangement Consideration to which such Shareholder was entitled to receive shall be automatically surrendered and forfeited to LP Canada, and the interest of the former Shareholder in such Arrangement Consideration shall be terminated.

Timing (See Page 34)

If the Meeting is held as scheduled and is not adjourned or postponed and Shareholder approval is obtained, International Barrier will apply for the Final Order approving the Arrangement. Subject to receipt of the Final Order in form and substance satisfactory to International Barrier, LP and LP Canada, and satisfaction or waiver of all other conditions set forth in the Arrangement Agreement, International Barrier expects the date of completion of the Arrangement (the “Effective Date”) to occur in early October, 2017. However, we cannot predict the exact timing of the completion of the Arrangement.

Stock Exchange Delisting and Ceasing to be Reporting Issuer (See Page 34)

It is expected that following completion of the Arrangement, all the Shares will be delisted from the TSX-V, subject to the rules and policies of the TSX-V and applicable law. It is also expected that the Shares will cease to be quoted on the OTCQB. Following completion of the Arrangement, International Barrier will also make an application to the applicable securities regulatory authorities in Canada to cease to be a reporting issuer in each province in which it is currently a reporting issuer for the purpose of securities legislation. International Barrier will also make an application to the Securities and Exchange Commission in the United States to terminate registration of the Shares and its reporting obligations under the United States Securities Exchange Act of 1934. As a result, International Barrier will no longer be subject to the ongoing disclosure and other obligations currently imposed upon it under Canadian and United States securities legislation.

Dissent Rights (See Page 35)

Any registered Shareholder who dissents from the Arrangement Resolution in accordance with Section 237 to 247 of the BCBCA, and Section 3.1 of the Plan of Arrangement, are ultimately entitled to be paid fair value for their Shares, and shall be deemed to have transferred such Shares to LP Canada as of the Effective Time without any further act or formality and free and clear of all liens, in consideration for the payment by LP Canada of the fair value thereof, in cash.

Notwithstanding subsection 242(a) of the BCBCA, to exercise the dissent rights, a written notice of objection to the Arrangement Resolution must be received by International Barrier not later than 4:00 p.m. (Vancouver time) on September 26, 2017 or on the business day that is two business days before any date to which the Meeting may be postponed or adjourned. It is a condition to LP and LP Canada’s obligation under the Arrangement Agreement to complete the Arrangement that Shareholders holding no more than 5% of the Shares shall have exercised dissent rights.

The statutory provisions covering the right to dissent are technical and complex. Failure to strictly comply with the requirements set forth in Section 237 to 247 of the BCBCA, as modified or supplemented by the Interim Order and Plan of Arrangement, may result in the loss of any right to dissent. Persons who are beneficial owners of Shares registered in the name of a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary who wish to dissent should be aware that only registered Shareholders are entitled to dissent. Accordingly, a non-registered Shareholder desiring to exercise its dissent rights must make arrangements for such Shares that are beneficially owned to be registered in such holder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by International Barrier or, alternatively, make arrangements for the registered holder to dissent on such holder’s behalf. A dissenting Shareholder may only dissent with respect to all Shares held on behalf of any one beneficial holder and registered in the name of such dissenting Shareholder.

The Arrangement Agreement (See Page 36)

A summary description of the Arrangement Agreement is set out under “The Arrangement Agreement” beginning on page 36 and is qualified in its entirety by the full text of the Arrangement Agreement, which may be viewed in International Barrier’s filings on EDGAR at www.sec.gov and SEDAR at www.sedar.com, or requested free of charge from International Barrier, and is incorporated by reference in this Proxy Statement. The following is a brief summary of certain materials terms of the Arrangement Agreement and is qualified in its entirety by the more detailed summary contained elsewhere in this Proxy Statement.

Covenants, Representations and Warranties

The Arrangement Agreement contains customary covenants, representations and warranties for an agreement of this type. In addition, International Barrier has provided certain non-solicitation covenants in favor of LP and LP Canada. Summary information related to the covenants, representations and warranties set out in the Arrangement Agreement is provided in this Proxy Statement under the heading “The Arrangement Agreement” beginning on page 36.

Termination of the Arrangement Agreement

The Arrangement Agreement may be terminated at any time prior to the Effective Date of the Arrangement by mutual written consent of International Barrier, LP and LP Canada and by International Barrier or LP and LP Canada in certain other circumstances. A summary of the termination provisions of the Arrangement Agreement is provided in the section of this Proxy Statement entitled “The Arrangement Agreement - Termination” beginning on page 46.

Termination Fee and Expense Reimbursement

Under certain specified circumstances, International Barrier may be required to pay LP Canada a termination fee with respect to the termination of the Arrangement Agreement. In addition, on termination of the Arrangement Agreement in certain specified circumstances, International Barrier may be required to reimburse LP Canada for expenses incurred in connection with the Arrangement. Likewise, on termination of the Arrangement Agreement in certain specified circumstances, LP and LP Canada may be required to reimburse International Barrier for expenses incurred in connection with the Arrangement. See “The Arrangement Agreement – Termination Fee and Expense Reimbursement” beginning on page 50.

Certain Canadian Federal Income Tax Considerations (See Page 52)

A Shareholder who is a resident of Canada and who holds Shares as capital property will generally realize a net capital gain (or net capital loss) equal to the amount by which the Arrangement Consideration received by such Shareholder exceeds (or is less than) their adjusted cost base of the Shares and any reasonable costs of disposition, as a result of the transactions comprising the Arrangement or the exercise of dissent rights with respect to the Arrangement described under the heading “Dissent Rights” beginning on page 35 (“Dissent Rights”).

The foregoing is a brief summary of certain Canadian federal income tax consequences only. Shareholders should review the more detailed information under the heading “Certain Canadian Federal Income Tax Considerations” in the Proxy Statement, which qualifies the summary set forth above. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them of the Arrangement.

Certain United States Federal Income Tax Considerations (See Page 55)

The Arrangement will be a taxable event to a U.S. Holder (as defined below in the section of the Proxy Statement entitled “Certain United Sates Federal Income Tax Consideration” beginning on page 55). Assuming International Barrier was not a passive foreign investment company at any time during a U.S. Holder’s holding period, such U.S. Holder would generally recognize gain or loss in an amount equal to the difference, if any, between (i) the aggregate Arrangement Consideration and (ii) the U.S. Holder’s adjusted tax basis in the Shares surrendered pursuant to the Arrangement. For Shareholders who hold their Shares as capital assets, any gain or loss so recognized by the U.S. Holder would generally be long-term capital gain or loss, provided the holding period for the Shares surrendered was more than one year as at the closing of the Arrangement. Preferential tax rates for long-term capital gains are generally applicable to a U.S. Holder that is an individual, estate or trust. There are no preferential tax rates for long-term capital gains for a U.S. Holder that is a corporation. The deduction of capital losses is subject to limitation.  The foregoing assumes that International Barrier has never been a passive foreign investment company.

The foregoing summary is qualified in its entirety by the more detailed information in the Proxy Statement under the heading “Certain United States Federal Income Tax Considerations”, and neither this description nor the longer discussion is intended to be legal or tax advice to any particular U.S. Holder. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them of the Arrangement.

Risk Factors (See Page 59)

In the course of their deliberations, the Board identified and considered a variety of risks and potentially negative factors in connection with the Arrangement, including, but not limited to, the following:

•

completion of the Arrangement is subject to several conditions that must be satisfied or waived;

•

the Arrangement Agreement may be terminated by LP and LP Canada, in which case an alternative transaction may not be available;

•

International Barrier will incur costs and may have to pay a termination fee and/or reimburse LP and LP Canada for expenses;

•

gains from the Arrangement will be subject to tax;

•

the transaction may result in disruption to International Barrier’s business; and

•

the Arrangement Agreement imposes interim restrictions on International Barrier’s business.

In addition, if the Arrangement is not completed, International Barrier will continue to face the risks that it currently faces with respect to its affairs, business and operations and future prospects, plus additional risks relating to changes to the conduct of its business and operations resulting from interim restrictions under the Arrangement Agreement. Additionally, failure to complete the Arrangement could materially and negatively impact the trading price of the Shares of International Barrier.

You should carefully consider the risk factors described in the section of the Proxy Statement entitled “Risk Factors” beginning on page 59 in evaluating how you should vote your Shares.

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETING

The following is a summary of certain information contained in or incorporated by reference into this Proxy Statement, together with some of the questions that you, as a Shareholder, may have and answers to those questions. You are urged to read the remainder of this Proxy Statement and the enclosed proxy (the “Proxy”) and Letter of Transmittal carefully, because the information contained below is of a summary nature, and is qualified in its entirety by the more detailed information contained elsewhere in or incorporated by reference into this Proxy Statement, the Proxy and the attached schedules to this Proxy Statement, all of which are important and should be reviewed carefully.

This Proxy Statement is provided to you in connection with the solicitation by or on behalf of management of International Barrier of proxies to be used at the Meeting to be held at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia on September 28, 2017, at 10:00 a.m. (Vancouver time) for the purposes indicated in the Notice of Meeting.

Your vote is very important. We encourage you to exercise your right to vote by proxy if:

1)

you cannot attend the Meeting; or

2)

you plan to attend the Meeting but prefer the convenience of voting in advance.

The questions and answers below give general guidance for voting your Shares and related matters. Unless otherwise noted, all answers relate to both registered Shareholders and non-registered Shareholders. If you have any questions, please feel free to contact Melissa McElwee, the Chief Financial Officer of International Barrier (whose contact information is found below in the answer to the last question in this section).

When and where is the Meeting?

The Meeting will take place on September 28, 2017, at 10:00 a.m. (Vancouver time) at the offices of Morton Law LLP, Suite 1200, 750 West Pender Street, Vancouver, BC.

What matters will be voted on at the Meeting?

We have entered into an Arrangement Agreement with LP and LP Canada. At the Meeting, Shareholders will be asked to:

(a)

consider and, if deemed advisable, to pass, with or without variation, the Arrangement Resolution to approve the arrangement of International Barrier under section 288 of the BCBCA and the Arrangement between International Barrier, LP and LP Canada pursuant to the Arrangement Agreement; and

(b)

to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

In order for us to complete the Arrangement, at least 66⅔% of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote must be voted in favor of the Arrangement Resolution, the full text of which is set forth in Schedule A.

If you have completed and returned a Proxy, the persons named in the proxy form will have discretionary authority to vote on amendments or variations to the business matters identified in the Notice of Meeting, and on other matters that may properly come before the Meeting. At the date of this Proxy Statement, International Barrier knows of no other matters that will be presented for consideration at the Meeting.

Your vote is very important, regardless of the number of Shares you hold. We encourage you to vote as soon as possible. For more specific information on how to vote, please see the questions and answers below and the section of this Proxy Statement entitled “General Proxy Matters”.

If the Arrangement is completed, what will I receive?

Under the Arrangement, Shareholders (who have not validly exercised their right to dissent) will be entitled to receive the Arrangement Consideration in the amount of $0.41 per Share, in cash, less applicable withholding taxes and deductions. Expressed in Canadian dollars for reference only, the Arrangement Consideration equals CDN$0.51 based on the Bank of Canada exchange rate on August 25, 2017.

How does the Arrangement Consideration compare to the market price of Shares prior to the announcement of the Arrangement?

The Arrangement Consideration of $0.41 per Share represents approximately a 55% premium over $0.26, the volume weighted average price of the Shares on the OTCQB for the 30 days ended July 31, 2017, the last full trading day prior to the announcement of the Arrangement, and a 67% premium over $0.246, the closing price of the Shares on the OTCQB on July 31, 2017. The Arrangement Consideration represents approximately a 48% premium over $0.35, the volume weighted average price of the Shares on the TSX-V for the 30 days ended July 31, 2017, and a 65% premium over $0.31, the closing price of the Shares on the TSX-V on July 31, 2017 (converted from Canadian dollars to U.S. dollars based on the Bank of Canada daily rate published for July 31, 2017). You are encouraged to obtain current market quotations in connection with voting your Shares.

Does the Board support the Arrangement?

Yes. The Board, based upon its own investigations and analysis, has unanimously determined that the Arrangement is in the best interests of International Barrier and recommends that the Shareholders vote FOR the Arrangement Resolution.

In making its recommendations, the Board considered a number of factors as described in this Proxy Statement, including the Fairness Opinion of Evans & Evans, which determined that, subject to the assumptions, limitations and qualifications contained in the Fairness Opinion, the Arrangement is fair, from a financial point of view, to Shareholders.

How will International Barrier’s directors and executive officers vote on the Arrangement Resolution?

The directors and officers of International Barrier have entered into Lock-Up Agreements with LP and LP Canada pursuant to which they have agreed, among other things, to vote the Shares beneficially owned or controlled by them in favor of the Arrangement Resolution. At the date of this Proxy Statement, the directors and officers of International Barrier beneficially owned or controlled 11,762,657 Shares, representing approximately 21.9% of the Shares outstanding.

Is the Arrangement expected to result in a tax liability for Canadian or U.S. federal income tax purposes?

The Arrangement will be taxable to Shareholders for U.S. federal and Canadian income tax purposes. See the section of the Proxy Statement entitled “Certain Canadian Federal Income Tax Considerations” beginning on page 52 and the section of the Proxy Statement entitled “U.S. Federal Income Tax Consequences of the Arrangement” beginning on page 55.

Am I entitled to vote?

You are entitled to vote if you were a holder of Shares as of the close of business on August 17, 2017. Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting, including the Arrangement Resolution.

What happens if I sell my shares before the Meeting?

The Record Date to receive notice of and vote at the Meeting is August 17, 2017, which is earlier than the Meeting and the date that the Arrangement is expected to be completed. If you transfer your Shares after the Record Date but before the Meeting, you will retain your right to vote at the Meeting, unless a transferee of the Shares after the Record Date validly establishes a right to vote at the Meeting by providing evidence of ownership of such Shares and demanding that his or her name be placed on the Shareholder list for the Meeting in place of your name. If you transfer your Shares before the Arrangement is completed you will have transferred the right to receive the Arrangement Consideration. In order to receive the Arrangement Consideration, you must hold your Shares through completion of the Arrangement.

Do I have dissent rights?

Under the BCBCA, as modified by the Plan of Arrangement and the Interim Order, holders of Shares who do not vote in favor of the Arrangement Resolution will have the right to seek the fair value of their shares if the Arrangement is completed, but only if they strictly comply with the applicable provisions of the BCBCA, as modified by the Plan of Arrangement and Interim Order, which are explained in this Proxy Statement. For additional information about dissent rights, see the section of Proxy Statement entitled “Dissent Rights” beginning on page 35 and Schedule F to the Proxy Statement.

Is LP’s and LP Canada’s obligation to complete the Arrangement subject to receipt of financing?

No. The funds for the payment of the Arrangement Consideration by LP and LP Canada to the Shareholders for the Shares will be derived entirely from cash LP currently has on hand. The Arrangement is subject to a number of other conditions which must be satisfied or, to the extent permitted by applicable law, waived. For a summary of the conditions that must be satisfied or waived prior to the completion of the Arrangement, see the section of this Proxy Statement entitled “The Arrangement Agreement—Conditions Precedent to the Arrangement” beginning on page 46.

What happens if the Arrangement is not completed?

If the Arrangement Resolution is not approved by the Shareholders, or if the Arrangement is not completed for any other reason, you will not receive any payment for your Shares in connection with the Arrangement. The Shares will continue to be traded on the TSX-V and the OTCQB. Under certain specified circumstances, we may be required to pay LP Canada a termination fee and/or reimburse LP Canada for expenses with respect to the termination of the Arrangement Agreement, as described under “The Arrangement Agreement—Termination Fee and Expense Reimbursement” beginning on page 50. If the Arrangement is not completed, there is no guarantee that an equivalent or greater purchase price for the Shares will be available from an alternative party.

When do you expect the Arrangement to be completed and when will I receive the Arrangement Consideration?

International Barrier expects the Effective Date to occur in early October, 2017. On or immediately prior to the Effective Date, LP Canada will deposit with the Depositary cash representing the aggregate Arrangement Consideration payable pursuant to the Arrangement to Shareholders. The Depositary will act as the agent to the registered Shareholders who have deposited Shares pursuant to the Arrangement for the purpose of receiving the Arrangement Consideration, and transmitting cash representing the Arrangement Consideration to such persons.

Receipt by the Depositary of the aggregate Arrangement Consideration payable by LP Canada to the Shareholders under the Arrangement will be deemed to constitute receipt of payment by registered Shareholders depositing Shares.

What do I need to do now?

After you carefully read this Proxy Statement in its entirety, including the Schedules and documents incorporated by reference in this Proxy Statement, consider how the Arrangement affects you, and then vote or provide voting instructions as described in this Proxy Statement. We encourage you to read the Proxy Statement carefully and in its entirety, consider your options and please vote, as your vote is very important.

A Letter of Transmittal is also enclosed with this Proxy Statement. We recommend that registered Shareholders complete the enclosed Letter of Transmittal in accordance with the instructions in it, sign it and return it to Computershare, together with your Share certificate(s) or DRS Advice. The Letter of Transmittal contains complete instructions on how to exchange your Shares for the Arrangement Consideration. You will not actually receive the Arrangement Consideration until after the Arrangement is completed and you have returned your properly completed documents, including the Letter of Transmittal and your Share certificate(s) or DRS Advice. The exchange of Shares by non-registered Shareholders is expected to be made with the non-registered Shareholders’ nominee, and you should contact your broker or other intermediary for assistance in depositing your Shares and if you have questions regarding this process.

Who can help answer my questions?

If you have questions about the Arrangement please contact Melissa McElwee, Chief Financial Officer, by telephone at 1-800-638-4570, or by email at mmcelwee@intlbarrier.com. If you need assistance with the completion and delivery of your Proxy or Letter of Transmittal, please contact Computershare, by telephone at 1-800-564-6253, or by email at corporateactions@computershare.com.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the management of International Barrier for use at the Meeting and any adjournments or postponements thereof. No person has been authorized to give any information or make any representation in connection with the Arrangement or any other matters to be considered at the Meeting other than those contained in this Proxy Statement and, if given or made, any such information or representation must not be relied upon as having been authorized and should not be relied upon in making a decision as to how to vote on the Arrangement.

All summaries of, and references to, the Arrangement in this Proxy Statement are qualified in their entirety by reference to the complete text of the Arrangement Agreement, a copy of which is available with International Barrier’s filings on EDGAR at www.sec.gov and SEDAR at www.sedar.com, or may be requested free of charge from International Barrier, and is incorporated by reference into this Proxy Statement, as well as the Plan of Arrangement, a copy of which is attached to this Proxy Statement as Schedule B. Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and Shareholders are urged to consult their own professional advisors in connection therewith.

Information contained in this Proxy Statement is given as of August 28, 2017, unless otherwise specifically stated.

Information for U.S. Securityholders

The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that International Barrier is organized under the laws of a jurisdiction outside the United States and that some of its officers and/or directors are residents of countries other than the United States and that some of the experts named in this Proxy Statement may be residents of countries other than the United States.

Neither the Securities and Exchange Commission nor any state securities regulatory authority has approved or disapproved the Arrangement, passed upon the merits or fairness of the Arrangement or passed upon the adequacy or accuracy of the disclosure in this Proxy Statement. Any representation to the contrary is a criminal offense.

Currency Exchange Rates

In this Proxy Statement, unless otherwise specified, all dollar amounts are expressed in U.S. dollars and references to “dollars”, or “$” are to U.S. dollars, references to “CDN$” are to Canadian dollars. The following table sets forth, for the periods indicated, the high, low and period-end exchange rates for the U.S. dollar, expressed in Canadian dollars per U.S. dollar, based on the data published by the Bank of Canada.

Year ended June 30	2016 (CDN$)	2017 (CDN$)
Rate at end of period	$1.30	$1.30
High	$1.46	$1.37
Low	$1.25	$1.28

On July 31, 2017, the Bank of Canada exchange rate was CDN$1.25 equals $1.00, and on August 25, 2017, the Bank of Canada exchange rate was CDN$1.25 equals $1.00.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION AND STATEMENTS

This Proxy Statement contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. The use of any of the words "plans", "expects", "may", "should", "could", "will", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes", and similar expressions are intended to identify forward-looking statements or information. In particular and without limitation, this Proxy Statement contains forward-looking statements and information concerning:

●

the anticipated benefits of the Arrangement to the parties and the Shareholders;

●

the timing and anticipated receipt of required court and Shareholder approval for the Arrangement;

●

the ability of International Barrier, LP and LP Canada to satisfy the other conditions to, and to complete, the Arrangement; and

●

the anticipated timing for the completion of the Arrangement and for the Shares to be delisted from the TSX-V and cease to be quoted on the OTCQB.

In respect of the forward-looking statements and information concerning the anticipated benefits of the proposed Arrangement and the anticipated timing for completion of the Arrangement, International Barrier has provided such in reliance on certain assumptions that it believes are reasonable at this time, including assumptions as to the ability of the parties to the Arrangement Agreement to receive, in a timely manner and on satisfactory terms, the necessary court and Shareholder approval; the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the Arrangement; and other expectations and assumptions concerning the Arrangement. Anticipated dates provided may change for a number of reasons, such as the inability to secure the necessary Shareholder and court approvals in the time assumed or the need for additional time to satisfy the other conditions to the completion of the Arrangement. Accordingly, Shareholders should not place undue reliance on the forward-looking statements and information contained in this Proxy Statement.

Since forward-looking statements and information address future events and conditions, by their very nature they involve inherent risks and uncertainties. Actual results could differ materially from those currently anticipated due to a number of factors, risks and uncertainties, including, without limitation, the following:

●

the occurrence of any event, change or other circumstance that could give rise to the termination of the Arrangement Agreement, including a termination under circumstances that could require International Barrier to pay the termination fee and reimburse LP Canada for expenses;

●

the  inability  to  complete  the  Arrangement  due  to  the  failure  to  obtain  Shareholder  approval  of  the Arrangement Resolution or the failure to satisfy other conditions to the completion of the Arrangement;

●

the failure of the Arrangement to become effective for any other reason;

●

the possibility that alternative acquisition proposals will or will not be made;

●

risks that the Arrangement disrupts current plans and operations and the potential difficulties in employee retention as a result of the Arrangement;

●

the outcome of any legal proceedings or enforcement matters that may be instituted against us or others relating to the Arrangement Agreement;

●

diversion of management’s attention from ongoing business concerns;

●

the Arrangement Agreement’s contractual restrictions on the conduct of our business prior to the completion of the Arrangement;

●

the possible adverse effect on our business and the price of the Shares if the Arrangement is not consummated in a timely manner or at all;

●

the effect of the announcement of the Arrangement on our business relationships, operating results and business generally, including our ability to retain key employees; and

●

the amount of costs, fees, expenses and charges related to the Arrangement.

Shareholders are cautioned that the foregoing list of factors is not exhaustive. Additional information on other factors that could cause actual events or actual results to differ materially from those contemplated by  the  forward-looking statements and information contained in this Proxy Statement may be found in our filings with the Securities and Exchange Commission on EDGAR, and with Canadian regulatory authorities on SEDAR, including the risk factors contained in Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and elsewhere in this Proxy Statement, including under the section entitled “Risk Factors” beginning on page 59. The forward-looking statements and information contained in this Proxy Statement are based on our expectations, estimates and projections as of the date hereof, and should not be relied upon as representing our estimates as of any subsequent date. International Barrier undertakes no obligation to update publicly or revise any forward-looking statements or information contained in this Proxy Statement, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

THE MEETING

Date, Time and Place

We will hold the Meeting on September 28, 2017, at 10:00 a.m. (Vancouver time) at the offices of Morton Law LLP, Suite 1200, 750 West Pender Street, Vancouver, BC.

Purpose of the Meeting

At the Meeting, Shareholders will be asked to:

(a)

consider and, if deemed advisable, to pass, with or without variation, the Arrangement Resolution to approve the arrangement of International Barrier under section 288 of the BCBCA and the Arrangement between International Barrier, LP and LP Canada pursuant to the Arrangement Agreement; and

(b)

to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

We do not expect a vote to be taken on any other matter at the Meeting. If any other matters are properly presented at the Meeting for consideration, however, the holders of the proxies, if properly authorized, will have discretion to vote on these matters.

Recommendation of the Board of Directors

After careful consideration, and taking into account the Fairness Opinion and all of the factors described under the heading “The Arrangement – Reasons for the Recommendation of the Board”, the Board unanimously determined that the Arrangement is in the best interests of International Barrier and that the consideration to be received pursuant to the Arrangement by Shareholders is fair, from a financial point of view. Accordingly, the Board unanimously approved the Arrangement Agreement, and the transactions contemplated by the Arrangement Agreement, and recommends that the Shareholders vote FOR the Arrangement Resolution. The complete text of the Arrangement Resolution is attached as Schedule A to this Proxy Statement.

The directors and officers of International Barrier have entered into Lock-Up Agreements with LP and LP Canada pursuant to which they have agreed, among other things, to vote the Shares beneficially owned or controlled by them in favor of the Arrangement Resolution. At the date of this Proxy Statement, the directors and officers of International Barrier beneficially owned or controlled 11,762,657 Shares, representing approximately 21.9% of the Shares outstanding.

If your submitted proxy does not specify how you want to vote your Shares, your Shares will be voted “FOR” the proposal to approve the Arrangement Resolution.

Record Date; Quorum; Shares Entitled to Vote

Only holders of record of Shares at the close of business on the Record Date of August 17, 2017 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof, except to the extent that a registered Shareholder transfers Shares after the Record Date and the transferee produces properly endorsed share certificates evidencing the transferred Shares, or otherwise establishes that it owns the transferred Shares, and demands, not later than 10 days before the Meeting, that the transferee’s name be included before the Meeting in the list of registered Shareholders. In such case, the transferee will be entitled to vote the transferred Shares at the Meeting.

A quorum of Shareholders is necessary to hold the Meeting. A quorum of Shareholders at the Meeting is one person who is a Shareholder, or who is otherwise permitted to vote the Shares at a meeting of Shareholders, present in person or by proxy. If a quorum is present at the opening of the Meeting, the Shareholders present or represented may proceed with the business of the Meeting notwithstanding that a quorum is not present throughout the Meeting. If a quorum is not present at the appointed time fixed for the holding of the Meeting, it shall stand adjourned to a fixed time and place as may be determined by the chair of the Meeting. No notice of the adjourned Meeting shall be required and, if at such adjourned Meeting a quorum is not present, the Shareholders present in person or by proxy shall constitute a quorum for all purposes.

On August 17, 2017, there were 53,684,926 Shares outstanding and entitled to vote. Each Share outstanding on the Record Date carries the right to one vote.

Attendance

The only persons entitled to attend the Meeting shall be Shareholders or their authorized proxy holders, International Barrier’s directors, officers, auditors, legal counsel and such other persons who may be permitted to attend by the chair of the Meeting.

Votes Required

At least 66⅔% of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote must be voted in favour of the Arrangement Resolution.

Votes will be counted by the scrutineers appointed for the Meeting, who will count votes “For” and “Against”.

Voting by Directors and Executive Officers

As at August 17, 2017, our directors and executive officers and their affiliates owned or controlled 11,762,657 Shares, which represented approximately 21.9% of the Shares outstanding on that date. See the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 63. The directors and officers of International Barrier have entered into Lock-Up Agreements with LP and LP Canada pursuant to which they have agreed, among other things, to vote the Shares beneficially owned or controlled by them in favor of the Arrangement Resolution.

Timing

If the Meeting is held as scheduled and is not adjourned or postponed and Shareholder approval is obtained, International Barrier will apply for the Final Order approving the Arrangement. Subject to receipt of the Final Order in form and substance satisfactory to International Barrier and LP Canada, and satisfaction or waiver of all other conditions set forth in the Arrangement Agreement, International Barrier expects the Effective Date to occur in early October, 2017.

Dissent Rights

Notwithstanding subsection 242(a) of the BCBCA, to exercise the dissent rights, a written notice of objection to the Arrangement Resolution must be received by International Barrier not later than 4:00 p.m. (Vancouver time) on the business day that is two business days before September 28, 2017 or any date to which the Meeting may be postponed or adjourned. It is a condition to LP and LP Canada’s obligation under the Arrangement Agreement to complete the Arrangement that Shareholders holding no more than 5% of the Shares shall have exercised dissent rights.

The statutory provisions covering the right to dissent are technical and complex. Failure to strictly comply with the requirements set forth in Section 237 to 247 of the BCBCA, as modified or supplemented by the Interim Order and Plan of Arrangement, may result in the loss of any right to dissent. Persons who are beneficial owners of Shares registered in the name of a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary who wish to dissent should be aware that only registered Shareholders are entitled to dissent. Accordingly, a non-registered Shareholder desiring to exercise its dissent rights must make arrangements for such Shares that are beneficially owned to be registered in such holder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by International Barrier or, alternatively, make arrangements for the registered holder to dissent on such holder’s behalf. A dissenting Shareholder may only dissent with respect to all Shares held on behalf of any one beneficial holder and registered in the name of such dissenting Shareholder.

Assistance

If you would like additional copies, without charge, of the enclosed proxy materials or if you have questions about the Arrangement, please contact Melissa McElwee, Chief Financial Officer, by telephone at 1-800-638-4570, or by email at mmcelwee@intlbarrier.com. If you need assistance with the completion and delivery of your Proxy or Letter of Transmittal, please contact Computershare, by telephone at 1-800-564-6253, or by email at corporateactions@computershare.com.

GENERAL PROXY MATTERS

For the purposes of this section, “Registered Shareholders” means the Shareholders whose names appear on the records of International Barrier as the registered holders of Shares. “Non-Registered Shareholders” means Shareholders who do not hold Shares in their own name. “Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Non-Registered Shareholders.

Solicitation of Proxies

Whether or not you plan to attend the Meeting, management of International Barrier, with the support of the Board, requests that you fill out your form of proxy or proxies to ensure your votes are cast at the Meeting. This solicitation of your proxy or proxies (your vote) is made on behalf of management of International Barrier. Solicitations of proxies will be primarily by mail, but may also be by newspaper publication, in person or by telephone, email or oral communication by directors, officers, employees or agents of International Barrier. All costs of the solicitation will be borne by International Barrier.

These securityholder materials are being sent to both Registered Shareholders and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and International Barrier or its agent has sent these materials directly to you, your name and address and information about your holdings of Shares, have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.  International Barrier has arranged for Intermediaries to forward the proxy materials to Non-Registered Shareholders and will pay for those Intermediaries to forward the proxy materials to objecting Non-Registered Shareholders, as provided in National Instrument 54-101 Communications with Beneficial Holders of Securities of a Reporting Issuer (“NI 54-101”).

Voting by Registered Shareholders

The individuals named in the accompanying form of proxy (the “Proxy”) are directors or officers of International Barrier or solicitors for International Barrier. If you are a Registered Shareholder, you have the right to attend the meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of proxy. Registered Shareholders electing to submit a Proxy may do so by:

(i)

completing, dating and signing the enclosed form of Proxy and returning it to International Barrier’s transfer agent, Computershare Investor Services Inc. (“Computershare”), by mail or hand delivery at 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, Canada;

(ii)

using a touch-tone phone to transmit voting choices to the toll-free number given in the Proxy. Registered Shareholders who choose this option must follow the instructions of the voice response system and refer to the enclosed Proxy for the toll-free number, the holder’s account number and the Proxy Control Number; or

(iii)

using the internet through the website of Computershare at www.investorvote.com. Registered Shareholders who choose this option must follow the instructions that appear on the screen and refer to the enclosed Proxy for the holder’s account number and the Proxy Control Number.

In all cases you should ensure that the Proxy is received at least 48 hours before the Meeting or the adjournment thereof at which the Proxy is to be used.

Every Proxy may be revoked by an instrument in writing:

(i)

executed by the Shareholder or by his/her attorney authorized in writing or, where the Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii)

delivered either to the registered office of International Barrier at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof at which the Proxy is to be used, or to the chair of the Meeting on the day of the Meeting or any adjournment thereof;

(iii)

or in any other manner provided by law.

Only Registered Shareholders have the right to revoke an Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see “Voting by Non-Registered Shareholders” below for further information on how to vote your Shares.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Shares are listed in an account statement provided to an Shareholder by an Intermediary, then in almost all cases those Shares will not be registered in the Shareholder’s name on the records of International Barrier. Such Shares will more likely be registered under the name of the Shareholder’s Intermediary or an agent of that Intermediary. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.

Broadridge typically mails a scannable voting instruction form instead of the form of proxy. The Non-Registered Shareholder is asked to complete the voting instruction form and return it to Broadridge by mail or facsimile. Alternatively, the Non-Registered Shareholder may call a toll-free number or go online to vote. International Barrier may utilize the Broadridge QuickVote service to assist shareholders with voting their shares. Broadridge then tabulates the results of all instructions received and provides appropriate instructions with respect to the voting of Shares to be represented at the Meeting.

The voting instruction form will name the same persons as International Barrier’s proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be an Shareholder), may attend the Meeting as Proxyholder for your Intermediary and vote your Shares in that capacity.  To exercise this right to attend the meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the voting instruction form. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the

Meeting as Proxyholder for your Intermediary. The completed voting instruction form or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting. The voting instruction form must be completed as described above and returned in accordance with its instructions well in advance of the Meeting in order to have the Shares voted.

Exercise of Discretion by Proxyholder

If you vote by proxy, the persons named in the Proxy will vote or withhold from voting the Shares represented thereby in accordance with your instructions on any ballot that may be called for. If you specify a choice with respect to any matter to be acted upon, your Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i)

each matter or group of matters identified therein for which a choice is not specified;

(ii)

any amendment to or variation of any matter identified therein;

(iii)

any other matter that properly comes before the Meeting; and

(iv)

exercise of discretion of the Proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Shares represented by the Proxy FOR the approval of such matter. Management of International Barrier is not currently aware of any other matters that could come before the Meeting.

THE ARRANGEMENT

The following summarizes the material terms of the proposed Arrangement and does not purport to be complete and is qualified in its entirety by reference to the Plan of Arrangement and Arrangement Agreement. This summary should be read together with the Arrangement Agreement, which is incorporated by reference in this Proxy Statement, and may be viewed on EDGAR at www.sec.gov and SEDAR at www.sedar.com under the filings made by International Barrier, or requested free of charge from International Barrier, and the Plan of Arrangement which is attached as Schedule B to this Proxy Statement.

General Description of the Arrangement

Pursuant to the Plan of Arrangement, at the Effective Time, LP Canada will acquire all the issued and outstanding Shares of International Barrier from the Shareholders. Pursuant to the terms of the Arrangement Agreement, Shareholders (who have not validly exercised their right to dissent) will be entitled to receive the Arrangement Consideration of $0.41 per Share they own immediately prior to the Effective Time, in cash, less applicable withholding taxes and deductions. Expressed in Canadian dollars for reference only, the Arrangement Consideration equals CDN$0.51 based on the Bank of Canada exchange rate on August 25, 2017.

As a result of the Arrangement, current holders of Shares will no longer have any interest in, and will no longer be shareholders of, International Barrier, and will not participate in any of International Barrier’s or LP’s future earnings or growth. In addition, if the Arrangement is completed, it is expected that the Shares will be delisted from the TSX-V in the days following its completion.

Parties to the Arrangement

International Barrier Technology Inc.

International Barrier, a corporation incorporated under the laws of British Columbia, develops, manufactures, and markets proprietary fire-resistant building materials branded as LP® FlameBlock® Fire-Rated OSB Sheathing and Blazeguard FR Deck Panel. International Barrier’s fire-resistant wood panels use a patented, non-toxic, non-

combustible coating that releases water in the heat of fire. The panels exceed “model” building code requirements in every targeted fire test and application, and are unique in combining properties that increase panel strength and minimize environmental and human impact.

International Barrier’s head office is located at 510 4th Street North, P.O. Box 379, Watkins, MN, USA, 55389, and its telephone number is 1-800-638-4570. International Barrier’s registered office is located at Suite 1200, 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T8. The Shares are traded on the TSX-V under the symbol “IBH” and the OTCQB under the symbol “IBTGF”. Additional information regarding International Barrier is contained in our filings on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

Louisiana-Pacific Corporation and Louisiana-Pacific Canada Ltd.

LP, a corporation existing under the laws of the State of Delaware, is a manufacturer of quality engineered wood building materials including OSB, structural framing products, and exterior siding for use in residential, industrial and light commercial construction. From manufacturing facilities in the U.S., Canada, Chile and Brazil, LP products are sold to builders and homeowners through building materials distributors and dealers and retail home centers. LP’s shares are traded on the New York Stock Exchange under the symbol “LPX”. Additional information regarding LP is contained in their filings on EDGAR at www.sec.gov.

LP Canada is a British Columbia corporation and a wholly-owned subsidiary of LP.

The head office of LP is located at 414 Union Street, Suite 2000, Nashville, TN, USA, 37219 and its telephone number is 1-888-820-0325. The registered office of LP Canada is located at 550, Burrard Street, Suite 2900, Vancouver, BC, Canada, V6C 0A3.

Background to the Arrangement

The following is a summary of the principal meetings, discussions and events that preceded the execution of the Arrangement Agreement, and the subsequent public announcement of the Arrangement.

International Barrier markets its fire-rated building products, including Pyrotite®, through exclusive supply agreements. In January, 2010, International Barrier and LP negotiated a supply agreement, giving LP exclusive rights to sell Pyrotite® treated panel products in North America, in all markets other than the commercial modular market, under their brand name LP® FlameBlock® Fire-Rated OSB Sheathing. In August 2015, LP and International Barrier extended their supply agreement through December 31, 2019 and International Barrier granted a license to LP for the manufacture and distribution of Pyrotite® products in a plant in Clarke County, Alabama. In International Barrier’s 2016/2017 fiscal year, nearly 80% of International Barrier’s total volume of product shipped was to LP.

In 2016, LP initiated discussions with International Barrier regarding a potential acquisition, which would result in LP owning the Pyrotite® technology. International Barrier and LP had numerous meetings throughout 2016 to discuss the form and terms of a potential acquisition.

Beginning in April, 2017, International Barrier and LP negotiated the terms of a non-binding letter of intent regarding the proposed Arrangement. The Board met multiple times in April, May and June to discuss the negotiations with LP and the terms of the non-binding letter of intent.

On May 25, 2017, the Board retained Evans & Evans to act as an independent advisor and to provide an independent opinion as to the fairness, from a financial point of view, of the proposed Arrangement to the Shareholders.

On June 8, 2017, the Board approved the proposed final form of the non-binding letter of intent with LP, which outlined the proposed terms of the Arrangement, and on June 13, International Barrier and LP signed the non-binding letter of intent. Following signing of the non-binding letter of intent, LP commenced its due diligence review of International Barrier, which continued until execution of the Arrangement Agreement.

Beginning on June 21, 2017, International Barrier and LP commenced negotiations around the Arrangement Agreement and related documentation.

Also on June 21, 2017, Evans & Evans provided the Fairness Opinion to the Board, stating that, on the basis of the assumptions, limitations and qualifications set forth in the Fairness Opinion, as of the date of the Fairness Opinion, the consideration to be received by the Shareholders pursuant to the proposed Arrangement is fair, from a financial point of view, to the Shareholders.

Beginning on July 12, 2017, LP began to negotiate the form of Lock-Up Agreement with the directors and officers of International Barrier.

On July 31, 2017, the Board held a meeting to consider the Arrangement and the proposed final form of the Arrangement Agreement and related documentation. The Board considered the material terms and conditions of the proposed Arrangement, the merits of the proposed Arrangement, the process of its negotiation, the Fairness Opinion and the consideration to be received by the Shareholders. The Board unanimously determined that the proposed Arrangement is in the best interest of International Barrier and authorized the entering into of the Arrangement Agreement.

Following the meeting of the Board, International Barrier, LP and their respective legal counsel met to confirm that each of International Barrier and LP had approved the Arrangement Agreement and related documentation, and that executed Lock-Up Agreements had been received from all the directors and officers of International Barrier. Copies of the executed Arrangement Agreement, related documentation and Lock-Up Agreements were released to each party.

On the evening of July 31, 2017, International Barrier and LP issued press releases announcing they had entered into the Arrangement Agreement and describing the terms of the Arrangement.

Recommendation of the Board of Directors

After careful consideration, and taking into account the Fairness Opinion and such matters as it considered relevant (as described below under the heading “Reasons for the Recommendation of the Board), the Board unanimously determined that the Arrangement is in the best interests of International Barrier and that the consideration to be received pursuant to the Arrangement by Shareholders is fair, from a financial point of view. Accordingly, the Board unanimously approved the Arrangement Agreement, and transactions contemplated by the Arrangement Agreement, and recommends that Shareholders vote FOR the Arrangement Resolution.

Reasons for the Recommendation of the Board

In evaluating the Arrangement and the transactions contemplated thereby, the Board considered and evaluated a number of factors, including:

●

Review of Strategic Alternatives. The belief of the Board, after consultation with International Barrier’s financial and legal advisors and management, and after review of the other strategic opportunities reasonably available to International Barrier, in each case taking into account the potential benefits, risks and uncertainties associated with those other opportunities, that the Arrangement represents International Barrier’s best and most certain prospect for maximizing shareholder value in the current economic environment.

●

Prospects of International Barrier. The Board’s assessment of the current and anticipated future opportunities and risks associated with the business, operations, assets, financial performance and condition of International Barrier should it continue without entering into the Arrangement.

●

Fair Value. The Board’s belief that the Arrangement Consideration of $0.41 per Share represents fair value for the Shares, taking into account the Board’s familiarity with our business, operations, prospects, business strategy, properties, assets, and financial condition, and the Board’s belief that the Arrangement

Consideration represents the highest consideration per Share value obtainable on the date of signing the Arrangement Agreement.

●

Certainty of Value. The fact that the Arrangement Consideration will consist entirely of cash, which will provide liquidity and certainty of value to the Shareholders, compared to the risks and uncertainty associated with the operation of our business.

●

No Financing Condition.  Completion of the Arrangement is not subject to a financing condition. The funds for the payment of the Arrangement Consideration by LP and LP Canada to the Shareholders for the Shares will be derived entirely from cash LP currently has on hand.

●

Fairness Opinion. The receipt of the opinion from Evans & Evans that, as at the date thereof and subject to the assumptions, limitations and qualifications contained therein, the Arrangement Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders.

●

Premium to Market Price. The Arrangement Consideration of $0.41 per Share represents approximately a 55% premium over $0.26, the volume weighted average price of the Shares on the OTCQB for the 30 days ended July 31, 2017, the last full trading day prior to the announcement of the Arrangement, and a 67% premium over $0.246, the closing price of the Shares on the OTCQB on July 31, 2017. The Arrangement Consideration represents approximately a 48% premium over $0.35, the volume weighted average price of the Shares on the TSX-V for the 30 days ended July 31, 2017, and a 65% premium over $0.31, the closing price of the Shares on the TSX-V on July 31, 2017 (converted from Canadian dollars to U.S. dollars based on the Bank of Canada daily rate published for July 31, 2017).

●

Required Shareholder and Court Approvals. The Board considered the following approvals required to protect Shareholders:

o

the Arrangement Resolution must be approved at the Meeting by at least 66⅔% of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote; and

o

the Arrangement must be approved by the Court, which will consider, among other things, the fairness of the Arrangement to Shareholders.

●

Dissent Rights. Shareholders who oppose the Arrangement may, upon compliance with certain conditions, exercise dissent rights pursuant to the BCBCA and Interim Order, and receive fair value for their Shares.

●

Terms of Arrangement Agreement; Ability to Respond to Unsolicited Proposals. The terms and conditions of the Arrangement Agreement, including our ability to consider and respond, under certain circumstances specified in the Arrangement Agreement, to an unsolicited proposal for a business combination from a third party, and the right of the Board after complying with the terms of the Arrangement Agreement to terminate the Arrangement Agreement in order to accept a superior proposal subject to payment of a termination fee of $500,000, are, in the judgement of the Board, after consultation with legal counsel, reasonable.

●

No Material Regulatory Issues. There are no material competition or other regulatory issues which are expected to arise in connection with the Arrangement so as to prevent its completion, and all required regulatory clearances and approvals are expected to be obtained.

The Board also considered a variety of risks and other potentially negative factors concerning the Arrangement. These factors included the following:

•

No Shareholder Participation in Potential Future Growth or Earnings. The fact that the Shareholders will cease to participate in International Barrier’s potential future earnings growth or benefit from any future increase in its value following the Arrangement and the possibility that the price of the Shares might have increased in the future to a price greater than the Arrangement Consideration.

•

Non-solicitation Restrictions. The restrictions that the Arrangement Agreement imposes on our ability to solicit competing proposals.

•

Termination Fee and Expense Reimbursement. The possibility that the termination fee of $500,000 payable to LP Canada, and the requirement to reimburse LP Canada for expenses incurred in connection with the Arrangement up to $200,000, if the Arrangement Agreement is terminated in certain circumstances, may discourage other bidders.

•

Closing Conditions. The fact that completion of the Arrangement requires the satisfaction of closing conditions that are not within our control.

•

Business Disruption Resulting from Transaction. The possible disruption to our business, including the possible effect on our ability to attract and retain key personnel that may result from the announcement of the proposed Arrangement and the resulting distraction of the attention of our management and employees.

•

Cost. The process leading up to the completion of the Arrangement will result in significant costs to International Barrier, even if the Arrangement is not completed.

•

Interim Restrictions on Business Pending the Completion of the Arrangement. The restrictions imposed by the Arrangement Agreement that can affect the conduct of our business prior to completion of the Arrangement.

•

Risk Associated with Failure to complete the Arrangement. The risks and costs to International Barrier if the Arrangement is not completed, including (i) the potentially adverse effect on International Barrier’s trading price and the market’s perception of International Barrier’s prospects, (ii) diversion of management and employee attention, potential employee attrition and the potential disruptive effect on business relationships and (iii) the payment of our expenses associated with the transaction.

The foregoing summary of the information and factors considered by the Board is not intended to be exhaustive. In view of the variety of factors and the amount of information considered in connection with its evaluation of the Arrangement, Board did not find it practical to, and did not, quantify or otherwise attempt to assign any relative weighting to each specific factor considered in reaching its conclusions and recommendations. The full Board was present at the July 31, 2017 meeting at which the Arrangement Agreement was approved, and the Board was unanimous in its recommendations. The Board's recommendation was made after considering all of the above-noted factors, in light of the Board's knowledge of the business, financial condition and prospects of International Barrier.

Fairness Opinion

Evans & Evans was retained to provide an opinion as to the fairness, from a financial point of view, of the Arrangement Consideration to be received by Shareholders pursuant to the Arrangement. Evans & Evans has delivered the Fairness Opinion concluding that, as at the date thereof and subject to the assumptions, limitations and qualifications contained therein, the Arrangement Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders. The full text of the Fairness Opinion, setting out the assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the Fairness Opinion, is attached as Schedule D to this Proxy Statement.

Evans & Evans is an investment banking firm with offices and affiliates in Canada, the U.S. and Asia. They have been financial advisors since 1989, and offer a range of independent services to public and private entities in connection with corporate transactions. The Board selected Evans & Evans to prepare the Fairness Opinion based on their considerable experience in working with companies of similar size to International Barrier, their experience in preparing fairness opinions for public companies, and their reputation in the industry.

Pursuant to the engagement letter with Evans & Evans, International Barrier agreed to pay a flat fee to Evans & Evans for providing the Fairness Opinion. International Barrier also agreed to reimburse Evans & Evans for certain out-of-pocket expenses and to indemnify Evans & Evans in certain circumstances. The fee payable for the Fairness Opinion was not contingent on the opinions presented.

The Fairness Opinion is not a recommendation to any Shareholder as to how to vote or act on any matter relating to the Arrangement. The Fairness Opinion was one of a number of factors taken into consideration by the Board in making its unanimous determination to recommend that Shareholders vote in favour of the Arrangement Resolution.

The following is a summary of the Fairness Opinion, and is qualified in its entirety by reference to the Fairness Opinion attached as Schedule D to this Proxy Statement, particularly the conditions, restrictions and assumptions set out in the Fairness Opinion. The Board urges Shareholders to read the Fairness Opinion carefully and in its entirety.

Scope of Review

In connection with preparing the Fairness Opinion, Evans & Evans, among other things, undertook the following:

•

Interviewed Michael Huddy, President, Chief Executive Officer and Director of Barrier, and Melissa McElwee, Chief Financial Officer of Barrier in May 2017.

•

Reviewed the signed letter of intent between International Barrier and LP.

•

Reviewed the technology license agreement between Kronoplus Technical AG, International Barrier and LP, dated September 16, 2013.

•

Reviewed the technology license agreement effective August 19, 2015 between International Barrier and LP. Under the agreement, International Barrier receives a license fee per square foot of coated surface area shipped by LP.  The license fee is reduced by half upon the expiration of International Barrier’s patents.  LP has committed to a minimum license fee in order to retain exclusivity.

•

Reviewed the product manufacturing agreement between International Barrier and LP effective August 19, 2015. LP has the exclusive right to sell and distribute in North America products produced by Barrier, excluding those provided to MuleHide for the commercial modular market.  LP has committed to purchase certain annual volumes and if such volumes are not met, LP pays a fixed amount per square foot as a penalty.

•

Reviewed International Barrier’s website.

•

Reviewed International Barrier’s management-prepared balance sheet and income statement for the nine months ended March 31, 2017.

•

Reviewed International Barrier’s financial statements for the years ended June 30, 2013 – 2016 as audited by BDO Canada LLP, Chartered Accountants of Vancouver, British Columbia.

•

Reviewed International Barrier management discussion & analysis reports for the nine months ended March 31, 2017, the six months ended December 31, 2016, the three months ended September 30, 2016, and the years ended June 30, 2012 to 2014.

•

Reviewed International Barrier’s press releases for the 18 months preceding the date of the Fairness Opinion.

•

Reviewed International Barrier’s budget for the period April 2017 through to September 2017.  Discussed with management estimates as to the budgeted revenues and income for fiscal year 2017 for International Barrier.

•

Reviewed the trading price and volume of the Shares for the period from January 4, 2016 to June 15, 2017 on the TSX-V and August 1, 2016 to June 15, 2017 on the OTCQB. Trading volumes have been similar on both exchanges with daily average trading volumes of less than 20,000 Shares per day.

•

Reviewed International Barrier’s patents.

•

Reviewed data on mergers and acquisitions in the construction, forestry and material industries, focusing on building material companies.

•

Reviewed stock market trading data and financial information on the following companies: Norbord Inc., Goodfellow Inc., Huttig Building Products Inc., Interfor Corporation, Louisiana Pacific Corporation, Quanex Building Products Corporation, CanWel Building Materials Group Ltd., BlueLinx Holdings Inc., Builders FirstSource, Inc., Jewett-Cameron Trading Company Ltd., Foundation Building Materials Inc. and PGT Innovations Inc.

•

Reviewed information on International Barrier’s market from such sources as Reuters, Inc., Google Finance, Yahoo Finance, CNW Newswire, Marketwired, Buysellsignal Report, IBISWorld Industry Report, Investext Plus (Thomson One), Business Monitor International (BMI Research), Center for International Trade in Forest Products, U.S. Department of Agriculture, The Engineered Wood Association, and Wood Markets. In reviewing the market for International Barrier, Evans & Evans noted the following:

o

Plywood and OSB are categorized as structural panels used for roofs, sheathing, walls, flooring etc.

o

According to data from IBISWord, the worldwide market for OSB and waferboard generated $2.02 billion in 2015, representing approximately 15% of the overall wood panel market.

o

Evans & Evans found that composite panels are mostly purchased from dealers/distributors/manufacturers, which are the channels currently employed by International Barrier.

o

Wood Markets forecasts that OSB demand should increase by over 6 billion square feet between 2016 and 2021.  However, International Barrier is targeting only a portion of this market.

o

The building material industry in the United States is highly competitive with a relatively low entry barrier. Evans & Evans found in its research that brand loyalty is relatively low, and businesses compete primarily on price and quality.  Technology innovation has less impact on profitability, rather local legislations such as building codes drive much of the product demand.

o

In order to succeed in the building materials market, businesses need to obtain economy of scale due to low profit margin and the above-noted price competition.  International Barrier does have some excess capacity at its Watkins plant, but would need to expand to dramatically improve its economies of scale.

o

The demand for building materials heavily hinges on the growth of the residential and non-residential construction market, resulting in a cyclical pattern and a positive correlation with the condition of the local economy and real estate development.

o

U.S. housing starts increased 5.2% in 2016, totaling 1.17 million units, and growth is expected to continue through 2017, with housing starts projected to be just short of 1.3 million units. The majority of the growth is expected in single-family homes which are not key markets for International Barrier. Commercial buildings also saw an increase in investment of 9.5% in 2016, a market which demands more of International Barrier’s products.

o

US total wood exports were expected to reach $8.95 billion dollars in 2016, a 3.3% increase over 2015 according to the Center for International Trade in Forest Products.

o

Wood-based composites represent a continuously increasing share of the wood products market. Commercial construction will be important for future expansion of the structural panels market. With increased use of wood composites, the market for fire-retardant treatments of composites is likely to increase.

o

After the collapse of the US housing market in 2008 and subsequent recession, the residential building market has gained momentum and experienced growth between 2013 and 2015. The positive growth was driven by improving employment conditions, rising disposable income and relaxing credit policies. Furthermore, as interest rates remained relatively low driving investments in the real estate market.  Since 2012 the residential building market experienced growth of 4.8% reaching $140.8 billion in revenue by the end of 2016.  However, moving forward to the next five years, growth in the residential construction market is expected to decelerate to 2% per annum until 2022.

o

According to data from IBISWorld, new commercial construction is driven by commercial vacancy rates and government interest rate policies. Low unemployment also directly stimulated consumer spending and increased the demand for discretionary services and products.  Household spending encouraged business investments, which created the demand for leasing space throughout the service, retail, and consumer goods manufacturer in the discretionary sector.  As the economy continues reviving and the businesses keep expanding, the non-residential construction market is expected to grow by 2.6% in 2018 and 2.5% to 2022 annually to meet the demand for commercial space.

Limitations of Scope

Evans & Evans did not conduct a site visit to International Barrier’s facility in Watkins, Minnesota.

Fairness Considerations

In considering fairness, from a financial point of view, Evans & Evans considered the Arrangement from the perspective of the Shareholders as a whole and did not consider the specific circumstances of any particular shareholder, including with regard to income tax considerations.

In considering the fairness of the Arrangement, from a financial point of view, Evans & Evans undertook the following:

•

A review of the trading data for the Shares to June 15, 2017 on both the TSX-V and the OTCQB.  While Evans & Evans reviewed the trading data over a 12 month period, the data and analysis focused principally on the previous 180 trading days. In the view of Evans & Evans, changes in market conditions, International Barrier’s results and other economic factors make a detailed analysis beyond 180 days not as relevant to what Shareholders are able to realize from their shareholdings as at June 15, 2017.

o

Evans & Evans found that for the 180 trading days preceding June 15, 2017 the Shares closed at an average price in the range of C$0.36 to C$0.39 on the TSX-V, with a daily average trading volume of less than 21,000 Shares. In total over the 180 trading days preceding June 15, 2017, approximately 3.6 million (6.8%) of the issued and outstanding Shares of International Barrier were traded on the TSX-V. Shares traded on 141 of the 180 trading days.

o

Trading volumes on the OTCQB for International Barrier were similar to that of the TSX-V, with approximately 3.7 million Shares traded over the 180 trading days preceding June 15, 2017. The average trading price on the OTCQB ranged from $0.27 to $0.29 per Share and Shares traded on 135 of 180 trading days.

•

A review of the operations of International Barrier and its financial results. In undertaking this review, Evans & Evans noted the following:

o

International Barrier is highly reliant on LP for the majority of its revenues.  For the nine months ended March 31, 2017, LP represented approximately 88% of revenues. The majority of the remaining International Barrier revenues are generated by Mulehide.

o

International Barrier’s revenues have been increasing over the past four years. However, profitability has not seen a sustained increase as International Barrier’s cost of sales has ranged from 80% to 88% of revenues.

o

International Barrier has approximately $700,000 in U.S. tax losses and $2.1 million of Canadian tax losses to offset future income.

o

Given the exclusive nature of the agreement with LP, there is limited ability of International Barrier to grow revenues in the U.S.  Further, for the past several years International Barrier has not focused on sales and marketing in North America and as such would need to rebuild its internal team and external distribution network should LP not meet the conditions of the agreements between the two parties.

o

Wages and management fees represent International Barrier’s single largest operating expense. As these fees largely relate to the level of operations, there is limited ability for International Barrier to increase net income by decreasing costs. Wages and management fees have been relatively stable at 6% to 7% of revenues.

o

The latest agreement with LP, enables LP to produce its LP® FlameBlock® products at its own plant, paying International Barrier a royalty per square foot. While LP is required to purchase a fixed amount of product directly from International Barrier, given the lower cost production at its own plant, it is likely any dramatic increases in LP production would come from its own plant.

o

International Barrier does not undertake significant marketing or sales activities and accordingly, these expenses are nominal.

o

International Barrier did have redundant cash on its balance sheet as of March 31, 2017. Such cash was not required for day-to-day operations.

o

International Barrier does own the land and buildings which house the Watkins plant, but management does not believe the property has appreciated significantly in value beyond what is reflected on the balance sheet.

o

While International Barrier has a significant investment in fixed assets at its Watkins plant, much of this equipment is specialized and would be more valuable in place and in use as opposed to being dismantled and sold in a liquidation.

o

International Barrier is in a strong working capital position and has no debt. There is the ability International Barrier could increase its debt.

•

A review of the size and scope of the market opportunity for International Barrier as outlined under “Scope of Review” above and in section 3.0 of the Fairness Opinion. Evans & Evans found the outlook for International Barrier’s market to be positive, given the improvement in the overall economy. However, OSB prices have been rising over the past three years, making it less competitive against substitutable products. Continued increases in the price of OSB, would therefore effect not only International Barrier’s margins, but also the demand for the product.

•

A review of the value implied for International Barrier based on any financings undertaken in the 24 months preceding the Fairness Opinion. International Barrier had not undertaken any financings in the 24 months preceding June 15, 2017.

•

A review of the value implied for International Barrier based on the application of a multiple to weighted average earnings before interest, taxes, depreciation and amortization (“EBITDA”) and cash flow.  The multiples were derived from guideline public companies in International Barrier’s industry. Evans & Evans initially identified 12 companies in the building materials market whose shares trade on North American stock exchanges. Thereafter, nine were considered the most comparable in terms of size, scope of operations, business model and revenues.

o

Evans & Evans found the multiple of enterprise value (“EV”) to trailing twelve months (“TTM”) EBITDA for the selected guideline companies was in the range of 5.5(x) to 13(x).  Many of the companies identified have significantly more liquidity than International Barrier and have significantly higher revenues, however International Barrier is trading at the top end of the peer group. The Arrangement implies a multiple in excess of 23(x) International Barrier’s fiscal year 2016 and annualized fiscal year 2017 adjusted EBITDA.

o

Evans & Evans found the multiple of EV to TTM cash flow from operations for the selected guideline companies was in the range of 11(x) to 30(x).  International Barrier was trading in the range of 13(x) TTM cash flow as of the June 15, 2017, which was the low end of the range.  The Arrangement implies a multiple in the range of 20(x) cash flow from operations.

Fairness Conclusions

Based upon and subject to the foregoing, the conditions, restrictions and assumptions set out in the Fairness Opinion, and such other matters as Evans & Evans considered relevant, it is Evans & Evans opinion, as of the date of the Fairness Opinion, that the terms of the Arrangement are fair, from a financial point of view, to the shareholders of International Barrier giving consideration to both the quantitative factors outlined above and the qualitative factors outlined below.

In arriving at the conclusions outlined above, Evans & Evans considered:

•

Based on the Consideration of $0.41 and 53,684,926 Shares outstanding implies a value of International Barrier of $22 million. The Arrangement multiples of 23(x) TTM EBITDA and 20(x) TTM cash flow represents a premium to the multiple of 13.5(x) TTM EBITDA and 13.0(x) TTM cash flow International Barrier was receiving in the market based on trading price near June 15, 2017.

•

The Proposed Transaction EBITDA multiple as outlined above, is in excess of what International Barrier’s peers are currently realizing in the market. As noted above, the peers are much larger, with more liquidity, making the implied multiple much more attractive.

•

A comparison of the Arrangement Consideration to the volume weighted closing price (“VWCP”) of the Shares over the 10, 30 and 90 days preceding June 15, 2017. Given the limited trading volume of International Barrier, there is risk associated with Shareholders realizing the value per Share on the open market. The

Arrangement Consideration represents an approximate 30% premium to the VWCP of International Barrier over the 90 days preceding June 15, 2017.

•

A review of the number of days the closing price of the Shares on the TSX-V and the OTCQB exceeded the Arrangement Consideration and the number of Shares traded on those days. International Barrier’s Share price had not closed above $0.41 or C$0.557 per share in the 180 trading days preceding June 15, 2017.

In assessing the fairness of the Arrangement from a financial point of view to the Shareholders, Evans & Evans also considered other potential benefits that may be realized subsequent to the completion of the Arrangement. No further qualitative or quantitative factors were identified.

Financing of the Arrangement

The funds for the payment of the Arrangement Consideration by LP and LP Canada to the Shareholders for the Shares will be derived entirely from cash LP currently has on hand.

Lock-Up Agreements

All of the directors and officers of International Barrier have entered into Lock-Up Agreements with LP and LP Canada pursuant to which they have agreed, among other things, to vote the Shares beneficially owned or controlled by them in favor of the approval of the Arrangement Resolution. As of the date of this Proxy Statement, the directors and officers of International Barrier beneficially owned or controlled 11,762,657 shares of International Barrier, representing approximately 21.9% of the issued and outstanding Shares.

Among other things, pursuant to the Lock-Up Agreements, the directors and officers of International Barrier agreed:

•

to vote all of the Shares owned or over which control is exercised by such director or officer, in favour of the Arrangement Resolution and any other matter to be considered at the Meeting which is reasonably necessary for the consummation of the Arrangement, and against any proposed action or agreement which could impede, interfere with, delay or otherwise adversely affect the consummation of the Arrangement;

•

if requested, to deliver to International Barrier duly executed proxies or voting information forms instructing the holder thereof to vote in favour of the Arrangement Resolution, and naming those individuals as may be designated by International Barrier in this Proxy Statement in connection with the Meeting;

•

not to exercise any rights to dissent or rights of appraisal in connection with the Arrangement;

•

except in their capacity as director or officer to the extent permitted by the Arrangement Agreement, not to, directly or indirectly, make or participate in or take any action that would reasonably be expected to facilitate or result in an Acquisition Proposal (as described below under the section of this Proxy Statement entitled “The Arrangement Agreement” beginning on page 36), or engage in any discussion, negotiation or inquiries relating thereto or accept any Acquisition Proposal; and

•

not to, directly or indirectly, sell, transfer, pledge or assign or agree to sell, transfer, pledge or assign any of their Shares or any interest therein without LP’s and LP Canada’s prior written consent, other than pursuant to the Arrangement Agreement.

Despite the provisions of the Lock-Up Agreements described above, the Lock-Up Agreements provide that they will not limit or restrict a director or officer of International Barrier, in his or her capacity as such director or officer, in the exercise of his or her fiduciary duties as director or officer of International Barrier.

The directors and officers of International Barrier on one hand, and LP and LP Canada, on the other hand, may terminate the Lock-Up Agreements in certain circumstances pursuant to the terms of the Lock-Up Agreements.

The description of the terms of the Lock-Up Agreements above is a summary only and does not purport to be a comprehensive description of all of the terms of the Lock-Up Agreement. The form of Lock-Up Agreement is attached as a schedule to the Arrangement Agreement, which may be viewed on EDGAR at www.sec.gov and SEDAR at www.sedar.com under the filings made by International Barrier, and should be read in its entirety.

Expenses

Except as otherwise provided by the Arrangement Agreement, in the event the Arrangement Agreement is terminated under certain circumstances, all fees, costs and expenses incurred in connection with the Arrangement Agreement and the Plan of Arrangement shall be paid by the party incurring the expenses.

The estimated fees, costs and expenses of International Barrier in connection with the Arrangement contemplated herein including, without limitation, financial and advisors’ fees, filing fees, legal and accounting fees, printing and mailing costs are anticipated to be approximately $120,000 based on certain assumptions.

THE PLAN OF ARRANGEMENT

Arrangement Steps

The following summarizes the steps that will occur under the Plan of Arrangement on the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived. The following description is qualified in its entirety by reference to the full text of the Plan of Arrangement attached as Schedule B to this Proxy Statement. Shareholders should read the Plan of Arrangement and Arrangement Agreement (available on EDGAR at www.sec.gov and SEDAR at www.sedar.com under the filings made by International Barrier), each in its entirety.

Commencing at the Effective Time, pursuant to the Plan of Arrangement, the following events or transactions shall occur and shall be deemed to occur in the following sequence:

•

each Share held by a dissenting Shareholder shall, without any further act or formality, be deemed to have been transferred and assigned by such Shareholder to LP Canada (free and clear of all liens) in consideration for the right to be paid the fair value of such Shares in accordance with the Plan of Arrangement;

•

immediately following the preceding step, each Share outstanding immediately prior to the Effective Time (other than any Shares held by dissenting Shareholders) shall, without any further act or formality by or on behalf of a Shareholder, be deemed to have been transferred and assigned to LP Canada (free and clear of any liens) in exchange for the Arrangement Consideration; and

•

concurrently with the preceding step, with respect to the Shares transferred and assigned to LP Canada: (i) the registered Shareholder shall cease to be the registered Shareholder of such Shares and the name of such registered Shareholder shall be removed from the register of Shareholders as of the Effective Time; (ii) the registered Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Shares; and (iii) LP Canada will be the holder of all of the outstanding Shares and the central securities register of International Barrier shall be revised accordingly.

See the Plan of Arrangement attached as Schedule B to this Proxy Statement for additional information.

Exchange of Certificates for Cash

Following receipt of the final order approving the Arrangement from the Court (the “Final Order”) and no later than two business days prior to the Effective Date, LP Canada will deposit, or arrange to be deposited, for the benefit of Shareholders, cash with the Depositary in the aggregate amount equal to the payments in respect thereof required by the Plan of Arrangement.

Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Shares that were transferred pursuant to the Plan of Arrangement, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Shareholder represented by such surrendered certificate or DRS Advice shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, the cash which such Shareholder has the right to receive under the Arrangement for such Shares, less any amounts withheld pursuant to the Plan of Arrangement, and any certificate or DRS Advice so surrendered shall be cancelled.

Until surrendered as contemplated by the Plan of Arrangement, each certificate or DRS Advice that immediately prior to the Effective Time represented Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate or DRS Advice as contemplated in the Plan of Arrangement, less any amounts withheld pursuant to the Plan of Arrangement. No Shareholder shall be entitled to receive any consideration with respect to Shares other than any cash payment to which such holder is entitled to receive in accordance with the Plan of Arrangement.

Extinction of Rights

At and after the Effective Time, any certificate or DRS Advice formerly representing Shares shall represent only the right to receive consideration in accordance with the Plan of Arrangement; provided that such certificates or DRS Advices shall, on the fifth anniversary of the Effective Date, cease to represent a claim of any nature whatsoever and shall be deemed to have been surrendered and forfeited to LP Canada.

ARRANGEMENT MECHANICS

Procedure for the Arrangement Becoming Effective

The Arrangement is proposed to be carried out pursuant to Division 5 of Part 9 of the BCBCA. The following conditions must be met for the Arrangement to become effective:

•

the Arrangement Resolution must be approved by the Shareholders at the Meeting in the manner set forth in the Interim Order;

•

the Court must grant the Final Order;

•

the TSX-V shall have conditionally accepted notice of the Arrangement; and

•

all other conditions precedent to the Arrangement, as set forth in the Arrangement Agreement, must be satisfied or waived by the appropriate party (see “The Arrangement Agreement –Conditions Precedent to the Arrangement” beginning on page 46).

Shareholder Approval

At the Meeting, pursuant to the Interim Order, the Shareholders will be asked to approve the Arrangement Resolution. Each Shareholder shall be entitled to vote on the Arrangement Resolution, with the Shareholders entitled to one vote per Share. The requisite approval for the Arrangement Resolution is at least 66⅔% of the votes cast on the Arrangement Resolution by the Shareholders present in person or represented by proxy at the Meeting and entitled to vote. The Arrangement Resolution must receive Shareholder approval in order for International Barrier to seek the Final Order and implement the Arrangement on the Effective Date in accordance with the terms of the Final Order.

Court Approval

The Arrangement requires approval by the Court under section 291 of the BCBCA. On August 22, 2017, the Court granted the Interim Order directing the calling of the Meeting and prescribing the conduct of the Meeting and other matters. The Interim Order is attached as Schedule E to this Proxy Statement.

Subject to the terms of the Arrangement Agreement, and if the Arrangement Resolution is approved by the Shareholders at the Meeting in the manner required by the Interim Order, International Barrier will make an application to the Court for the Final Order. A requisition for the Final Order to approve the Arrangement has been filed, and a copy is attached as Schedule G to this Proxy Statement.

The Court hearing in respect of the Final Order is expected to take place at 9:45 a.m. (Vancouver time), on October 3, 2017, or as soon thereafter as counsel for International Barrier may be heard, at the Supreme Court of British Columbia, located at 800 Smithe Street, Vancouver, British Columbia, Canada, V6Z 2E1. At the hearing, the Court will consider, among other things, the fairness of the terms and conditions of the Arrangement and the rights and interests of every person affected. International Barrier has been advised by their legal counsel that the Court has broad discretion under the BCBCA when making orders with respect to a plan of arrangement and that the Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and procedural point of view. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit.

Any Shareholder who wishes to participate, appear, to be represented, and to present evidence or arguments at Court hearing for the Final Order must file with the Court and serve on International Barrier, at the address set out below, a response to petition and any other material on which the Shareholder intends to rely no later than 4:00 p.m. (Vancouver time) on Tuesday, September 26, 2017, or as provided in the Interim Order, and satisfy any other requirements of the Court. Any materials should be served on International Barrier’s litigation counsel at:

Taylor Veinotte Sullivan, Barristers

Suite 502 – 1168 Hamilton Street

Vancouver, British Columbia V6B 2S2

Attention: Christopher M. Dafoe

Email: cdafoe@tvsbarristers.com

In the event that the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those persons having previously served a Response to Petition in compliance with the Interim Order will be given notice of the new date. Shareholders who wish to participate in or be represented at the Court hearing for the Final Order should consult their legal advisors as to the necessary requirements.

TSX-V Acceptance

The Arrangement is subject to the TSX-V conditionally accepting notice of the Arrangement.

Procedure for the Receipt of the Arrangement Consideration

Letter of Transmittal

The Letter of Transmittal is being mailed, together with this Proxy Statement, to each person who was a Registered Shareholder on the Record Date. Each person who is a Registered Shareholder immediately prior to the Effective Time must forward the properly completed and signed Letter of Transmittal, along with the accompanying Share certificate(s) or DRS Advice, as applicable, and such other documents as the Depositary may reasonably require, to the Depositary in order to receive the Arrangement Consideration to which such Shareholder is entitled under the Arrangement. It is recommended that Registered Shareholders complete, sign and return the Letter of Transmittal, along with the accompanying Share certificate(s) or DRS Advice, as applicable, and any other required documents or instruments to the Depositary as soon as possible.

Shareholders whose Shares are registered in the name of a nominee (bank, trust company, securities broker or other nominee) should contact that nominee for assistance in depositing their Shares.

Payments to the Shareholders under the Arrangement will be denominated in U.S. dollars. However, Shareholders who hold their Shares in Canadian dollar-denominated accounts with a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary may have such payments automatically exchanged into Canadian dollars based on the exchange rate available to such intermediary on the date the funds are converted. Shareholders who wish to receive Canadian dollars in such circumstances are advised to contact the broker, investment dealer, bank, trust company, custodian, nominee or other intermediary through which they hold their Shares to make appropriate arrangements.

Registered Shareholders

In order to receive the Arrangement Consideration to which a Registered Shareholder (other than any dissenting Shareholder) is entitled if the Arrangement is completed, a Registered Shareholder must complete, sign, date and return the enclosed Letter of Transmittal in accordance with the instructions set out therein. The Letter of Transmittal is also available from the Depositary, by telephone at 1-800-564-6253 or by email at corporateactions@computershare.com; or under International Barrier’s issuer profile on SEDAR at www.sedar.com.

Following receipt of the Final Order and no later than two business days prior to the Effective Date, LP Canada will deposit, or arrange to be deposited, for the benefit of Shareholders, cash with the Depositary in the aggregate amount equal to the payments in respect thereof required by the Plan of Arrangement. Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Shares that were transferred pursuant to the Plan of Arrangement, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Shareholder represented by such surrendered certificate or DRS Advice shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, the Arrangement Consideration which such Shareholder has the right to receive under the Arrangement for such Shares, less any amounts withheld pursuant to the Plan of Arrangement, and any certificate or DRS Advice so surrendered shall be cancelled.

Until surrendered as contemplated by the Plan of Arrangement, each certificate or DRS Advice that immediately prior to the Effective Time represented Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate or DRS Advice as contemplated in the Plan of Arrangement, less any amounts withheld pursuant to the Plan of Arrangement. No Shareholder shall be entitled to receive any consideration with respect to Shares other than any cash payment to which such holder is entitled to receive in accordance with the Plan of Arrangement.

The Letter of Transmittal contains complete instructions on how to exchange the certificate(s) or DRS Advices representing the Shares and how Registered Shareholders will receive the Arrangement Consideration payable to them.

In order for Registered Shareholders to receive the Arrangement Consideration payable to them under the Arrangement as soon as possible after the closing of the Arrangement, Registered Shareholders should submit their Shares and the Letter of Transmittal as soon as possible. Registered Shareholders will not actually receive their respective Arrangement Consideration until the Arrangement is completed and they have returned their properly completed documents, including the Letter of Transmittal and certificates or DRS Advices representing their Shares, as applicable, to the Depositary.

The method of delivery of certificates or DRS Advices representing Shares and all other required documents is at the option and risk of the person depositing their Shares. Any use of the mail to forward certificates or DRS Advices representing Shares and/or the related Letters of Transmittal shall be at the election and sole risk of the person depositing Shares, and documents so mailed shall be deemed to have been received by International Barrier only upon actual receipt by the Depositary. If such certificates or DRS Advices and other documents are to be mailed, International Barrier recommends that registered mail be used with proper insurance and an acknowledgement of receipt requested.

Unless otherwise specified in the Letter of Transmittal, a cheque representing the aggregate Arrangement Consideration payable under the Arrangement to a former registered holder of Shares who has complied with the procedures set out above and in the Letter of Transmittal will be, as soon as practicable after the Effective Date and after the receipt of all required documents: (i) forwarded to the former Shareholder at the address specified in the Letter of Transmittal by first-class mail; or (ii) made available at the office of the Depositary at which the Letter of Transmittal and the certificate(s) or DRS Advice for Shares were delivered for pick-up by the Shareholder, as requested by the Shareholder in the Letter of Transmittal. If no address is provided on the Letter of Transmittal, cheques will be forwarded to the address of the holder as shown on the register maintained by Computershare. Except as required by applicable laws, no interest will be paid or will accrue on any cash payable to the holders of Shares pursuant to the Arrangement Agreement or Plan of Arrangement.

If any portion of the Arrangement Consideration is to be paid to any person other than the person in whose name the applicable surrendered Share is registered, it will be a condition to such payment that the surrendered Share be in proper form for transfer and that the person requesting such payment of the Arrangement Consideration pay any transfer or other similar taxes required as a result of such payment to a person other than the registered holder of such Share or establish to the satisfaction of the Depositary that such tax has been paid or is not payable.

In the event any certificate which immediately before the Effective Time represented one or more outstanding Shares in respect of which the holder was entitled to receive the Arrangement Consideration pursuant to the Arrangement are lost, stolen or destroyed, you must follow the procedures set out in the Letter of Transmittal. Such procedures will include signing an affidavit attesting to the loss of your Share certificate. You may also be required to provide a bond in order to cover any potential loss or take such other steps as the Depositary, LP or LP Canada may require. Where a certificate representing the Shares has been destroyed, lost or stolen, the Registered Shareholder of that certificate should contact the Depositary by telephone at 1-800-564-6253 or by email at corporateactions@computershare.com.

Non-Registered Shareholders

The exchange of Shares for the Arrangement Consideration in respect of Non-Registered Shareholders is expected to be made with the Non-Registered Shareholders' nominee (bank, trust company, securities broker or other nominee) account through the procedures in place for such purposes between CDS and such nominee. Non-Registered Shareholders should contact their intermediary if they have any questions regarding this process and to arrange for their nominee to complete the necessary steps to ensure that they receive the Arrangement Consideration as soon as possible following completion of the Arrangement.

Extinction of Rights

At and after the Effective Time, any certificate or DRS Advice formerly representing Shares shall represent only the right to receive the Arrangement Consideration in accordance with the Plan of Arrangement; provided that such certificates or DRS Advices shall, on the fifth anniversary of the Effective Date, cease to represent a claim of any nature whatsoever and shall be deemed to have been surrendered and forfeited to LP Canada.

Withholding Rights

International Barrier, LP Canada or the Depositary shall be entitled to deduct and withhold from any amount payable to any person under the Plan of Arrangement, such amounts as International Barrier, LP Canada or the Depositary determines, acting reasonably, are required or permitted to be deducted and withheld with respect to such payment under the Tax Act, the Code or any provision of any other applicable law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the person in respect of which such withholding was made, provided that such amounts are actually remitted to the appropriate taxing authority.

Timing

If the Meeting is held as scheduled and is not adjourned or postponed and Shareholder approval is obtained, International Barrier will apply for the Final Order approving the Arrangement. Subject to receipt of the Final Order in form and substance satisfactory to International Barrier and LP Canada, and satisfaction or waiver of all other conditions set forth in the Arrangement Agreement, International Barrier expects the Effective Date to occur in early October, 2017. However, we cannot predict the exact timing of the completion of the Arrangement.

Stock Exchange Delisting and Ceasing Reporting Issuer Status

It is expected that following completion of the Arrangement, all the Shares will be delisted from the TSX-V, subject to the rules and policies of the TSX-V and applicable law. It is also expected that the Shares will cease to be quoted on the OTCQB. Following completion of the Arrangement, International Barrier will also make an application to the applicable securities regulatory authorities in Canada to cease to be a reporting issuer in each province in which it is currently a reporting issuer for the purpose of securities legislation. International Barrier will also make an application to the Securities and Exchange Commission in the United States to terminate registration of the Shares and its reporting obligations under the United States Securities Exchange Act of 1934. As a result, International Barrier will no longer be subject to the ongoing disclosure and other obligations currently imposed upon it under Canadian and United States securities legislation.

DISSENT RIGHTS

Shareholders who wish to dissent should take note that the procedures for dissenting to the Arrangement Resolution require strict compliance with the dissent procedures.

The following description of the rights of Registered Shareholders to dissent from the Arrangement Resolution is not a comprehensive statement of the procedures to be followed by a dissenting Shareholder who seeks payment of the fair value of their Shares. A Registered Shareholder's failure to follow exactly the procedures set forth in Sections 237 to 247 of the BCBCA, as modified or supplemented by the Interim Order, the Plan of Arrangement and any other applicable order of the Court, will result in the loss of such Registered Shareholder's dissent rights. If you are a Registered Shareholder and wish to dissent in respect of the Arrangement Resolution, you should obtain your own legal advice and carefully read the Plan of Arrangement (see Schedule B), the provisions of Sections 237 to 247 of the BCBCA (see Schedule F) and the Interim Order (see Schedule E).

Any Registered Shareholder is entitled to be paid the fair value of the Shares held, by such holder in accordance with Section 245 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, if such holder exercises dissent rights in respect of such Shares, and the Arrangement becomes effective.

Anyone who is a beneficial owner of Shares registered in the name of an intermediary and who wishes to dissent should be aware that only Registered Shareholders are entitled to exercise dissent rights. A Registered Shareholder who holds Shares as an intermediary for one or more beneficial owners, one or more of whom wish to exercise dissent rights, must exercise such dissent rights on behalf of such holder(s). In such case, the notice should specify the number of Shares held by the intermediary for such beneficial owner. A dissenting Shareholder may dissent only with respect to all of the Shares held on behalf of any one beneficial owner and registered in the name of the dissenting Shareholder.

A brief summary of the provisions of Sections 237 to 247 of the BCBCA is set out below. This summary is qualified in its entirety by the provisions of Sections 237 to 247 of the BCBCA, the full text of which is set forth in Schedule F to this Proxy Statement, the Interim Order and by the Plan of Arrangement. The Court hearing the application for the Final Order has the discretion to alter the dissent rights described herein.

Shareholders who exercise dissent rights and who:

a)

are ultimately entitled to be paid fair value for their Shares shall be deemed to have transferred such Shares to LP Canada as of the Effective Time without any further act or formality and free and clear of all liens, claims and encumbrances, in consideration for the payment by LP Canada of the fair value thereof, in cash; or

b)

are ultimately not entitled, for any reason, to be paid fair value for their Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Shares and shall receive the Arrangement Consideration on the basis determined in accordance with the Plan of Arrangement;

but in no case shall LP, LP Canada or International Barrier or any other person be required to recognize such persons as holders of Shares after the Effective Time, and the names of such persons shall be deleted from the register of Shareholders at the Effective Time. There can be no assurance that a dissenting Shareholder will receive consideration for its Shares of equal or greater value to the consideration that such dissenting Shareholder would have received under the Arrangement.

Sections 237 to 247 of the BCBCA

Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, provide that Registered Shareholders who dissent to the Arrangement may exercise a right of dissent and require LP Canada to purchase the Shares held by such shareholders at the fair value of such Shares.

The exercise of dissent rights does not deprive a Registered Shareholder of the right to vote at the Meeting. However, a Shareholder is not entitled to exercise dissent rights in respect of the Arrangement Resolution if such holder votes any of the Shares beneficially held by such holder in favour of such Arrangement Resolution. A dissenting Shareholder is required to send a written objection to the Arrangement Resolution to International Barrier, prior to the Meeting. A vote against the Arrangement Resolution or not voting on the Arrangement Resolution does not constitute a written objection for purposes of the right to dissent under Section 242 of the BCBCA.

Address for Notice

All notices of dissent to the Arrangement Resolution, as applicable, pursuant to Sections 237 to 247 of the BCBCA should be addressed to the attention of International Barrier’s counsel set out below and be sent not later than 4:00 p.m. (Vancouver time) on the date that is two business days immediately prior to the Meeting or any date to which the Meeting may be postponed or adjourned:

Morton Law LLP

1200 – 750 West Pender Street

Vancouver, British Columbia V6C 2T8

Attention: Edward L. Mayerhofer

Strict Compliance with Dissent Provisions Required

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting Shareholder under Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, and reference should be made to the specific provisions of Section 237 to 247 of the BCBCA, the Plan of Arrangement and the Interim Order, as applicable. The BCBCA requires strict adherence to the procedures regarding the exercise of rights established therein. The failure to adhere to such procedures may result in the loss of all rights of dissent.

Accordingly, each Shareholder who wishes to exercise dissent rights with respect to the Arrangement Resolution should carefully consider and comply with the provisions of Section 242 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, and consult a legal advisor. A copy of Sections 237 to 247 of the BCBCA is set out in Schedule F to this Proxy Statement.

Condition of the Arrangement

Under the Arrangement Agreement, it is a condition of the Arrangement that Shareholders, holding no more than 5% of the outstanding Shares, have validly exercised dissent rights (and not withdrawn such exercise). This condition precedent is for the exclusive benefit of LP and LP Canada and may be waived (in writing) in whole or in part, by LP and LP Canada prior to the Effective Time.

THE ARRANGEMENT AGREEMENT

The Arrangement Agreement provides for the implementation of the Plan of Arrangement. The following is a summary only of certain provisions of the Arrangement Agreement and reference should be made to the full text of the Arrangement Agreement which is incorporated by reference into this Proxy Statement and available on EDGAR at www.sec.gov and SEDAR at www.sedar.com under the filings made by International Barrier, or may be requested free of charge from International Barrier, and the Plan of Arrangement attached as Schedule B to this Proxy Statement. This summary does not purport to be complete and may not contain all of the information about the Arrangement

Agreement that is important to you. Shareholders are encouraged to read the Arrangement Agreement and the Plan of Arrangement, in their entirety. In this section, terms not otherwise defined in this Proxy Statement have the meaning set out in the Arrangement Agreement.

The Arrangement Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Arrangement Agreement. Our representations, warranties, covenants and agreements contained in the Arrangement Agreement have been made solely for the benefit of LP and LP Canada. In addition, these representations, warranties, covenants and agreements (i) have been made only for purposes of the Arrangement Agreement, have been qualified by confidential disclosures made to LP and LP Canada in the disclosure letter delivered in connection with the Arrangement Agreement, (iii) are subject to materiality qualifications contained in the Arrangement Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Arrangement Agreement or such other date as is specified in the Arrangement Agreement and (v) have been included in the Arrangement Agreement for the purpose of allocating risk between the parties rather than establishing matters as fact. Accordingly, you should not rely on the representations, warranties, covenants and agreements in the Arrangement Agreement as characterizations of the actual state of facts or condition of us or any of our subsidiaries. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

On July 31, 2017, International Barrier, LP and LP Canada entered into the Arrangement Agreement, pursuant to which International Barrier, LP and LP Canada agreed that, subject to the terms and conditions set forth in the Arrangement Agreement, LP Canada will acquire all of the issued and outstanding International Barrier Shares. The terms of the Arrangement Agreement are the result of arm’s length negotiations among International Barrier, LP and LP Canada and their respective advisors.

Effective Date of the Arrangement

LP and LP Canada will, following receipt of the Final Order and no later than two (2) Business Days before the Effective Date, deliver or cause to be delivered to the Depositary sufficient cash to be held in escrow until the Effective Time to pay the Arrangement Consideration.

The Effective Date will occur on the date upon which International Barrier and LP agree in writing as the date upon which the Arrangement becomes effective or, in the absence of such agreement, within five (5) Business Days after obtaining the Final Order and subject to the other conditions in the Arrangement Agreement being satisfied or waived (if permitted).

Representations and Warranties

The Arrangement Agreement contains certain representations and warranties of International Barrier relating to, among other things: organization and qualification; authority relative to the Arrangement Agreement; governmental authorization; no violation of constating documents, applicable Laws or certain contracts; capitalization; shareholders’ and similar agreements; ownership of subsidiaries; reporting status and securities law matters; United States securities law matters; public filings; financial statements; internal controls and financial reporting; books and records, disclosure; minute books; no undisclosed liabilities; no collateral benefit; ordinary course; litigation; taxes; property; sufficiency of assets; Material Contracts; permits; environmental matters; compliance with laws; employees; collective agreements; employee plans; intellectual property; related party transactions; customers and suppliers; product warranties; fairness opinion and directors’ approvals; brokers; insurance; and Investment Canada Act.

The  Arrangement Agreement also contains certain representations and warranties of LP and LP Canada, relating to, among other things: organization and qualification; authority relative to the Arrangement Agreement; no violation of constating documents, applicable Laws or certain contracts; sufficient funds; governmental approvals; security ownership; brokers; and litigation.

Covenants

Covenants Regarding the Arrangement

International Barrier has given the usual and customary covenants for an agreement of the nature of the Arrangement Agreement, including to use commercially reasonable efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper or advisable under applicable laws to consummate the Arrangement as soon as practicable, including, but not limited to:

a)

use its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, authorizations, exemptions, orders, approvals, agreements, amendments or confirmations required to be obtained by it under any Material Contracts;

b)

prepare and file as promptly as practicable, all necessary documents, registrations, statements, petitions, filings and applications for the regulatory approvals and using its commercially reasonable efforts to obtain and maintain all regulatory approvals;

c)

use its commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers;

d)

carry out the terms of the Interim Order and the Final Order applicable to it and complying promptly with all requirements imposed by with respect to the Arrangement and Arrangement Agreement; and

e)

not take any action, or refraining from taking any commercially reasonable action, or permitting any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement.

Each of LP and LP Canada has given the usual and customary covenants for an agreement of the nature of the Arrangement Agreement, including to use commercially reasonable efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper or advisable under applicable laws to consummate the Arrangement as soon as practicable, including, but not limited to:

a)

use its commercially reasonable efforts to prepare and file as promptly as practicable, all necessary documents, registrations, statements, petitions, filings and applications for the regulatory approvals and using its commercially reasonable efforts to obtain and maintain all regulatory approvals;

b)

use its commercially reasonable efforts to oppose lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers;

c)

carry out the terms of the Interim Order and the Final Order applicable to it and complying promptly with all requirements imposed by with respect to the Arrangement and Arrangement Agreement;

d)

not take any action, or refraining from taking any commercially reasonable action, or permitting any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement.

Additionally, International Barrier covenants to notify LP Canada of:

a)

any Material Adverse Effect or any change, effect, event, development, occurrence, circumstance or state of facts which would reasonably be expected to have a Material Adverse Effect;

b)

any notice or other communication (i) from any Person alleging that the consent (or waiver, authorization, exemption, order, approval, agreement, amendment or confirmation) of such Person is required in connection with the Arrangement Agreement or the Arrangement or (ii) from any counterparty to a Material Contract to the effect that such counterparty is terminating or otherwise materially adversely modifying its relationship with International Barrier or any of its subsidiaries as a result of the Arrangement Agreement or the Arrangement;

c)

any notice or other communication from any customer alleging a defect in respect of any products supplied or sold by International Barrier or its subsidiaries to such customer;

d)

any notice or other communication from any Governmental Entity in connection with the Arrangement Agreement (and International Barrier shall contemporaneously provide a copy of any such written notice or communication to LP Canada); or

e)

any filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting International Barrier that, if pending on the date of the Arrangement Agreement, would have been required to have been disclosed to LP and LP Canada or that relate to the Arrangement Agreement or the Arrangement.

Covenants of International Barrier Regarding the Conduct of Business

International Barrier has covenanted that, during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, and except as required by the Arrangement Agreement or as otherwise expressly contemplated by the Arrangement Agreement or disclosed in the Disclosure Letter, or as required by applicable Laws or any Governmental Entity or as consented to by LP Canada in writing (which consent shall not be unreasonably withheld or delayed), the International Barrier shall, and shall cause each of its subsidiaries to, conduct its business in the Ordinary Course, and use commercially reasonable efforts to maintain and preserve their business organization, assets, goodwill and business relationships and keep available the services of its respective officers and employees as a group. Without limiting the generality of the foregoing, from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, except as required by the Arrangement Agreement or as otherwise expressly contemplated by the Arrangement Agreement or disclosed in the Disclosure Letter, International Barrier shall not nor shall it permit any of its subsidiaries to, directly or indirectly, without the prior written consent of LP Canada, such consent not to be unreasonably withheld or delayed:

a)

(i) amend its articles, charter or by-laws or other comparable organizational documents; (ii) split, combine or reclassify any shares in the capital of International Barrier or any of its subsidiaries; (iii) issue, grant, deliver, sell or pledge, or agree to issue, grant, deliver, sell or pledge, any shares in the capital of International Barrier or its subsidiaries, or any rights convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, shares or other securities of International Barrier or its subsidiaries, other than the issuance of Shares pursuant to the terms of the Options outstanding on the date hereof; (iv) redeem, purchase or otherwise acquire, or offer to redeem, purchase or otherwise acquire, any outstanding securities of International Barrier or any of its subsidiaries; or (v) reduce the stated capital of any of its securities;

b)

adopt a plan of liquidation or resolution providing for the liquidation or dissolution of International Barrier or any of its subsidiaries;

c)

amend its accounting policies or adopt new accounting policies, in each case except as required in accordance with U.S. GAAP;

d)

(i) make or rescind any material Tax election, amend any Tax Return, settle or compromise any material liability for Taxes or change or revoke any of its methods of Tax accounting, (ii) enter into any material "closing agreement" within the meaning of Section 7121 of the Code or (iii) take any action with respect to the computation of Taxes or the preparation of Tax Returns that is in any material respect inconsistent with past practice;

e)

reorganize, amalgamate, consolidate or merge with any Person;

f)

sell, pledge, hypothecate, lease, license, sell and lease back, mortgage, dispose of or encumber or otherwise transfer, in whole or in part, any of its assets with a transaction value in excess of $10,000 (which for the avoidance of doubt, shall not be considered to include the disposal by International Barrier or any subsidiary of obsolete assets);

g)

acquire (by merger, amalgamation, consolidation or acquisition of shares or assets or otherwise), directly or indirectly, any assets, securities, properties, interests, business, corporation, partnership or other business organization or division thereof, or make any investment either by the purchase of securities, contribution of capital, property transfer, or purchase of any other property or assets of any other Person, or acquire any license rights, other than (i) the acquisition of any raw materials in the Ordinary Course or (ii) pursuant to a Contract in existence on the date hereof;

h)

incur, create, assume or otherwise become liable for, any indebtedness for borrowed money or any other liability or obligation or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person, or make any loans, capital contributions, investments or advances other than pursuant to a Contract in existence on the date hereof or in connection with acquisitions permitted under clause (k) below;

i)

prepay any long-term indebtedness before its scheduled maturity;

j)

(i) grant to any officer, employee, consultant or director of International Barrier or any of its subsidiaries an increase in compensation in any form, or grant any general salary increase; (ii) make any loan to any officer, employee, consultant or director of International Barrier or any of its subsidiaries; (iii) take any action with respect to the grant of any severance, change of control, retention, bonus or termination pay to, or enter into, establish, amend or terminate any employment agreement, deferred compensation or other similar agreement with, or hire, or terminate employment (except for just cause or poor performance, and the backfill of those positions in the Ordinary Course) of, any officer, employee, consultant or director of International Barrier or any of its subsidiaries; (iv) increase any benefits payable under or materially amend any Employee Plan; (v) increase bonus levels or other benefits payable to any director, executive officer, consultant or employee of International Barrier or any of its subsidiaries; (vi) provide for accelerated vesting, removal of restrictions or an exercise of any stock based or stock related awards (including stock options, stock appreciation rights, deferred share units, performance units and restricted share awards) upon a change of control occurring on or prior to the Effective Time; (vii) establish, adopt or amend (except as required by applicable Law) any collective bargaining agreement or other agreement with a labour union; (viii) make any payment to a holder of Options in consideration for the extinguishment or termination of Options;

k)

settle, pay, discharge, satisfy, compromise, waive, assign or release (i) any action, claim or proceeding brought against International Barrier and/or any of its subsidiaries in excess of $10,000 (except where the action, claim or proceeding is insured and International Barrier's contribution does not exceed its deductible), or (ii) any action, claim or proceeding brought by any present, former or purported holder of its securities in connection with the transactions contemplated by the Arrangement Agreement or the Plan of Arrangement;

l)

enter into any agreement or arrangement that limits or otherwise restricts in any material respect International Barrier or any successor thereto, or that would, after the Effective Time, limit or restrict in any material respect International Barrier or any of its affiliates from competing in any manner;

m)

waive, release or assign any material rights, claims or benefits of International Barrier or any of its subsidiaries;

n)

modify or amend in any material respect, transfer or terminate any Material Contract, or waive, release or assign any material rights or claims thereto or thereunder;

o)

take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entity to institute proceedings for the suspension, revocation or limitation of rights under, any material Permits necessary to conduct its businesses as now conducted or as proposed to be conducted, or fail to prosecute with commercially reasonable due diligence any pending applications to any Governmental Entities for material Permits;

p)

declare, set aside or pay any dividends or other distribution (whether in cash, shares or property, or any combination thereof) on the Common Shares;

q)

make any capital expenditure or commitment to do so which individually or in the aggregate exceeds $25,000;

r)

make any other expenditure payment or disbursement or take any action that is not in the Ordinary Course and which could reasonably result in International Barrier materially deviating from the Budget;

s)

incur, assume or become otherwise responsible for any Transaction Expenses which individually or in the aggregate exceeds $200,000; or

t)

authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

Insurance and Indemnification

In addition, International Barrier shall use commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by International Barrier or any of its subsidiaries, including directors' and officers' insurance, not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductibles and providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that, except as contemplated in the Arrangement Agreement, none of Company or any of its subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months.

Pre-Acquisition Reorganization

International Barrier further covenants that, subject to certain conditions and upon request and at the expense of LP Canada, International Barrier shall use commercially reasonable efforts to cooperate with LP Canada in the structuring and carrying out of such reorganization of its corporate structure, capital structure, business, operations and assets or such other transaction as LP Canada may request, acting reasonably (a "Pre-Acquisition Reorganization"). LP Canada has agreed that any Pre-Acquisition Reorganization will not be considered in determining whether a covenant or a representation or warranty of International Barrier under the Arrangement Agreement has been breached (including where any such Pre-Acquisition Reorganization requires the consent of any third party under a Contract).

Additional Covenants Regarding Non-Solicitation

“Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement, any written or oral offer, proposal, public announcement, expression of interest or inquiry from any Person (other than LP Canada or any of its affiliates) made after the date hereof relating to: (i) any direct or indirect acquisition or sale (or other arrangement having the same economic effect as a sale), whether in a single transaction or a series of related transactions, of (a) assets of International Barrier and/or one or more of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of International Barrier and its subsidiaries or contribute 20% or more of the consolidated revenue of International Barrier and its subsidiaries; or (b) 20% or more of any voting or equity securities (or rights thereto) of International Barrier or any of its Subsidiaries; (ii) any direct or indirect take-over bid, tender offer or exchange offer for any class of voting or equity securities of International Barrier; (iii) any transaction that, if consummated, would result in any Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities (or rights thereto) of International Barrier or any of its Subsidiaries; (iv) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving International Barrier or any of its Subsidiaries; or (v) any other similar transactions involving International Barrier or its Subsidiaries.

“Superior Proposal” means a bona fide unsolicited, written Acquisition Proposal made after the date of the Arrangement Agreement that (i) did not result from or otherwise involve a breach of the non-solicitation covenants of the Arrangement Agreement by International Barrier or its Representatives; (ii) relates to the acquisition of 100% of the outstanding Shares or all or substantially all of the consolidated assets of International Barrier and its subsidiaries; (iii) is reasonably capable of being completed without undue delay, taking into account the financial, legal, regulatory and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal; (iv) that is not subject to a financing condition and in respect of which it has been demonstrated to the satisfaction of the Board, acting in good faith (and after receipt of advice from its financial advisors and its outside legal counsel) that adequate arrangements have been made in respect of any financing required to complete such Acquisition Proposal; (v) if it relates to the acquisition of the outstanding Shares, is made available to all Shareholders on the same terms and conditions; (vi) that is not subject to any due diligence and/or access condition; and (vii) in respect of which the Board determines, after consultation with outside legal counsel and after receiving advice from its financial advisors, that: (a) failure to recommend such Acquisition Proposal to the Shareholders would be inconsistent with its fiduciary duties under applicable Law; and (B) having regard to all of its terms and conditions, such Acquisition Proposal, would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable to the holders of Shares from a financial point of view than the Arrangement (after taking into account any change to the Arrangement proposed by LP Canada pursuant to Section 6.4(2) of the Arrangement Agreement).

Non-Solicitation

Except as expressly provided in the Arrangement Agreement, International Barrier and its subsidiaries shall not, directly or indirectly, through any Representatives of International Barrier or of any of its subsidiaries, or otherwise, and shall not permit or authorize any such Person to:

a)

solicit, assist, initiate, encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of International Barrier or any subsidiary or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

b)

enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than LP Canada and LP) regarding any inquiry, proposal  or  offer  that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

c)

make a Change in Recommendation;

d)

accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than five Business Days will not be considered to be in violation of the non-solicitation provisions in the Arrangement Agreement provided the Board has rejected such Acquisition Proposal and affirmed the Board Recommendation before the end of such five Business Day period (or in the event that the Meeting is scheduled to occur within such five Business Day period, prior to the fifth Business Day prior to the date of the Meeting)); or

e)

accept or enter into or publicly propose to accept or enter into any agreement, understanding or arrangements in respect of an Acquisition Proposal.

Additionally, International Barrier shall, and shall cause its subsidiaries and its Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiation, or other activities commenced prior to the date of the Arrangement Agreement with any Person (other than LP Canada and LP) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection therewith, International Barrier shall do the following:

a)

immediately discontinue access to and disclosure of all information, including any data room  and any confidential information, properties, facilities, books and records of International Barrier or of any of its subsidiaries; and

b)

within two Business Days, request, and exercise all rights it has to require (i) the return or destruction of all copies of any non-public confidential information regarding International Barrier or any of its subsidiaries provided to any Person, and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding International Barrier or any of its subsidiaries, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

International Barrier has further represented and warranted that it has not waived any confidentiality, standstill or similar agreement or restriction to which International Barrier or any of its subsidiaries is a Party, and further covenants and agrees that (i) International Barrier shall take all necessary action to enforce each confidentiality, standstill, non-disclosure, non- solicitation, use, business purpose or similar agreement, restriction or covenant to which International Barrier or any of its subsidiaries is a party, and (ii) neither International Barrier, nor any of its subsidiaries or any of their respective Representatives have or will, without the prior written consent of LP Canada (which may be withheld or delayed in LP Canada's sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person's obligations respecting International Barrier, or any of its subsidiaries, under any confidentiality, standstill, non-disclosure, non-solicitation, use, business purpose or similar agreement, restriction or covenant to which International Barrier or any of its subsidiaries is a party.

International Barrier shall advise its subsidiaries and their respective Representatives of the prohibitions on solicitation as they are set out in the Arrangement Agreement. Any violation of the restrictions set forth in the Arrangement Agreement by International Barrier, its subsidiaries or their respective Representatives is deemed to be a breach of the Arrangement Agreement by International Barrier.

Notification of Acquisition Proposals

If International Barrier or any of its subsidiaries or any of their respective Representatives, receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to International Barrier or any subsidiary in connection with such an Acquisition Proposal, International Barrier shall immediately notify LP Canada (at first orally and then promptly and in any event within 24 hours in writing) of such Acquisition Proposal, inquiry, proposal, offer or request. Such notice shall include a description of its material terms and conditions of such Acquisition Proposal or request and the identity of all Persons making the Acquisition Proposal or request and shall provide LP Canada with copies of all written documents, correspondence or other material received in respect of, from or on behalf of any such Person. International Barrier shall keep LP Canada fully informed on a current basis of the status of material or substantive developments and (to the extent International Barrier is permitted by the Arrangement Agreement to enter into discussions or negotiations), the status of discussions and negotiations with respect to any such Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments thereto, and shall provide LP Canada with copies of all correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence sent or communicated to International Barrier by or on behalf of any Person making any such Acquisition Proposal, inquiry, proposal, offer or request.

Responding to Acquisition Proposals and Superior Proposals

Notwithstanding the foregoing, if at any time prior to the approval of the Arrangement Resolution by the Shareholders, International Barrier receives a bona fide written Acquisition Proposal (that was not solicited after the date hereof in contravention of the Arrangement Agreement), International Barrier may engage in or participate in discussions or negotiations regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of information, properties, facilities, books or records of International Barrier or its subsidiaries to the Person making such Acquisition Proposal, if and only if:

a)

the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal (disregarding any due diligence or access condition) constitutes or could reasonably be expected to constitute or lead to a Superior Proposal;

b)

such Person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with International Barrier or any of its subsidiaries;

c)

International Barrier has been, and continues to be, in compliance with its non-solicitation obligations under the Arrangement Agreement;

d)

prior to providing any such copies, access, or disclosure, International Barrier enters into a confidentiality and standstill agreement with such Person in a form acceptable to LP Canada and any such copies, access or disclosure provided to such Person shall have already been (or will simultaneously be) provided to LP Canada; and

e)

International Barrier promptly provides LP Canada with (i) written notice stating International Barrier's intention to participate in such discussions or negotiations and to provide such copies, access or disclosure and (ii) prior to providing any such copies, access or disclosure, a true, complete and final executed copy of the confidentiality and standstill agreement referred to above.

Nothing contained in the provisions of the Arrangement Agreement governing International Barrier’s response to Acquisition Proposals shall prohibit the Board of International Barrier from complying with a court order or Section 2.17 of National Instrument 62-104 – Takeover Bids and Issuer Bids and similar provisions under Securities Laws relating to the provision of a directors' circular in respect of an Acquisition Proposal.

Right to Match

If International Barrier receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders, the Board may, subject to compliance with the termination provisions in the Arrangement Agreement, enter into a definitive agreement with respect to such Superior Proposal, if and only if:

a)

the Person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, non- disclosure, use, business purpose or similar restriction;

b)

International Barrier has been, and continues to be, in compliance with its non-solicitation obligations under the Arrangement Agreement;

c)

International Barrier has delivered to LP Canada a written notice of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into a definitive agreement with respect to such Superior Proposal, together with a written notice from the Board regarding the value in financial terms offered under such Acquisition Proposal (the "Superior Proposal Notice");

d)

International Barrier has provided LP Canada a draft of the proposed definitive agreement for the Superior Proposal and, if applicable, any financing documents supplied to International Barrier in connection therewith, and at least five Business Days (the "Matching Period") have elapsed from the date that is the later of the date on which LP Canada received all of the foregoing materials and the date on which LP Canada received the Superior Proposal Notice;

e)

during any Matching Period, LP Canada has had the opportunity (but not the obligation), in accordance with the Arrangement Agreement, to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

f)

after the Matching Period, the Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by LP Canada under pursuant to the relevant terms of the Arrangement Agreement); and

g)

prior to or concurrently with entering into such definitive agreement International Barrier terminates the Arrangement Agreement pursuant to the termination provisions and pays the Termination Fee in accordance with the Arrangement Agreement.

During the Matching Period, or such longer period as International Barrier may approve in writing for such purpose:

a)

the Board shall review any offer made by LP Canada pursuant to the Arrangement Agreement to amend the terms of the Arrangement Agreement and the Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and

b)

International Barrier shall negotiate in good faith with LP Canada to make such amendments to the terms of the Arrangement Agreement and the Arrangement as would enable LP Canada to proceed with the transactions contemplated by the Arrangement Agreement on such amended terms.

If the Board determines that such Acquisition Proposal would cease to be a Superior Proposal, International Barrier shall promptly so advise LP Canada and International Barrier and LP Canada shall amend the Arrangement Agreement to reflect such offer made by LP Canada, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Shareholders or other material terms or conditions thereof shall constitute a new Acquisition Proposal for the purposes of the Arrangement Agreement, and LP Canada shall be afforded a new three Business Day Matching Period from the later of the date on which LP Canada received the Superior Proposal Notice and the date on which LP Canada received all of the materials set forth in Section 6.4(1)(d) of the Arrangement Agreement with respect to the new Superior Proposal from International Barrier.

The Board shall reaffirm the Board Recommendation by press release promptly, and not later than five Business Days, after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or the Board determines that a proposed amendment to the terms of the Arrangement Agreement would result in an Acquisition Proposal no longer being a Superior Proposal. International Barrier shall provide LP Canada and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by LP Canada and its counsel.

If International Barrier provides a Superior Proposal Notice to LP Canada on a date that is less than ten Business Days before the Meeting, LP Canada will be entitled to require International Barrier to adjourn or postpone the Meeting in accordance with the terms of the Arrangement Agreement to a date specified by LP Canada that is not more than ten days after the scheduled date of the Meeting, provided that in no event shall such adjourned or postponed meeting be held on a date that is less than five Business Days prior to the Outside Date. If a Matching Period would not terminate before the date fixed for the Meeting, International Barrier shall adjourn or postpone the Meeting to a date that is at least five Business Days after the expiration of the applicable Matching Period.

Conditions Precedent to the Arrangement

Mutual Conditions

The obligations of International Barrier, LP and LP Canada to complete the transactions contemplated by the Arrangement Agreement are subject to the fulfillment, at or before the Effective Time or other specified time, of the following conditions, each of which may only be waived by mutual consent of LP Canada and International Barrier:

a)

the Arrangement Resolution shall have been approved and adopted by the Shareholders at the Meeting in accordance with the Interim Order;

b)

the Interim Order and the Final Order shall each have been obtained on terms consistent with the Arrangement Agreement, and shall not have been set aside or modified in a manner unacceptable to International Barrier and LP Canada, acting reasonably, on appeal or otherwise;

c)

no Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins International Barrier or LP Canada from consummating the Arrangement;

d)

no action, suit or proceeding shall have been taken under any applicable Law or by any Governmental Entity that prohibits or enjoins the consummation of the Arrangement;

e)

the TSX-V shall have conditionally accepted notice of the Arrangement; and

f)

the Arrangement Agreement shall not have been terminated in accordance with its terms.

Additional Conditions Benefiting International Barrier

The obligations of International Barrier to complete the transactions contemplated by the Arrangement Agreement are further subject to the following conditions precedent at or before the Effective Time or such other time as specified below (each of which is for the exclusive benefit of International Barrier and may be waived by International Barrier in whole or in part at any time):

a)

all covenants of LP Canada and LP under the Arrangement Agreement to be performed on or before the Effective Date shall have been duly performed by LP Canada and LP in all material respects, and International Barrier shall have received a certificate of each of LP Canada and LP, addressed to International Barrier and dated the Effective Date, signed on behalf of LP Canada and LP by a senior executive officer of each (without personal liability), confirming the same as at the Effective Time;

b)

with regard to representations and warranties of LP Canada and LP, the following conditions precedent apply:

o

the representations and warranties of LP Canada and LP shall be true and correct as of the Effective Time as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), except where any failure or failures of any such other representations and warranties to be so true and correct in all respects would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect in respect of LP (and, for this purpose, any reference to "Material", "Material Adverse Effect" or any other concept of materiality in such representations and warranties shall be ignored); and

o

International Barrier shall have received a certificate of each of LP Canada and LP, addressed to International Barrier and dated the Effective Date, signed on behalf of LP Canada and LP by a senior executive officer of each (without personal liability), confirming the same as at the Effective Time; and

c)

following receipt of the Final Order and no later than two Business Days before the Effective Date, LP Canada and LP shall have delivered or caused to be delivered to the Depositary sufficient cash to be held in escrow until the Effective Time to pay the aggregate Arrangement Consideration to be paid to Shareholders (other than dissenting Shareholders) under the Arrangement.

Additional Conditions Benefiting LP and LP Canada

The obligations of LP Canada and LP to complete the transactions contemplated by the Arrangement Agreement are subject to the fulfillment of each of the following conditions precedent at or before the Effective Time or such other time as specified below (each of which is for the exclusive benefit of LP Canada and LP and may be waived by LP Canada and LP in whole or in part at any time):

a)

all covenants of International Barrier under the Arrangement Agreement to be performed on or before the Effective Date which have not been waived by LP Canada shall have been duly performed by International Barrier in all material respects, and  LP Canada shall have received a certificate of International Barrier addressed to LP Canada and dated the Effective Date, signed on behalf of International Barrier by a senior executive officer of International Barrier (without personal liability), confirming the same as at the Effective Time;

b)

with regard to the representations and warranties made by International Barrier pursuant to the Arrangement Agreement:

o

each Company Fundamental Representation shall be true and correct in all respects as of the Effective Time as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date);

o

the representations and warranties of International Barrier made in connection with the capitalization of International Barrier, as set forth in Schedule C to the Arrangement Agreement, shall be true and correct as of the Effective Time as though made on and as of the Effective Time in all but de minimis respects (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date);

o

all other representations and warranties of International Barrier shall be true and correct as of the Effective Time as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), except where any failure or failures of any such other representations and warranties to be so true and correct in all respects would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect in  respect of  International Barrier  (and, for  this purpose, any  reference to "material", "Material Adverse Effect" or any other concept of materiality in such representations and warranties shall be ignored); and

o

LP Canada shall have received a certificate of International Barrier addressed to LP Canada and dated the Effective Date, signed on behalf of International Barrier by a senior executive officer of International Barrier (without personal liability), confirming the same as at the Effective Time;

c)

there is no action or proceeding pending or threatened by any Governmental Entity or other Person in any jurisdiction to:

o

cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on, LP Canada's ability to acquire, hold, or exercise full rights of ownership over, any Shares, including the right to vote the Shares; or

o

prohibit or restrict the ownership or operation by LP Canada of the business or assets of LP Canada, International Barrier or any of its subsidiaries, or compel LP Canada to dispose of or hold separate any material portion of the business or assets of LP Canada, International Barrier or any of its subsidiaries as a result of the Arrangement;

d)

since the date of the Arrangement Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public) any Material Adverse Effect in respect of International Barrier, and International Barrier shall have provided to LP Canada a certificate of a senior executive officer of International Barrier certifying the same as at the Effective Time; and

e)

Shareholders shall not have exercised their Dissent Rights in connection with the Arrangement with respect to more than 5% of the Shares

Termination

Subject to certain restrictions found in the Arrangement Agreement, the Arrangement Agreement may be terminated and the Arrangement may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the Arrangement Agreement or the Arrangement Resolution by the Shareholders or the Arrangement by the Court):

a)

by mutual written agreement of International Barrier and LP Canada;

b)

by either International Barrier or LP Canada, if

i.

the Effective Time does not occur on or before the Outside Date, except that the right to terminate the Arrangement Agreement under this section shall not be available to any Party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Arrangement Agreement has been the principal cause of, or resulted in, the failure of the Effective Time to occur by the Outside Date;

ii.

after the date of the Arrangement Agreement, any Law is enacted or any injunction or court order is rendered that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins International Barrier or LP Canada from consummating the Arrangement and such applicable Law, injunction or court order has become final and non-appealable, provided that the Party seeking to terminate the Arrangement Agreement shall have used commercially reasonable efforts to prevent the entry of or remove or lift such prohibition or injunction; or

iii.

the International Barrier Shareholder Approval is not obtained at the Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order;

c)

by LP Canada, if:

i.

the Board or any committee of the Board fails to recommend or withdraws, amends, modifies or qualifies, publicly proposes or states its intention to do so, or fails to publicly reaffirm (without qualification) within five Business Days after having been requested in writing by LP Canada to do so, the Board Recommendation, or takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after first learning of an Acquisition Proposal, or takes any other action that is or becomes disclosed publicly and which can reasonably be interpreted to indicate that the Board or a committee of the Board does not support the Arrangement and the Arrangement Agreement or does not believe that the Arrangement and the Arrangement Agreement are in the best interests of the Shareholders (a "Change in Recommendation"), or International Barrier willfully or intentionally breaches the non-solicitation provisions of the Arrangement Agreement in any respect or, the Board or any committee of the Board resolves to take any of the foregoing actions;

ii.

any of the conditions precedent set forth in Section 7.1(2), Section 7.1(5) or Section 7.2 of the Arrangement Agreement have not been satisfied or waived by the Outside Date or such condition is incapable of being satisfied by the Outside Date, provided that LP Canada is not then in breach of the Arrangement Agreement so as to cause any of the conditions set forth in Section 7.1(2), Section 7.1(5) or Section 7.3 not to be satisfied;

iii.

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of International Barrier under the Arrangement Agreement occurs that would cause any condition in Section 7.2(1) or Section 7.2(2) not to be satisfied; provided that LP Canada is not then in breach of the Arrangement Agreement so as to cause any condition in Section 7.3(1) or Section 7.3(2) not to be satisfied;

iv.

International Barrier is in breach or in default of any of its non-solicitation obligations or covenants or LP Canada’s right to match;

v.

the Meeting has not occurred on or before October 2, 2017; provided that (A) this date was not extended in order to clear comments received from the U.S. Securities and Exchange Commission and (B) the right to terminate the Arrangement Agreement pursuant to this section shall not be available to LP Canada if the failure by LP Canada to fulfil any obligation hereunder is the cause of, or results in, the failure of the Meeting to occur on or before such date;

vi.

International Barrier provides LP Canada with a Superior Proposal Notice;

vii.

there has occurred a Material Adverse Effect in respect of International Barrier prior to the Effective Date; or

viii.

the condition precedent regarding the exercise of dissent rights is not capable of being satisfied by the Outside Date;

d)

by International Barrier, if:

i.

prior to obtaining Shareholder Approval, subject to International Barrier having complied with the terms of the Arrangement Agreement, the Board authorizes International Barrier to enter into an agreement (other than a confidentiality  agreement)  concerning,  or proposes publicly to approve or recommend or enter into an agreement (other than a confidentiality agreement) with respect to a Superior Proposal; provided that concurrently with such termination, International Barrier pays the Termination Fee payable pursuant to the Arrangement Agreement;

ii.

any of the conditions set forth in Section 7.1(2), Section 7.1(5) or Section 7.3 of the Arrangement Agreement have not been satisfied or waived by the Outside Date or such condition is incapable of being satisfied by the Outside Date, provided that International Barrier is not then in breach of the Arrangement Agreement so as to cause any of the conditions set forth in Section 7.1(2), Section 7.1(5) or Section 7.2 not to be satisfied;

iii.

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of LP Canada and LP under this Arrangement Agreement  occurs  that  would  cause  any  condition  in Section 7.3(1) or Section 7.3(2) not to be satisfied; provided that LP Canada and LP are not then in breach of the Arrangement Agreement so as to cause any condition in Section 7.2(1) or Section 7.2(2) not to be satisfied; or

iv.

any event occurs as a result of which the condition precedent regarding payment of the Arrangement Consideration by LP and LP Canada is not capable of being satisfied by the Outside Date.

The Party desiring to terminate the Arrangement Agreement shall give notice of such termination to the other Party. If the Arrangement Agreement is terminated, the Arrangement Agreement shall become void and of no effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party hereto, except as otherwise expressly contemplated in the Arrangement Agreement; provided further that neither the termination of the Arrangement Agreement nor anything contained in this section shall relieve a Party from any liability arising prior to such termination and no Party shall be relieved of any liability for any willful breach by it of the Arrangement Agreement.

Termination Fee and Expense Reimbursement

International Barrier shall pay to LP Canada a termination fee of $500,000 (the "Termination Fee") upon the occurrence of any of the following events (each a "Termination Fee Event") which shall be paid by International Barrier within the time specified in respect of each such Termination Fee Event:

a)

the Arrangement Agreement is terminated by LP Canada pursuant to Section 8.2(1)(c)(i) (Change in recommendation) or Section 8.2(1)(c)(vi) (Superior Proposal Notice) in which case the termination fee shall be paid on the first Business Day following such termination;

b)

the Arrangement Agreement is terminated by International Barrier pursuant to Section 8.2(1)(d)(i) (Superior Proposal), in which case the Termination Fee shall be paid concurrent with such termination; or

c)

the Arrangement Agreement is terminated by LP Canada pursuant to Section 8.2(1)(c)(iii) (Breach of Representations and Warranties or Covenants), Section 8.2(1)(c)(iv) (Breach of Non Solicitation) or Section 8.2(1)(c)(v) (Meeting has not Occurred), by either Party pursuant to Section 8.2(1)(b)(i) (Effective Time not prior to the Outside Date) or Section 8.2(1)(b)(iii) (No Shareholder Approval) or by International Barrier pursuant to Section 8.2(1)(d)(ii) (Effective Time not prior to the Outside Date) (in circumstances where LP Canada would also be entitled to terminate the Arrangement Agreement pursuant to Section 8.2(1)(c)(iii), Section 8.2(1)(c)(iv), Section 8.2(1)(c)(v) or Section 8.2(1)(b)(iii)), but only if, in the case of this Section 8.3(1)(c), prior to the termination of the Arrangement Agreement, an Acquisition Proposal shall have been made to International Barrier, or the intention to make an Acquisition Proposal with respect to International Barrier shall have been announced, disclosed or otherwise communicated by any Person to the Board (other than LP Canada or any of its affiliates), and if within 12 months following the date of such termination:

i.

an Acquisition Proposal made, announced, disclosed or otherwise communicated to the Board prior to the termination of the Arrangement Agreement is consummated by International Barrier; or

ii.

International Barrier and/or one or more of its subsidiaries enters into a definitive agreement in respect of, or the Board approves or recommends, an Acquisition Proposal made, announced, disclosed or otherwise communicated to the Board prior to the termination of the Arrangement Agreement and at any time thereafter (whether or not within 12 months following the date of termination of the Arrangement Agreement), such Acquisition Proposal is consummated;

then an amount equal to the Termination Fee, shall be payable (less any applicable withholding tax) within two Business Days following the closing of the applicable transaction referred to therein.

Each of the parties acknowledges that the Termination Fee provisions in the Arrangement Agreement are an integral part of the transactions contemplated in the Arrangement Agreement and that, without those agreements, the parties would not enter into the Arrangement Agreement. The parties further acknowledge and agree that the Termination Fee is a payment of liquidated monetary damages which are a genuine pre-estimate of the damages which LP Canada will suffer or incur as a result of the cancellation and termination of all rights and obligations with respect to the direct or indirect acquisition of International Barrier by LP Canada in the circumstances in which the Termination Fee is payable, that such payment is not for lost profits or a penalty, and that no Party shall take any position inconsistent with the foregoing. International Barrier irrevocably waives any right it may have to raise as a defense that any such liquidated damages are excessive or punitive.

LP Canada and LP have further acknowledged and agreed that, upon any termination of the Arrangement Agreement as permitted under circumstances where LP Canada is entitled to the Termination Fee and such Termination Fee is paid in full to LP Canada, LP Canada and LP shall be precluded from any other remedy against International Barrier at law or in equity or otherwise and in any such case it shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against International Barrier or any of its subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates in connection with the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement; provided, however that this limitation shall not apply in the event of fraud or willful and material breach by International Barrier of its representations, warranties, covenants or agreements set forth in the Arrangement Agreement (which breach and liability therefore shall not be affected by termination of the Arrangement Agreement or any payment of the amounts set out in the Arrangement Agreement).

If LP Canada terminates the Arrangement Agreement due to a breach of any representation or warranty or failure to perform any covenant or agreement on the part of International Barrier and provided that LP Canada is not also in breach of any representation or warranty and has not failed to perform any covenant or agreement pursuant to the Arrangement Agreement, International Barrier shall within two Business Days of such termination, pay, or cause to be paid, to LP Canada (by wire transfer or immediately available funds) an amount equal to its actual expenses incurred in connection with the Arrangement and the transactions related thereto up to a maximum of $200,000.

If International Barrier terminates the Arrangement Agreement due to a breach of any representation or warranty or failure to perform any covenant or agreement on the part of International Barrier and provided that International Barrier is not also in breach of any representation or warranty and has not failed to perform any covenant or agreement pursuant to the Arrangement Agreement, LP Canada or LP shall within two Business Days of such termination, pay, or cause to be paid, to International Barrier (by wire transfer or immediately available funds) an amount equal to its actual expenses incurred in connection with the Arrangement and the transactions related thereto up to a maximum of $200,000.

Amendment and Waiver

At any time and from time to time before or after the holding of the Meeting but not later than the Effective Time, the Arrangement Agreement and the Plan of Arrangement may be amended by mutual written agreement of International Barrier, LP Canada and LP, and any such amendment may, subject to the Interim Orders and the Final Order and applicable Law, without limitation:

•

change the time for performance of any of the obligations or acts of the parties;

•

waive any inaccuracies or modify any representation or warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement;

•

waive compliance with or modify any of the covenants contained in the Arrangement Agreement and waive or modify performance of any of the obligations of the parties; and/or

•

waive compliance with or modify any mutual conditions precedent contained in the Arrangement Agreement.

Furthermore, any Party may:

•

extend the time for the performance of any of the obligations or acts of the other parties;

•

waive compliance, except as provided in the Arrangement Agreement, with any of the other parties' agreements or the fulfillment of any conditions to its own obligations contained in the Arrangement Agreement; or

•

waive inaccuracies in any of the other parties' representations or warranties contained in the Arrangement Agreement or in any document delivered by the other parties;

provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived.

REGULATORY MATTERS

The Arrangement is exempt from a mandatory filing requirement under the merger notification provisions of the Competition Act (Canada), on the basis that the relevant thresholds contained in Part IX of Competition Act (Canada) are not exceeded in the case of the Arrangement.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

The following is, as at the date of this Proxy Statement, a summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the “Tax Act”) to a Shareholder who disposes of Shares under the Arrangement in exchange for the Arrangement Consideration and who, at all relevant times, for the purposes of the Tax Act, deals at arm’s length and is not affiliated with International Barrier, LP or LP Canada, beneficially owned Shares, and holds any Shares owned before the Arrangement as capital property (a “Holder”). Generally, the Shares will be considered capital property to a Holder for the purposes of the Tax Act provided the Holder does not hold those Shares in the course of carrying on a business and has not acquired such Shares in one or more transactions considered to be an adventure or concern in the nature of trade.

This summary is not applicable to a Holder: (i) that is a “financial institution” as defined in the Tax Act for the purposes of the “mark to market property” rules contained in the Tax Act; (ii) that is a “specified financial institution” as defined in the Tax Act; (iii) who has acquired Shares on the exercise of an employee stock option; (iv) an interest in which is, or whose Shares are, a “tax shelter” or “tax shelter investment”, each as defined in the Tax Act; (v) whose “functional currency” for the purposes of the Tax Act is the currency of a country other than Canada; or (vi) that has or will enter into a “derivative forward agreement” or a “synthetic disposition agreement” as such terms are defined in the Tax Act, in respect of the Shares. Such Holders should consult their own tax advisors.

This summary is based on representations from International Barrier as to certain factual matters, the provisions of the Tax Act and the regulations thereunder (the “Regulations”) in force as at the date hereof, all specific proposals to amend the Tax Act and the Regulations that have been publicly announced prior to the date hereof by the Minister of Finance (Canada) (“Proposed Amendments”) and the generally understood application of current published administrative and assessing practices and policies of the Canada Revenue Agency (“CRA”). This summary is not exhaustive of all possible Canadian federal income tax considerations and, except for the Proposed Amendments, does not take into account or anticipate any changes in the law or any changes in the CRA’s administrative or assessing practices or policies, whether by way of legislative, governmental or judicial action or decision, nor does it take into account provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax considerations discussed herein. This summary assumes that the Proposed Amendments will be enacted as proposed, although no assurance can be given that the Proposed Amendments will be enacted as currently proposed or at all.

This summary is of a general nature only and neither is intended to be, nor should be construed to be, legal, tax or business advice to any particular Holder. Consequently, Holders should consult their own tax advisors regarding the tax consequences applicable to them in their particular circumstances.

Holders Resident in Canada

This section of the summary is applicable to a Holder who, at all relevant times, is, or is deemed to be, resident in

Canada for the purposes of the Tax Act (a “Resident Holder”). Certain Resident Holders whose Shares otherwise might not qualify as capital property may be entitled to make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have those shares, and any other “Canadian security”, as defined in the Tax Act, owned in the year of the election and any subsequent taxation year, deemed to be capital property. Resident Holders contemplating making such election should first consult their own tax advisors.

Currency Conversion

Generally, for purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of the Shares must be converted into Canadian dollars based on the exchange rates as determined in accordance with the Tax Act.

Disposition of Shares Pursuant to the Arrangement

Under the Arrangement, Resident Holders will transfer their Shares to LP Canada in consideration for Arrangement Consideration paid by the LP Canada and will realize a capital gain (or a capital loss) equal to the amount by which the Arrangement Consideration exceeds (or is exceeded by) the aggregate of the adjusted cost base to the Resident Holder of such Shares and any reasonable costs of the disposition. The taxation of capital gains and capital losses is discussed below under “Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada - Taxation of Capital Gains and Capital Losses”.

Taxation of Capital Gains and Capital Losses

Generally, one half of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year must be included in the income of the Resident Holder for that year, and one half of any capital loss (an “allowable capital loss”) realized by a Resident Holder in a taxation year must be deducted from taxable capital gains realized by the Resident Holder in that year, to the extent and under the circumstances described in the Tax Act. Allowable capital losses for a taxation year in excess of taxable capital gains for that year generally may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against taxable capital gains realized in such years, to the extent and under the circumstances described in the Tax Act.

The amount of any capital loss realized on the disposition or deemed disposition of Shares by a Resident Holder thereof that is a corporation may be reduced by the amount of dividends received or deemed to have been received by it on such Shares to the extent and in the circumstances prescribed in the Tax Act. Analogous rules may apply where a corporation is, directly or through a trust or partnership, a beneficiary of a trust or a member of a partnership that owns such Shares.

A Resident Holder that is throughout the relevant taxation year a “Canadian-controlled private corporation”, as defined in the Tax Act, may be liable to pay an additional refundable tax of 10⅔% on its “aggregate investment income”, as defined in the Tax Act, including taxable capital gains.

Resident Holders Who Exercise Dissent Rights

A Resident Holder who exercises Dissent Rights (a “Dissenting Resident Holder”) will be deemed to transfer such Dissenting Resident Holder’s Shares to LP Canada in exchange for payment by LP Canada of the fair value of such Shares. In general, a Dissenting Resident Holder will realize a capital gain (or capital loss) equal to the amount by which the cash received in respect of the fair value of the Dissenting Resident Holder’s Shares (other than in respect of interest awarded by a court) exceeds (or is exceeded by) the aggregate of the adjusted cost base of such Dissenting Resident Holder’s Shares and any reasonable costs of disposition. Interest awarded by a court to a Dissenting Resident Holder will be included in the Dissenting Resident Holder’s income for the purposes of the Tax Act. The taxation of capital gains and capital losses is discussed above under “Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada - Taxation of Capital Gains and Capital Losses”. Dissenting Resident Holders should consult their own tax advisors.

Alternative Minimum Tax on Individuals

Capital gains realized (or deemed to be realized) by a Resident Holder who is an individual (including certain trusts and estates) may give rise to liability for alternative minimum tax under the Tax Act. Any additional tax payable by an individual under the alternative minimum tax provisions may be carried forward and applied against certain tax otherwise payable in any of the seven immediately following taxation years, to the extent specified by the Tax Act. Holders who are individuals should consult their own tax advisors in this regard.

Holders Not Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for the purposes of the Tax Act, is not, and is not deemed to be, resident in Canada, does not and will not use or hold, and is not deemed to use or hold, the Shares in the course of, or in connection with, a business carried on in Canada and is not an insurer who carries on an insurance business in Canada and elsewhere (a “Non-Resident Holder”).

Disposition of Shares Pursuant to the Arrangement

Under the Arrangement, Non-Resident Holders will transfer their Shares to LP Canada in consideration for Arrangement Consideration paid by LP Canada and will realize a capital gain (or a capital loss) equal to the amount by which the Arrangement Consideration exceeds (or is less than) the aggregate of the adjusted cost base to the Non-Resident Holder of such Shares and any reasonable costs of the disposition.

A Non-Resident Holder will be taxable on a capital gain only if the Shares are, or are deemed to be, “taxable Canadian property” of the Non-Resident Holder at the time of the disposition and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention between Canada and the Non-Resident Holder’s country of residence. For a discussion of the circumstances in which the Shares will constitute “taxable Canadian property” of the Non- Resident Holder, see below under “Certain Canadian Federal Income Tax Considerations – Holders Not Resident in Canada -Taxable Canadian Property”.

Taxable Canadian Property

A Non-Resident Holder will not be subject to tax under the Tax Act in respect of any gain realized on the disposition of its Shares pursuant to the Arrangement unless the Shares constitute "taxable Canadian property" (as defined in the Tax Act) of the Non-Resident Holder and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention.

A Share will generally only be "taxable Canadian property" of a Non-Resident Holder if, at any time during the 60-month period immediately preceding the disposition of such Share, (i) the Non-Resident Holder, either alone or together with persons with whom the Non-Resident Holder did not deal at arm's length or with any partnership in which the Non-Resident Holder or persons with whom the Non-Resident Holder did not deal at arm's length held a membership interest directly or indirectly through one or more partnerships, owned 25% or more of the issued shares of any class of International Barrier, and (ii) more than 50% of the fair market value of the Shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, "Canadian resource properties" (as defined in the Tax Act), "timber resource properties" (as defined in the Tax Act) and options in respect of, interests in, or civil law rights in, any such properties whether or not the properties exist. A Share may be deemed to be "taxable Canadian property" in certain other circumstances.  Non-Resident Holders should consult their own tax advisors as to whether their Shares constitute "taxable Canadian property".

Even if the Shares are, or are deemed to be, “taxable Canadian property” of a Non-Resident Holder, a taxable capital gain resulting from the disposition of the Shares will not be included in computing the Non-Resident Holder’s income for purposes of the Tax Act provided that the Shares constitute “treaty-protected property”, as defined in the Tax Act. Shares owned by a Non-Resident Holder will generally be “treaty-protected property” at the time of the disposition if the gain from the disposition of such Shares would, because of an applicable income tax convention between Canada and the Non-Resident Holder’s country of residence, be exempt from tax under the Tax Act. Non-Resident Holders should consult their own tax advisors with respect to the availability of any relief under the terms of an applicable income tax convention between Canada and the Non-Resident Holder’s country of residence in their particular circumstances.

In the event that the Shares are, or are deemed to be, “taxable Canadian property” of a Non-Resident Holder and the capital gain realized upon a disposition of such Shares is not exempt from tax under the Tax Act by virtue of an applicable income tax convention, the tax consequences as described above under “Certain Canadian Federal Income Tax Considerations -Holders Resident in Canada - Taxation of Capital Gains and Capital Losses” will generally apply. A Non-Resident Holder who disposes of Shares and whose Shares are “taxable Canadian Property” will be required to file a Canadian federal income tax return reporting the disposition of such Shares in the year of disposition (unless the disposition is an “excluded disposition”, as defined in the Tax Act). Non-Resident Holders who dispose of “taxable Canadian property” should consult their own tax advisors regarding any resulting Canadian reporting requirements.

Non-Resident Holders Who Exercise Dissent Rights

A Non-Resident Holder who validly exercises Dissent Rights (a “Dissenting Non-Resident Holder”) will be deemed to have transferred such Dissenting Non-Resident Holder’s Shares to LP Canada, and will be entitled to receive a payment from LP Canada of an amount equal to the fair value of the Dissenting Non-Resident Holder’s Shares. The Dissenting Non-Resident Holder will realize a capital gain (or capital loss) equal to the amount by which the cash received in respect of the fair value of the Dissenting Non-Resident Holder’s Shares (other than in respect of interest awarded by a court) exceeds (or is exceeded by) the aggregate of the adjusted cost base of such Dissenting Non-Resident Holder’s Shares and any reasonable costs of disposition. Interest awarded by a court to a Dissenting Non-Resident Holder will be included in the Dissenting Non-Resident Holder’s income for the purposes of the Tax Act.

The Dissenting Non-Resident Holder will be taxable on any such capital gain only if the Shares are, or are deemed to be, “taxable Canadian property” of the Dissenting Non-Resident Holder and the Dissenting Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention between Canada and the Dissenting Non-Resident Holder’s country of residence. In the event that the Shares are, or are deemed to be, “taxable Canadian property” of a Dissenting Non-Resident Holder and the capital gain realized upon a disposition of such Shares is not exempt from tax under the Tax Act by virtue of an applicable income tax convention, the tax consequences as described above under “Certain Canadian Federal Income Tax Considerations - Holders Resident in Canada - Taxation of Capital Gains and Capital Losses” will generally apply. Such Dissenting Non-Resident Holders should consult their own tax advisors in this regard. For a discussion of the circumstances in which the Shares will constitute “taxable Canadian property” of the Dissenting Non-Resident Holder, see above under “Certain Canadian Federal Income Tax Considerations – Holders Not Resident in Canada - Taxable Canadian Property”.

A Dissenting Non-Resident Holder will not be subject to Canadian withholding tax on any amount of interest that is awarded by the Court.

Non-Resident Holders who are considering exercising their dissent rights should consult their own tax advisors for advice regarding their particular circumstances.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain U.S. federal income tax considerations applicable to a U.S. Holder (as defined below) relating to the surrender of Shares pursuant to the Arrangement. This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder as a result of the Arrangement. This summary does not take into account the individual facts and circumstances of any particular U.S. Holder that may affect the U.S. federal income tax consequences to such U.S. Holder, including specific tax consequences to a U.S. Holder under an applicable tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Holder. This summary does not address the U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences to U.S. Holders of the Arrangement. Except as discussed below, this summary does not discuss reporting requirements.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the “IRS”) has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Arrangement. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

Scope of This Disclosure

Authorities

This summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations (whether final, temporary, or proposed) promulgated thereunder, published rulings of the IRS, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the “U.S. Treaty”), and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of this Proxy Statement. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Holders

For purposes of this summary, the term “U.S. Holder” means a beneficial owner of Shares participating in the Arrangement or exercising dissent rights pursuant to the Arrangement that is:

●

an individual who is treated as a citizen or resident of the United States for U.S. federal income tax purposes;

●

a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●

an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●

a trust that (a) is subject to the primary supervision of a court within the United States and the control of one or more U.S. persons for all substantial decisions or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

U.S. Holders Subject to Special U.S. Federal Income Tax Rules Not Addressed

This summary does not address the U.S. federal income tax considerations of the Arrangement to U.S. Holders that are subject to special provisions under the Code, including, for example, the following U.S. Holders: (a) that are tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts; (b) that are financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) that are broker- dealers, dealers, or traders in securities or currencies that elect to apply a mark-to-market accounting method; (d) that have a “functional currency” other than the U.S. dollar; (e) that own Shares as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other arrangement involving more than one position; (f) that acquired Shares in connection with the exercise of employee stock options or otherwise as compensation for services; (g) that hold Shares other than as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes); and (h) that own, directly, indirectly, or by attribution, 5% or more, by voting power or value, of the outstanding Shares. This summary also does not address the U.S. federal income tax considerations applicable to U.S. Holders who are: (a) U.S. expatriates or former long-term residents of the United States; (b) persons that have been, are, or will be a resident or deemed to be a resident in Canada for purposes of the Tax Act; (c) persons that use or hold, will use or hold, or that are or will be deemed to use or hold Shares in connection with carrying on a business in Canada; or (d) persons that have a permanent establishment in Canada for the purposes of the U.S. Treaty. U.S. Holders that are subject to special provisions under the Code, including U.S. Holders described immediately above, should consult their own tax advisor regarding the U.S. and non-U.S. tax consequences relating to the Arrangement.

If an entity that is classified as a partnership (or “pass-through” entity) for U.S. federal income tax purposes holds Shares, the U.S. federal income tax consequences to such partnership and the partners of such partnership of participating in the Arrangement generally will depend in part on the activities of the partnership and the status of such partners. This summary does not address the tax consequences to any such partner or partnership. Partners of entities that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Arrangement.

U.S. Holders are urged to consult their own tax advisers regarding the U.S. federal income, estate and gift tax consequences of the Arrangement in light of their particular circumstances, as well as the tax consequences under state, local, and non-U.S. tax law and the possible effect of changes in tax law.

U.S. Federal Income Tax Consequences of the Arrangement

U.S. Holders Receiving Arrangement Consideration

A U.S. Holder that exchanges Shares pursuant to the Arrangement will gain or lose in an amount equal to the difference, if any, between (i) the aggregate Arrangement Consideration received in exchange for the Shares surrendered pursuant to the Arrangement and (ii) the adjusted tax basis of such U.S. Holder in the Shares surrendered.

Subject to the PFIC (as defined below) rules discussed below, any gain or loss recognized by the U.S. Holder would be long-term capital gain or loss, if the U.S. Holder’s holding period for the Shares exchanged was more than one year as at the closing of the Arrangement. Preferential tax rates for long-term capital gains are generally applicable to a U.S. Holder that is an individual, estate or trust. There are no preferential tax rates for long-term capital gains for a U.S. Holder that is a corporation. The deduction of capital losses is subject to limitation.

U.S. Holders Exercising Dissent Rights

A U.S. Holder that exercises dissent rights in the Arrangement and is paid cash in exchange for all of such U.S. Holder’s Shares generally will recognize gain or loss in an amount equal to the difference, if any, between (a) the U.S. dollar value of the cash received by such U.S. Holder in exchange for Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) and (b) the adjusted tax basis of such U.S. Holder in such Shares surrendered. Subject to the PFIC rules discussed below, such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if such Shares have been held for more than one year. Preferential tax rates generally apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. Deductions for capital losses are subject to significant limitations under the Code.

The U.S. dollar value of any cash payment in Canadian dollars to a U.S. Holder will be translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of the payment, regardless of whether the Canadian dollars are converted into U.S. dollars at that time. If the Canadian dollars received are not converted into U.S. dollars on the date of receipt, a U.S. Holder will have a basis in the Canadian dollars equal to their U.S. dollar value on the date of receipt. Any U.S. Holder who receives payment in Canadian dollars and engages in a subsequent conversion or other disposition of the Canadian dollars may have a foreign currency exchange gain or loss that will be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Each U.S. Holder should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of Canadian dollars.

Tax Consequences of the Arrangement Under the Passive Foreign Investment Company Rules

A U.S. Holder of Shares would be subject to special, adverse tax rules in respect of the Arrangement if International Barrier were classified as a passive foreign investment company (“PFIC”) for any taxable year during which a U.S. Holder holds or held Shares.

A foreign corporation generally will be considered a PFIC if, for a given tax year, (a) 75% or more of the gross income of the corporation for such tax year is passive income or (b) 50% or more of the value of the corporation’s assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets. With respect to sales by a corporation, “gross income” generally includes sales revenues less cost of goods sold, plus income from investments and from incidental or outside operations or sources.  “Passive income” includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions. Active business gains arising from the sale of commodities generally are excluded from passive income if substantially all (85% or more) of a foreign corporation’s commodities are stock in trade or inventory, depreciable property used in a trade or business or supplies regularly used or consumed in the ordinary course of its trade or business, and certain other requirements are satisfied.

For purposes of the PFIC income test and assets test described above, if a corporation owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, the first corporation will be treated as if it (a) held a proportionate share of the assets of such other corporation and (b) received directly a proportionate share of the income of such other corporation. In addition, for purposes of the PFIC income test and assets test described above, “passive income” does not include any interest, dividends, rents, or royalties that are received or accrued by a corporation from a “related person”, to the extent such items are properly allocable to the income of such related person that is not passive income.

Based on available financial information, International Barrier believes it has not been a PFIC for any of its prior tax years and does not expect to be a PFIC for the tax year in which the Arrangement occurs. However, PFIC status is fundamentally factual in nature, generally cannot be determined until the close of the taxable year in question and is determined annually. Additionally, the analysis depends, in part, on complex U.S. federal income tax rules which are subject to varying interpretations. Consequently, there can be no assurances regarding the PFIC status of International Barrier for any prior tax year or the current year.

If International Barrier were a PFIC at any time during a U.S. Holder’s holding period for the Shares, then the tax consequences of disposing of such Shares, as discussed above, will be significantly modified, and generally worsened, by the PFIC rules. In such event: (a) any gain on the exchange of Shares for cash would be allocated ratably over such U.S. Holder’s holding period for the Shares; (b) the amount allocated to the current taxable year and any year prior to the first year in which International Barrier was classified as a PFIC would be taxed as ordinary income in the current year; (c) the amount allocated to each of the other taxable years would be subject to tax at the highest rate of tax in effect for the applicable class of taxpayer for that year; and (d) an interest charge for a deemed deferral benefit would be imposed with respect to the resulting tax attributable to each of the other taxable years, which interest charge is not deductible by non-corporate U.S. Holders.

If International Barrier were a PFIC, the rules described above would not apply to the disposition of Shares by a U.S. Holder that had made a “mark to market” election or a qualified electing fund (“QEF”) election with respect to its Shares. It is not expected that a U.S. Holder will have made or be able to make a QEF election because International Barrier has not provided U.S. Holders with the information necessary to make a QEF election. The “mark to market election” is available only for “marketable stock,” which is stock that is traded in other than de minimis quantities on at least 15 days during each calendar quarter on a qualified exchange or other market, as defined in applicable U.S. Treasury regulations. Any U.S. Holder that has made either such election should consult with its own tax advisor.

The PFIC rules are complex, and each U.S. Holder should consult its own tax advisor regarding the PFIC rules, the elections which may be available to it and how the PFIC rules may affect the U.S. federal income tax consequences relating to the ownership of the Shares and the Arrangement.

Other Considerations

Foreign Tax Credit

A U.S. Holder that pays (whether directly or through withholding) Canadian income tax in connection with the Arrangement may be entitled, at the election of such U.S. Holder, to receive either a deduction or a credit for such Canadian income tax paid. Generally, a credit will reduce a U.S. Holder’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Holder’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Holder during a tax year.

Complex limitations apply to the foreign tax credit, including the general limitation that the credit cannot exceed the proportionate share of a U.S. Holder’s U.S. federal income tax liability that such U.S. Holder’s foreign source taxable income bears to such U.S. Holder’s worldwide taxable income. In applying this limitation, a U.S. Holder’s various items of income and deduction must be classified, under complex rules, as either “foreign source” or “U.S. source.” Generally, dividends paid by a foreign corporation should be treated as foreign source for this purpose, and gains recognized on the sale of stock of a foreign corporation by a U.S. Holder should be treated as U.S. source for this purpose, except as otherwise provided in an applicable income tax treaty and if an election is properly made under the Code. In addition, this limitation is calculated separately with respect to specific categories of income. The foreign tax credit rules are complex, and each U.S. Holder should consult its own tax advisor regarding the foreign tax credit rules.

Additional Tax on Passive Income

U.S. Holders that are individuals, estates or certain trusts whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and net gain from disposition of property (other than property held in certain trades or businesses). U.S. Holders should consult with their own tax advisors regarding the effect, if any, of this tax on their disposition of Shares pursuant to the Arrangement.

Information Reporting and Backup Withholding Tax

Certain U.S. Holders will be required to file information returns with the IRS with respect to the receipt of payments in connection with the Arrangement. In addition, payments made within the United States or by a U.S. payor  or  U.S. middleman, of any payments received in connection with the Arrangement (including, but not limited to, payments to U.S. Holders exercising dissent rights under the Arrangement) generally may be subject to information reporting and backup withholding tax, at the current rate of 28%, if a U.S. Holder (i) fails to furnish its correct U.S. taxpayer identification number (generally on Form W-9), (ii) furnishes an incorrect U.S. taxpayer identification number, (iii) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding tax, or (iv) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Holder’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS in a timely manner. Each U.S. Holder should consult its own tax advisor regarding the information reporting and backup withholding rules.

THE ABOVE SUMMARY IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OF ALL TAX CONSIDERATIONS APPLICABLE TO HOLDERS OF SHARES WITH RESPECT TO THE DISPOSITION OF THOSE SHARES PURSUANT TO THE ARRANGEMENT. U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSIDERATIONS APPLICABLE TO THEM BASED UPON THEIR PARTICULAR CIRCUMSTANCES.

RISK FACTORS

In evaluating whether to approve the Arrangement Resolution the Shareholders should carefully consider the following risk factors. Additional risks and uncertainties, including those currently unknown to or considered immaterial by International Barrier may also adversely affect the Arrangement. The following risk factors are not a definitive list of all risk factors associated with the Arrangement.

Risks Relating to the Arrangement

Completion of the Arrangement is subject to several conditions that must be satisfied or waived

The completion of the Arrangement is subject to a number of conditions precedent, some of which are outside of the control of International Barrier, LP and LP Canada, including approval of the Shareholders and the granting of the Final Order. There can be no certainty, nor can International Barrier, LP and LP Canada provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied. Moreover, a substantial delay in obtaining satisfactory approvals could result in the Arrangement not being completed. If the Arrangement is not completed for any reason, there are risks that the announcement of the Arrangement and the dedication of substantial resources of International Barrier to the completion thereof could have a negative impact on International Barrier’s current business relationships and could have a material adverse effect on the current and future operations, financial condition and prospects of International Barrier. In addition, failure to complete the Arrangement for any reason could materially negatively impact the trading price of the Shares.

The Arrangement Agreement may be terminated by LP and LP Canada, in which case an alternative transaction may not be available

LP and LP Canada have the right to terminate the Arrangement Agreement in certain circumstances. Accordingly, there is no certainty that the Arrangement Agreement will not be terminated by LP or LP Canada before the completion of the Arrangement. If the Arrangement Agreement is terminated, there is no guarantee that an equivalent or greater purchase price for the Shares will be available from an alternative party.

International Barrier will incur costs and may have to pay a termination fee and/or reimburse LP and LP Canada for expenses

Certain costs relating to the Arrangement, such as legal, accounting and certain advisor fees, must be paid by International Barrier even if the Arrangement is not completed. If the Arrangement is not completed, International Barrier may also be required to pay a termination fee to LP Canada, and to reimburse LP Canada for expenses in connection with the Arrangement, in certain circumstances. If International Barrier is required to pay a termination fee and reimburse LP Canada for expenses under the Arrangement Agreement, the financial condition of International Barrier could be materially adversely affected.

Under the Arrangement, International Barrier is required to pay a termination fee and reimburse LP Canada for expenses in the event that the Arrangement Agreement is terminated in certain circumstances. The termination fee and expense reimbursement may discourage other parties from attempting to propose a business transaction, even if such a transaction could provide better value to Shareholders than the Arrangement.

Gains from the Arrangement will be subject to tax

Gains from the Arrangement will be taxable to Shareholders for U.S. federal and Canadian federal income tax purposes as may any gains from any proceedings arising from an assertion of dissent rights. See the sections entitled “Certain Canadian Federal Income Tax Considerations” beginning on page 52 and “Certain United States Federal Income Tax Considerations” beginning on page 55.

The transaction may result in disruption to International Barrier’s business

Our business may be disrupted by the transactions contemplated by the Arrangement Agreement, including the possible effect on our ability to attract and retain key personnel that may result from the announcement of the proposed Arrangement and the resulting distraction of the attention of our management and employees.

The Arrangement Agreement imposes interim restrictions on our business

Pursuant to the Arrangement Agreement, we have agreed to certain interim operating provisions. These operating provisions cover a broad range of activities and business practices. Consequently, it is possible that such operating restrictions will result in effects on, or changes to, the conduct of our business and operations, which could have a negative impact on our business.

Risks Relating to International Barrier

If the Arrangement is not completed, there is no guarantee that an equivalent or greater purchase price for the Shares will be available from an alternative party and International Barrier will continue to face the risks that it currently faces with respect to its affairs, business and operations and future prospects. Such risk factors are set forth and described in International Barrier’s annual report to the SEC on Form 10-K for the fiscal year ended June 30, 2016, which can be found at www.sec.gov and www.sedar.com.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE ARRANGEMENT

In considering the recommendation of the Board in favor of the approval of the Arrangement Resolution, you should be aware that members of the Board and our executive officers have interests in the Arrangement, including interests that may be different from, or in addition to, yours. All such interests are described below (including those of associates of the foregoing to the extent required by Section 14A of the United States Securities and Exchange Act of 1934 and Form 51-102F5 Information Circular), to the extent material, and except as described herein, such persons have, to our knowledge, no material interest in the Arrangement different from those of Shareholders generally. The Board was aware of these interests and considered them, among other matters, when recommending approval of the Arrangement. All information regarding the security holdings of directors and executive officers of International Barrier, and their associates, provided herein is based on information provided by such persons.

Other than as disclosed below, management of International Barrier is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any director or executive officer of International Barrier that held such a position since July 1, 2016, or any associate or affiliate of the aforementioned individuals, in any matter to be acted on at the Meeting

Shares

As of August 17, 2017, our directors and executive officers and their associates beneficially owned or controlled approximately 27.2% of the outstanding Shares. The following table summarizes the Shares beneficially owned or controlled as of August 17, 2017, by our executive officers and directors who have held such positions at any time since July 1, 2016, and their associates, and the consideration that each of them would receive pursuant to the Arrangement in connection with the ownership of such Shares.

Name, Residence, Position	Shares Owned/Controlled by Director/Officer and Associates	Arrangement Consideration to be Paid
Michael Huddy President, Chief Executive Officer, Director Orono, Minnesota	5,290,050	$2,168,920.50
David Corcoran Director Vancouver, British Columbia	6,100,770(1)	$2,501,315.70
Victor Yates Director Delta, British Columbia	2,642,272(2)	$1,083,331.52
Melissa McElwee Chief Financial Officer St. Joseph, Minnesota	557,150	$228,431.50

Notes:

1.

Includes 4,154,287 Shares held in the name of Corcoran Enterprises Ltd., a private company controlled by Mr. Corcoran, and 1,615,085 Shares held by an associate of Mr. Corcoran.

2.

All Shares are held in the name of Continental Appraisals Ltd., a private company controlled by Mr. Yates. Includes 1,212,500 Shares held by associates of Mr. Yates.

Termination Benefits

Pursuant to a management agreement dated February 13, 1993 made between International Barrier and Michael Huddy, if terminated other than for cause, as specified in the agreement, Dr. Huddy is to receive an annual salary of $126,100 plus benefits for the unexpired term (the agreement has a two year term), so long as he is not otherwise gainfully employed. If Dr. Huddy does engage in gainful employment after termination, he is to receive one-half of his annual salary for the remainder of the unexpired term.

Indemnification; Insurance

Pursuant to the Arrangement Agreement, International Barrier is entitled to purchase run off directors' and officers' liability insurance for a period of up to six years from the Effective Date. In addition, LP Canada has agreed to ensure that the articles of International Barrier and its subsidiaries shall contain the provisions with respect to indemnification set forth in their current articles for a period of six years from the Effective Date, and to honor all rights to indemnification or exculpation now existing in favor of present and former officers and directors of International Barrier and its subsidiaries.

INTEREST OF EXPERTS

The Fairness Opinion was prepared by Evans & Evans. As at the date of the Proxy Statement, to the knowledge of the executive officers of Evans & Evans, the principal owners, executive officers, managing directors and vice presidents of Evans & Evans, as a group, own, directly or indirectly, less than 1% of the Shares. Such ownership interest excludes any investments by the above referenced person in mutual funds or other investment funds managed or sponsored by third parties.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed in this Proxy Statement, no Informed Person (as defined below in this paragraph) (nor any associate or affiliate of any such person) had any material interest, direct or indirect, in any transaction undertaken since July 1, 2016 that was not negotiated at arm’s length and that has materially affected International Barrier, and none of such persons has any material interest in any transaction proposed to be undertaken by International Barrier that will materially affect International Barrier. For the purposes of this paragraph, “Informed Person” means a director or executive officer of International Barrier (or of a person or company that is itself an informed person of International Barrier), any person who beneficially owns or controls or directs, directly or indirectly, voting securities of International Barrier carrying greater than 10% of the voting rights attached to all outstanding voting securities, and International Barrier itself, if it holds any of its own securities.

INFORMATION CONCERNING INTERNATIONAL BARRIER

General

International Barrier, a corporation incorporated under the laws of British Columbia, develops, manufactures, and markets proprietary fire-resistant building materials branded as LP® FlameBlock® Fire-Rated OSB Sheathing and Blazeguard FR Deck Panel. International Barrier’s fire-resistant wood panels use a patented, non-toxic, non-combustible coating that releases water in the heat of fire. The panels exceed “model” building code requirements in every targeted fire test and application, and are unique in combining properties that increase panel strength and minimize environmental and human impact.

International Barrier’s head office is located at 510 4th Street North, P.O. Box 379, Watkins, MN, USA, 55389, and its telephone number is 1-800-638-4570. International Barrier’s registered office is located at Suite 1200, 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T8. The Shares are traded on the TSX-V under the symbol “IBH” and the OTCQB under the symbol “IBTGF”. Additional information regarding International Barrier is contained in our filings on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

Share Capital

The authorized share capital of International Barrier consists of an unlimited number of Shares. As at March 31, 2017 and August 28, 2017, International Barrier had 53,684,926 Shares issued and outstanding. As at March 31, 2017 and August 28, 2017 International Barrier had no outstanding securities convertible or exchangeable into Shares.

Shareholders are entitled to dividends as and when declared by the Board, to one vote per Share at meetings of Shareholders and, upon liquidation, to receive such assets of International Barrier as are distributable to the Shareholders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of International Barrier’s Shares as of August 17, 2017 by:

(i)

each person or entity known by International Barrier to beneficially own more than 5% of the Shares;

(ii)

each director of International Barrier;

(iii)

each of the named executive officers of International Barrier; and

(iv)

all directors and executive officers as a group.

Except as noted in the following table, International Barrier believes that beneficial owners of the Shares listed below have sole voting and investment power with respect to such Shares.

Title of Class	Name and Address of Beneficial Owner	Number of Shares(1)	% of Total Issued(2)
Common	Carl Marks Group New York, New York	6,545,695(3)	12.2%
Common	Michael D. Huddy Orono, Minnesota	5,290,050	9.9%
Common	David J. Corcoran Vancouver, British Columbia	4,485,685(4)	8.4%
Common	Victor A. Yates Delta, British Columbia	1,429,772(5)	2.7%
Common	Melissa McElwee St. Joseph, Minnesota, USA	557,150	1.0%
Common	All directors and executive officers as a group	11,762,657	21.9%

Notes:

1.

Based upon information furnished to International Barrier by the directors, executive officers or beneficial holders, or obtained from the stock transfer agent of International Barrier or insider reports.

2.

Based upon a total of 53,684,926 Shares issued and outstanding.

3.

Carl Marks IB LLC, Carl Marks & Co. Inc., and Martin Lizt are collectively deemed to be a “Group” within the meaning of section 13(g)(3) of the United States Securities Exchange Act of 1934, as amended.  Carl Marks IB LLC is a partnership of Carl Marks & Co. LP and Martin Lizt.  Andrew M. Boas and Robert Speer of New York, Limited Partners in Carl Marks & Co. LP, exercise direction/control over Carl Marks IB LLC.  Carl Marks & Co. LP is a limited partnership of 18 partners. Carolyn Marks Blackwood and Linda Marks Katz are the two greater than 10% holders of the partnership.

4.

4,154,287 Shares are held indirectly through Corcoran Enterprises Ltd., a private company controlled by Mr.

Corcoran. Excludes 1,986,434 shares owned by family members, where he disavows beneficial interest and does not have voting or disposition control.

5.

The Shares are held indirectly through Continental Appraisal Ltd., a private company controlled by Mr. Yates.  Excludes 1,751,551 shares owned by family members, where he disavows beneficial interest and does not have voting or disposition control.

Market Price and Volume

Trading Price and Volume on the TSX-V

The Shares are listed on the TSX-V and trade under the symbol “IBH”. The following table sets out the high and low prices of the Shares on the TSX-V for each of the twelve months prior to the date of this Proxy Statement and for each full quarterly period within the two most recent fiscal years and the subsequent interim periods, and the number of Shares traded through the facilities of the TSX-V for each such month and quarterly period.

Month	High (CDN$)	Low (CDN$)	Volume
Month ended July 2017	$0.35	$0.31	117,847
Month ended June 2017	$0.39	$0.34	208300
Month ended May 2017	$0.42	$0.385	233,430
Month ended April 2017	$0.435	$0.385	460,900
Month ended March 2017	$0.41	$0.34	427,598
Month ended February 2017	$0.37	$0.32	826,135
Month ended January 2017	$0.355	$0.29	295,518
Month ended December 2016	$0.34	$0.295	191,638
Month ended November 2016	$0.36	$0.295	614,639
Month ended October 2016	$0.41	$0.33	284,144
Month ended September 2016	$0.405	$0.32	333,860
Month ended August 2016	$0.38	$0.305	264,585
Quarter ended June 30, 2017	$0.435	$0.34	902,630
Quarter ended March 30, 2017	$0.41	$0.29	1,549,251
Quarter ended December 31, 2016	$0.41	$0.295	1,090,421
Quarter ended September 30, 2016	$0.405	$0.305	770,931
Quarter ended June 30, 2016	$0.47	$0.33	860,476
Quarter ended March 31, 2016	$0.39	$0.24	1,212,511
Quarter ended December 31, 2015	$0.335	$0.21	1,635,492
Quarter ended September 30, 2015	$0.44	$0.22	1,695,269

The closing market price of the Shares, as reported on the TSX-V on July 31, 2017, the last full trading day before the public announcement of the execution of the Arrangement Agreement was C$0.31, and on August 25, 2017 was C$0.50.

Trading Price and Volume on the OTCQB

The Shares are listed on the OTCQB and trade under the symbol “IBTGF”. The following table sets out the high and low prices of the Shares on the OTCQB for each of the twelve months prior to the date of this Proxy Statement and for each full quarterly period within the two most recent fiscal years and the subsequent interim periods, and the number of Shares traded through the facilities of the OTCQB for each such month and quarterly period.

Month	High ($)	Low ($)	Volume
Month ended July 2017	$0.30	$0.246	67,636
Month ended June 2017	$0.29479	$0.25	130,881
Month ended May 2017	$0.332	$0.28	110,566
Month ended April 2017	$0.315	$0.2979	343,850
Month ended March 2017	$0.30	$0.2491	565,218
Month ended February 2017	$0.285	$0.24	1,239,648
Month ended January 2017	$0.29	$0.2269	414,836
Month ended December 2016	$0.2745	$0.22	217,247
Month ended November 2016	$0.274	$0.2221	322,730
Month ended October 2016	$0.3078	$0.2432	423,497
Month ended September 2016	$0.323	$0.258	269,334
Month ended August 2016	$0.295	$0.24	266,300
Quarter ended June 30, 2017	$0.332	$0.25	585,297
Quarter ended March 30, 2017	$0.30	$0.2269	2,219,702
Quarter ended December 31, 2016	$0.3078	$0.22	963,474
Quarter ended September 30, 2016	$0.323	$0.24	728,565
Quarter ended June 30, 2016	$0.3688	$0.27	568,757
Quarter ended March 31, 2016	$0.30	$0.1569	706,809
Quarter ended December 31, 2015	$0.2441	$0.156	1,127,841
Quarter ended September 30, 2015	$0.34	$0.1725	658,896

The closing market price of the Shares, as reported on the OTCQB on July 31, 2017, the last full trading day before the public announcement of the execution of the Arrangement Agreement was $0.246, and on August 25, 2017 was $0.40.

Prior Sales

The following table sets out the number of Shares, and securities that are convertible into Shares, issued by International Barrier during the 12-month period preceding the date of the Proxy Statement:

Date of Issuance	Number of Securities	Type of Security	Price per Security	Reason for Issuance
January 20, 2017	2,400,000	Shares	$0.10	Debenture conversion
January 20, 2017	2,400,000	Shares	$0.10	Warrant exercise

Directors and Officers of International Barrier

The names, municipality of residence and positions with International Barrier of the directors and executive officers of International Barrier and their holdings of Shares, as at August 17, 2017, are set out above in the section of this Proxy Statement entitled “Interests of Directors and Executive Officers in the Arrangement” beginning on page 61.

INFORMATION CONCERNING LP

LP, a corporation existing under the laws of the State of Delaware, is a manufacturer of quality engineered wood building materials including OSB, structural framing products, and exterior siding for use in residential, industrial and light commercial construction. From manufacturing facilities in the U.S., Canada, Chile and Brazil, LP products are sold to builders and homeowners through building materials distributors and dealers and retail home centers. LP’s shares are traded on the New York Stock Exchange under the symbol “LPX”. Additional information regarding LP is contained in their filings on EDGAR at www.sec.gov.

The head office of LP is located at 414 Union Street, Suite 2000, Nashville, TN, USA, 37219 and its telephone number is 1-888-820-0325.

INFORMATION CONCERNING LP CANADA

LP Canada is a British Columbia corporation and a wholly-owned subsidiary of LP.

The registered office of LP Canada is located at 550, Burrard Street, Suite 2900, Vancouver, BC, Canada, V6C 0A3.

SHAREHOLDER PROPOSALS

If the Arrangement is consummated, we will not have public Shareholders and there will be no public participation in any future meetings of Shareholders. However, if the Arrangement is not completed, we plan to hold our 2017 annual meeting. The deadline has passed for any proposal that a Shareholder wished to be considered for inclusion in our proxy statement and management proxy circular for our 2017 annual meeting of Shareholders as it must have been mailed to the Secretary of International Barrier by June 15, 2017.

“HOUSEHOLDING” OF PROXY MATERIALS

SEC rules allow a single copy of this Proxy Statement to be delivered to multiple shareholders sharing the same address and who affirmatively consent, or give their implied consent, to receive a single copy of these materials in a manner provided by applicable SEC rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs. Although we do not household for our registered shareholders, some brokers household International Barrier information circulars and proxy statements, delivering a single copy of each to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our information circulars and proxy statements, or if you are receiving multiple copies of our information circulars and proxy statements and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of this Proxy Statement to a Shareholder at a shared address to which a single copy of this Proxy Statement was delivered. For copies of this Proxy Statement, Shareholders should contact: Melissa McElwee, Chief Financial Officer, by telephone at 1-800-638-4570, or by email at mmcelwee@intlbarrier.com.

AUDITORS, TRANSFER AGENT AND REGISTRAR

Effective June 21, 2017, International Barrier changed its independent registered accounting firm from BDO Canada LLP to DMCL Chartered Professional Accountants.

Computershare Investor Services Inc. at their principal offices in Vancouver, British Columbia, Canada is the transfer agent and registrar for the Shares.

OTHER MATTERS

International Barrier knows of no other matter that will be presented for consideration at the Meeting other than the matters referred to in the notice of Meeting attached hereto; however, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter in accordance with the best judgment of the person or persons voting the proxy.

CERTAIN INFORMATION REGARDING INTERNATIONAL BARRIER, LP AND LP CANADA

We have supplied all information contained in this Proxy Statement relating to us, and LP has supplied all information contained in this Proxy Statement relating to LP and LP Canada.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the United States Securities Exchange Act of 1934, as amended. We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding us and other companies and individuals that file electronically with the SEC.

Information relating to International Barrier is also available under International Barrier’s profile on SEDAR at www.sedar.com.

In addition, International Barrier will provide without charge, upon request being made to International Barrier, a copy of the Arrangement Agreement (which is incorporated by reference in this Proxy Statement) and/or International Barrier’s annual report to the SEC on Form 10-K for the fiscal year ended June 30, 2016, together with any document, or the pertinent pages of any document, incorporated by reference therein, International Barrier’s most recently filed comparative annual financial statements, together with the accompanying report of the auditor and International Barrier’s most recently filed annual management’s discussion and analysis relating thereto. Financial information is provided in International Barrier’s comparative financial statements and management’s discussion and analysis for the year ended June 30, 2016, and the period ended March 31, 2017.

MISCELLANEOUS

If you have any questions about the Arrangement, please contact Melissa McElwee, Chief Financial Officer, by telephone at 1-800-638-4570, or by email at mmcelwee@intlbarrier.com. If you need assistance with the completion and delivery of your Proxy or Letter of Transmittal, please contact Computershare, by telephone at 1-800-564-6253, or by email at corporateactions@computershare.com.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED AUGUST 28, 2017. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE. NEITHER THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS NOR THE ISSUANCE OF CASH TO SHAREHOLDERS IN CONNECTION WITH THE COMPLETION OF THE ARRANGEMENT CREATES ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION.

SCHEDULE A

ARRANGEMENT RESOLUTION

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

a)

the arrangement ("Arrangement") under Section 288 of the Business Corporations Act (British Columbia), all as more particularly described and set forth in the plan of arrangement (as may be modified or amended, the "Plan of Arrangement") attached to the management information circular of International Barrier Technology Inc. (the "Company") in connection therewith (the "Circular"), and all transactions contemplated thereby, be and are hereby authorized, approved and adopted;

b)

the Plan of Arrangement be and is hereby authorized, approved and adopted;

c)

the arrangement agreement dated July 31, 2017 between the Company, Louisiana-Pacific Canada Ltd. and Louisiana-Pacific Corporation, as may be amended from time to time (the "Arrangement Agreement"), and all transactions contemplated therein, and the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and causing the performance by the Company of its obligations thereunder, be and are hereby confirmed, ratified, authorized and approved;

d)

notwithstanding that this resolution has been duly passed (and the Arrangement approved and agreed) by the shareholders of the Company or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company be and are hereby authorized and empowered, without further notice to, or approval of, the shareholders of the Company (i) to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or the Plan of Arrangement, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and to revoke this resolution at any time prior to the Effective Time (as defined in the Arrangement Agreement); and

e)

any director or officer of the Company is hereby authorized, for and on behalf of the Company, to execute, with or without the corporate seal and, if appropriate, deliver any and all other agreements, applications, forms, waivers, notices, certificates, confirmations and other documents and instruments and to do, or cause to be done, any and all such other acts and things as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to these resolutions, the Arrangement Agreement, the completion of the Arrangement and related transactions in accordance with the Arrangement Agreement and the matters authorized hereby, including, without limitation, (i) all actions required to be taken by or on behalf of the Company, and all necessary filings and obtaining the necessary approvals, consents and acceptances of appropriate regulatory authorities and (ii) the signing of the certificates, consents and other documents or declarations required under the Arrangement Agreement or otherwise to be entered into by the Company, such determination to be conclusively evidenced by the execution and delivery of any such document, agreement or instrument, and the taking or doing of any such action.

A-1

SCHEDULE B

PLAN OF ARRANGEMENT

UNDER SECTION 288 OF THE

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
INTERPRETATION

1.1

Definitions

In this Plan of Arrangement, unless the context otherwise requires, the following words and terms shall have the meaning hereinafter set out:

"Acquiror" means Louisiana-Pacific Canada Ltd., a corporation existing under the laws of the Province of British Columbia;

"Acquiror Parent" means Louisiana-Pacific Corporation, a corporation existing under the laws of the State of Delaware;

"Arrangement" means an arrangement under section 288 of the BCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the Arrangement Agreement or the Plan of Arrangement or at the direction of the Court in the Final Order;

"Arrangement Agreement" means the arrangement agreement dated July 31, 2017 to which this Plan of Arrangement is attached as Schedule A, as the same may be amended, varied or supplemented from time to time;

"Arrangement Resolution" means the special resolution of the Shareholders approving the Arrangement to be considered at the Special Meeting, substantially in the form of Schedule B to the Arrangement Agreement;

"BCA" means the Business Corporations Act (British Columbia);

"Business Day" means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Watkins, Minnesota, Nashville, Tennessee or Vancouver, British Columbia;

"Common Shares" means common shares in the capital of the Company;

"Company" means International Barrier Technology Inc., a corporation existing under the laws of the Province of British Columbia;

"Consideration" means $0.41 in cash per Common Share, without interest;

"Court" means the Supreme Court of British Columbia;

"Depositary" means any trust company, bank or financial institution agreed to in writing between the Acquiror and the Company for the purpose of, among other things, receiving Letters of Transmittal;

"Dissent Rights" has the meaning ascribed thereto in Section 3.1(a) hereof;

"Dissent Shares" means Common Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;

"Dissenting Shareholder" means a registered Shareholder who has duly exercised a Dissent Right and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of Common Shares in respect of which Dissent Rights are validly exercised by such Shareholder;

"Effective Date" means the date upon which the Acquiror and the Company agree in writing as the date upon which the Arrangement becomes effective or, in the absence of such agreement, five Business Days following the satisfaction or waiver of all conditions to completion of the Arrangement set out in sections 7.1, 7.2 and 7.3 of the Arrangement Agreement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable party for whose benefit such conditions exist);

"Effective Time" shall be 12:01am (Vancouver time) on the Effective Date or such other time as agreed to by the Acquiror and the Company in writing;

"Final Order" means the final order of the Court pursuant to section 291 of the BCA approving the Arrangement, as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

"Governmental Entity" means any applicable: (a) multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, minister, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign; (b) subdivision, agent, commission, commissioner, board or authority of any of the foregoing; (c) quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) stock exchange;

"Interim Order" means the interim order of the Court made in connection with the Arrangement and providing for, among other things, the calling and holding of the Special Meeting, as the same may be amended, supplemented or varied by the Court;

"Law" or "Laws" means all laws (including common law), by laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements having the force of law, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity, and the term "applicable" with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are applicable to such Person or its business, undertaking, assets, property or securities and emanate from a Person having jurisdiction over such Person or its or their business, undertaking, assets, property or securities;

"Letter of Transmittal" means the letter of transmittal to be delivered by the Company to the Shareholders for use in connection with the Arrangement;

"Liens" means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims, other third Person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

"Person" includes an individual, partnership, association, company, corporation, body corporate, limited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;

"Plan of Arrangement" means this plan of arrangement and any amendments or variations hereto made in accordance with section 9.1 of the Arrangement Agreement and this plan of arrangement;

"Shareholders" means the holders of Common Shares;

"Special Meeting" means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider, among other things, the Arrangement Resolution; and

"Tax Act" means the Income Tax Act (Canada).

1.2

Interpretation Not Affected by Headings

The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless the contrary intention appears, references in this Plan of Arrangement to an Article, Section or Schedule by number or letter or both refer to the Article, Section or Schedule, respectively, bearing that designation in this Plan of Arrangement.

1.3

Date for any Action

If the date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

1.4

Number and Gender

In this Plan of Arrangement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.

1.5

References to Persons and Statutes

A reference to a Person includes any successor to that Person. A reference to any statute includes all regulations made pursuant to such statute and the provisions of any statute or regulation which amends, supplements or supersedes any such statute or regulation.

1.6

Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of the United States and "$" refers to United States dollars.

1.7

Statutes

Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

ARTICLE 2
THE ARRANGEMENT

2.1

Arrangement Agreement

This Plan of Arrangement is made pursuant to and subject to the provisions of the Arrangement Agreement.

2.2

Binding Effect

At the Effective Time, the Arrangement shall without any further authorization, act or formality on the part of the Court become effective and be binding upon the Acquiror, the Acquiror Parent, the Company and the Shareholders, including Dissenting Shareholders.

2.3

Arrangement

Commencing at the Effective Time, the following shall occur and shall be deemed to occur consecutively in the following order, except where noted, without any further authorization, act or formality:

(a)

each Dissent Share shall, without any further act or formality, be deemed to have been transferred and assigned by such Dissenting Shareholder to the Acquiror (free and clear of all Liens) in consideration for the right to be paid the fair value of such Dissent Shares in accordance with Article 3;

(b)

immediately following the preceding step, each Common Share outstanding immediately prior to the Effective Time (other than any Dissent Share) shall, without any further act or formality by or on behalf of a holder of Common Shares, be deemed to have been transferred and assigned to the Acquiror (free and clear of any Liens) in exchange for the Consideration; and

(c)

concurrently with the preceding step, with respect to each Common Share transferred and assigned in accordance with Section 2.3(a) or Section 2.3(b):

(i)

the registered holder thereof shall cease to be the registered holder of such Common Share and the name of such registered holder shall be removed from the register of Shareholders as of the Effective Time;

(ii)

the registered holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Common Share; and

(iii)

the Acquiror will be the holder of all of the outstanding Common Shares and the central securities register of the Company shall be revised accordingly.

The exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain procedures related thereto may not be completed until after the Effective Date.

ARTICLE 3
DISSENT RIGHTS

3.1

Dissent Rights

(a)

Each registered Shareholder may exercise rights of dissent ("Dissent Rights") with respect to Common Shares held by such Shareholder pursuant to Sections 237 to 247 of the BCA, as modified by the Interim Order and this Section 3.1(a); provided that, notwithstanding subsection 242(a) of the BCA, the written objection to the Arrangement Resolution referred to in subsection 242(a) of the BCA must be received by the Company not later than 4:00 p.m. (Vancouver time) two Business Days immediately preceding the date of the Special Meeting (as it may be adjourned or postponed from time to time). Dissenting Shareholders who:

(i)

are ultimately entitled to be paid by the Acquiror fair value for their Dissent Shares shall be deemed to have transferred such Dissent Shares (free and clear of all Liens) to the Acquiror in accordance with Section 2.3(a); and

(ii)

are ultimately not entitled, for any reason, to be paid by the Acquiror fair value for their Dissent Shares, shall be deemed to have participated in the Arrangement in respect of those Common Shares on the same basis as a non-dissenting Shareholder and shall be deemed to have transferred such Common Shares to the Company in exchange for the Consideration per Common Share in accordance with Section 2.3(b).

(b)

In no event shall the Acquiror, the Acquiror Parent or the Company or any other person be required to recognize a Dissenting Shareholder as a registered or beneficial owner of Common Shares or any interest therein (other than the rights set out in this Section 3.1) at or after the Effective Time, and at the Effective Time the names of such Dissenting Shareholders shall be deleted from the central securities register of the Company as at the Effective Time.

(c)

For greater certainty, in addition to any other restrictions in the Interim Order, no person shall be entitled to exercise Dissent Rights with respect to Common Shares in respect of which a person has voted or has instructed a proxyholder to vote in favour of the Arrangement Resolution.

ARTICLE 4
CERTIFICATES AND PAYMENTS

4.1

Payment of Consideration

a)

Following receipt of the Final Order and no later than two (2) Business Days prior to the Effective Time, the Acquiror shall deposit, or arrange to be deposited, for the benefit of holders of Common Shares, cash with the Depositary in the aggregate amount equal to the payments in respect thereof required by this Plan of Arrangement.

b)

Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(b), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Shareholder represented by such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, the Consideration which such Shareholder has the right to receive under the Arrangement for such Common Shares, less any amounts withheld pursuant to Section 4.3, and any certificate so surrendered shall forthwith be cancelled.

c)

Until surrendered as contemplated by this Section 4.1, each certificate that immediately prior to the Effective Time represented Common Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration to which the holder is entitled to receive in lieu of such certificate as contemplated in this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate formerly representing Common Shares not duly surrendered on or before the fifth anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Common Shares of any kind or nature against or in the Company or the Acquiror. On such date, all Consideration to which such former holder was entitled shall be deemed to have been surrendered and forfeited to the Acquiror.

d)

Any payment made by way of cheque by the Depositary pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the fifth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the fifth anniversary of the Effective Time shall cease to represent a right or claim of any kind or nature and the right of any Shareholder to receive the Consideration for Common Shares pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Acquiror or the Company, as applicable.

4.2

Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3(b) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration deliverable in accordance with such holder's Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a bond satisfactory to the Acquiror and the Depositary (acting reasonably) in such sum as the Acquiror may direct, or otherwise indemnify the Acquiror and the Company in a manner satisfactory the Acquiror and the Company, acting reasonably, against any claim that may be made against the Acquiror and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3

Withholding Rights

The Acquiror, the Company or the Depositary shall be entitled to deduct and withhold from any amount payable to any Person under the Plan of Arrangement, such amounts as the Acquiror, the Company or the Depositary determines, acting reasonably, are required or permitted to be deducted and withheld with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any other Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such withholding was made, provided that such amounts are actually remitted to the appropriate taxing authority.

4.4

No Liens

Any exchange or transfer of Common Shares pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

ARTICLE 5
AMENDMENTS

5.1

Amendments

(a)

The Acquiror and the Company reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be contained in a written document which is filed with the Court and, if made following the Special Meeting, then: (i) approved by the Court, and (ii) if the Court directs, approved by the Shareholders and communicated to the Shareholders if and as required by the Court, and in either case in the manner required by the Court.

(b)

Subject to the provisions of the Interim Order, any amendment, modification or supplement to this Plan of Arrangement, if agreed to by the Company and the Acquiror, may be proposed by the Company and the Acquiror at any time prior to or at the Special Meeting, with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Special Meeting shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Special Meeting will be effective only if it is consented to by each of the Company and the Acquiror and, if required by the Court, by some or all of the Shareholders voting in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made by the Company and the Acquiror without the approval of or communication to the Court or the Shareholders, provided that it concerns a matter which, in the reasonable opinion of the Company and the Acquiror is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Shareholders.

(e)

Notwithstanding the foregoing provisions of this Article 5, no amendment, modification or supplement of this Plan of Arrangement may be made prior to the Effective Time except in accordance with the terms of the Arrangement Agreement.

ARTICLE 6
FURTHER ASSURANCES

6.1

Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order further to document or evidence any of the transactions or events set out in this Plan of Arrangement.

SCHEDULE C

CONSENT OF EVANS & EVANS

EVANS & EVANS, INC.

1075 WEST GEORGIA STREET

SUITE 1330

VANCOUVER, BRITISH COLUMBIA

CANADA, V6E 3C9

Tel:

(604) 408-2222

www.evansevans.com

To:

The Board of Directors of International Barrier Technology Inc.

We refer to the proxy statement and management information circular of International Barrier Technology Inc. (“International Barrier”) dated August 28, 2017 (the “Proxy Statement”) relating to the special meeting of shareholders of International Barrier, which meeting is convened to approve a special resolution relating to the proposed arrangement under the Business Corporations Act (British Columbia) involving International Barrier, Louisiana-Pacific Canada Ltd. and Louisiana-Pacific Corporation.

We consent to the inclusion in the Proxy Statement of our fairness opinion dated June 21, 2017 (the “Fairness Opinion”), a summary of our Fairness Opinion and references to our firm name and our Fairness Opinion in the Proxy Statement. In providing this consent, we do not intend that any persons other than the board of directors of International Barrier rely upon the Fairness Opinion.

Vancouver, British Columbia

August 28, 2017

/s/ Evans & Evans, Inc.

EVANS & EVANS, INC.

C-1

SCHEDULE D

FAIRNESS OPINION

EVANS & EVANS, INC.

1075 WEST GEORGIA STREET

SUITE 1330

VANCOUVER, BRITISH COLUMBIA

CANADA, V6E 3C9

Tel:

(604) 408-2222

www.evansevans.com

June 21, 2017

INTERNATIONAL BARRIER TECHNOLOGY INC.

510 – 4th St, N

Watkins, Minnesota 55389-0379

Attention: Board of Directors

Dear Sirs/Mesdams:

Subject: Fairness Opinion

1.0

Introduction

1.01

Evans & Evans, Inc. (“Evans & Evans” or the “authors of the Opinion”) understands that the Board of Directors (the “Board”) of International Barrier Technology (“Barrier”, “IBT” or the “Company”), a reporting issuer whose common shares are listed for trading on the TSX Venture Exchange (“TSX-V” or the “Exchange”) under the symbol “IBH” and on the OTCQB Venture Market (“OTCQB”) under the symbol “IBTGF”, is contemplating entering into a definitive agreement (the “Proposed Transaction”) with Louisiana-Pacific Corporation (“LP” or the “Purchaser”) which would involve the shareholders of the Company receiving cash in exchange for their common shares of IBT.

Given the planned completion of the Proposed Transaction, the Board of Directors of Barrier (the “Board”) has requested the Fairness Opinion (the “Opinion”) in order to have an independent opinion as to the fairness of the Proposed Transaction, from a financial point of view, to the shareholders of Barrier (the “IBT Shareholders”).

1.02

Barrier develops and manufactures proprietary fire-rated building materials in the United States and licenses its proprietary technology to a major oriented strand board (1) (“OSB”) producer in the European Union. In addition, Barrier is striving to enter building material markets in Australia, Europe, and South America through distribution partnerships and manufacturing technology license agreements.

Barrier possesses a proprietary fire resistive material technology (Pyrotite®) and a patented manufacturing process that when applied to building materials their respective fire resistant properties are significantly enhanced.

_________________________

(1)   OSB is a type of engineered lumber similar to particle board, formed by adding adhesives and then compressing layers of wood strands (flakes) in specific orientations.

Barrier currently manufactures a private label fire rated sheathing product under contract for both LP® Building Products, Inc., and its parent company Louisiana-Pacific Corporation (“LP”), and MuleHide Products, Inc. (“MuleHide”). LP introduced a fire rated OSB trademarked LP® Flameblock® Fire-Rated OSB Sheathing (“LP FlameBlock”) in 2010 and MuleHide and parent company, ABC Supply Company, have been selling FR Deck Panel to commercial modular building manufacturers since 2004.

In August 2015, the Supply Agreement with LP was extended until December 31, 2019.  In addition, Barrier granted a license to LP for the manufacture and distribution of Pyrotite® products in a LP plant in Clarke County Alabama. This license agreement provided an additional revenue stream for Barrier, as LP launched its operation of the new FlameBlock OSB Sheathing line at their Clarke County Alabama location in late 2016.  Revenues generated by LP products from the Alabama plant include only the charges for treatment services, not the underlying OSB substrate or outbound freight as LP supplies its own OSB substrate and contracts for its own outgoing freight.

For the commercial modular market (FR Deck Panel), Barrier purchases OSB from local distributors and invoices the cost of the substrate and outgoing freight to MuleHide, therefore the cost of the substrate and freight is included in revenues for commercial modular shipments.

On September 16, 2013, Barrier signed Technology License Agreement with Kronoplus Technicla AG (“Kronoplus”), which granted Kronoplus the right to utilize the know-how and technology regarding Pyrotite® in its production process and to manufacture, market and sell wood panel products using the Company’s technology in the designated territories of the European Union, Switzerland, Belarus, Ukraine and Russia. In return, Barrier receives minimum annual license fees and quarterly royalty fees from the licensed manufacturing plants.

Barrier’s fiscal year (“FY”) runs from July 1 to June 30.  As can be seen from the table below, the Company’s revenues have been increasing annually and Barrier is on-track for revenues near $9.8 million in FY 2017.  However, while revenues have steadily increased, gross margins and profitability have fluctuated.

1.03

Unless otherwise stated, all dollar amounts referred to herein are in United States dollars.

1.04

On May 15, 2017, the Company entered into a letter of intent (the “LOI”) with LP, which outlined the terms of the Proposed Transaction. The key terms of the LOI are outlined below:

1.

Shareholders of Barrier will receive cash of $0.41 (C$0.557) per share for each common share of the Company (the “Consideration”).  As at the date of the Opinion, the Company had 53,684,926 common shares issued and outstanding.

2.

The Proposed Transaction would be financed by LP through available cash on hand and/or already available lines of credit, and the Proposed Transaction would not be subject to any financing conditions.

3.

LP or one of its affiliates would offer to purchase all of the issued and outstanding common shares of IBT for cash by way of a plan of arrangement, or by way of another shareholder-approved, one-step corporate operation (as agreed by the parties). The final structure of the Proposed Transaction will be determined on the basis of tax, securities and corporate law advice in order to ensure the most efficient structure for each of the parties and their respective security holders.

4.

The Proposed Transaction is subject to, among other things, the following: (i) LP entering into lock-up agreements with management and directors of Barrier who will vote in support of the Proposed Transaction; and, Dr. Huddy, President, Chief Executive Officer and Director of IBT entering into a five year non-compete agreement with LP.

5.

The LOI did include a standard mechanism for dealing with an alternative transaction if Barrier receives an unsolicited offering following the announcement of the Proposed Transaction.

While there are no formal employment agreements with management that include change of control provisions and payments, Evans & Evans understands the Board of Directors is in the process of negotiating severance payments for key management and Directors who will not be involved in the operations of Barrier post-Proposed Transaction.

1.05

The Board retained Evans & Evans to act as an independent advisor and to prepare and deliver the Opinion to the Board to provide an independent opinion as to the fairness of the Proposed Transaction, from a financial point of view, to the IBT Shareholders.

2.0

Engagement of Evans & Evans, Inc.

2.01

Evans & Evans was formally engaged by the Board pursuant to an engagement letter with the Board signed May 25, 2017 (the “Engagement Letter”).  The Engagement Letter provides the terms upon which Evans & Evans has agreed to provide the Opinion to the Board.  The terms of the Engagement Letter provide that Evans & Evans is to be paid a flat professional fee for its services. In addition, Evans & Evans is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by IBT in certain circumstances.  The fee established for the Opinion is not contingent upon the opinions presented.

3.0

Scope of Review

3.01

In connection with preparing the Opinion, Evans & Evans, among other things, undertook the following:

●

Interviewed Michael Huddy, President, Chief Executive Officer and Director of Barrier, and Melissa McElwee, Chief Financial Officer of Barrier in May 2017.

●

Reviewed the signed Letter of Intent between the Company and LP, dated May 15, 2017

●

Reviewed the Technology License Agreement between Kronoplus Technical AG the Company and LP, dated September 16, 2013.

●

Reviewed the Technology License Agreement effective August 19, 2015 between the Company and LP.    Under the agreement, the Company receives a license fee per square foot of coated surface area shipped by LP.  The license fee is reduced by half upon the expiration of the Company’s patents.  LP has committed to a minimum license fee in order to retain exclusivity.

●

Reviewed the Product Manufacturing Agreement between the Company and LP effective August 19, 2015.  LP has the exclusive right to sell and distribute in North America products produced by Barrier, excluding those provided to MuleHide for the commercial modular market.  LP has committed to purchase certain annual volumes and if such volumes are not met, LP pays a fixed amount per square foot as a penalty.

●

Reviewed the Company’s website www.intlbarrier.com.

●

Reviewed the Company’s management-prepared balance sheet and income statement for the nine months ended March 31, 2017.

●

Reviewed the Company’s financial statements for the years ended June 30, 2013 – 2016 as audited by BDO Canada LLP, Chartered Accountants of Vancouver, British Columbia.

●

Reviewed the Company’s Management Discussion & Analysis reports for the nine months ended March 31, 2017, the six months ended December 31, 2016, the three months ended September 30, 2016, and the years ended June 30, 2012 to 2014.

●

Reviewed the Company’s press releases for the 18 months preceding the date of the Opinion.

●

Reviewed the Company’s budget for the period April 2017 through to September 2017.  Discussed with management estimates as to the budgeted revenues and income for FY 2017 for Barrier.

●

Reviewed the trading price and volume of the Company’s shares for the period from January 4, 2016 to June 15, 2017 on the TSX-V and August 1, 2016 to June 15, 2017 on the OTCQB.

Trading volumes have been similar on both exchanges with daily average trading volumes of less than 20,000 shares per day.

●

Reviewed the Company’s patents: (1) United States Patent 7,595,092 “System and method for coating a fire-resistant material on a substrate”; (2) United States Patent 7,921,800 System and method for coating a fire-resistant material on a substrate”; and, (3) Canadian Patent 2644401 “System and method for coating a fire-resistant material on a substrate”.

●

Reviewed data on mergers and acquisitions in the construction, forestry and material industries, focusing on building material companies.

●

Reviewed stock market trading data and financial information on the following companies: Norbord Inc., Goodfellow Inc., Huttig Building Products Inc., Interfor Corporation, Louisiana Pacific Corporation, Quanex Building Products Corporation, CanWel Building Materials Group Ltd., BlueLinx Holdings Inc., Builders FirstSource, Inc., Jewett-Cameron Trading Company Ltd., Foundation Building Materials Inc. and PGT Innovations Inc.

●

Reviewed information on the Company’s market from such sources as Reuters, Inc., Google Finance, Yahoo Finance, CNW Newswire, Marketwired, Buysellsignal Report, IBISWorld Industry Report, Investext Plus (Thomson One), Business Monitor International (BMI Research), Center for International Trade in Forest Products, U.S. Department of Agriculture, The Engineered Wood Association, and Wood Markets,.  In reviewing the market for Barrier, Evans & Evans noted the following.

o

Plywood and OSB are categorized as structural panels used for roofs, sheathing, walls, flooring etc.

o

According to data from IBISWord, the worldwide market for OSB and waferboard generated $2.02 billion in 2015, representing approximately 15% of the overall wood panel market.

o

Evans & Evans found that composite panels are mostly purchased from dealers/distributors/manufacturers, which are the channels currently employed by Barrier.

o

Wood Markets forecasts that OSB demand should increase by over 6 billion square feet between 2016 and 2021.  However, the Company is targeting only a portion of this market.

o

The building material industry in the United States is highly competitive with a relatively low entry barrier. Evans & Evans found in its research that brand loyalty is relatively low, and businesses compete primarily on price and quality.  Technology innovation has less impact on profitability, rather local legislations such as building codes drive much of the product demand.

o

In order to succeed in the building materials market, businesses need to obtain economy of scale due to low profit margin and the above-noted price competition.  The Company does have some excess capacity at its Watkins plant, but would need to expand to dramatically improve its economies of scale.

o

The demand for building materials heavily hinges on the growth of the residential and non-residential construction market, resulting in a cyclical pattern and a positive correlation with the condition of the local economy and real estate development.

o

U.S. housing starts increased 5.2% in 2016, totaling 1.17 million units, and growth is expected to continue through 2017, with housing starts projected to be just short of 1.3 million units.   The majority of the growth is expected in single-family homes which are not key markets for Barrier.   Commercial buildings also saw an increase in investment of 9.5% in 2016, a market which demands more of the Company’s products.

o

US total wood exports were expected to reach $8.95 billion dollars in 2016, a 3.3% increase over 2015 according to the Center for International Trade in Forest Products.

o

Wood-based composites represent a continuously increasing share of the wood products market. Commercial construction will be important for future expansion of the structural panels market.  With increased use of wood composites, the market for fire-retardant treatments of composites is likely to increase.

o

After the collapse of the US housing market in 2008 and subsequent recession, the residential building market has gained momentum and experienced growth between 2013 and 2015. The positive growth was driven by improving employment conditions, rising disposable income and relaxing credit policies. Furthermore, as interest rates remained relatively low driving investments in the real estate market.  Since 2012 the residential building market experienced growth of 4.8% reaching $140.8 billion in revenue by the end of 2016.  However, moving forward to the next five years, growth in the residential construction market is expected to decelerate to 2% per annum until 2022.

o

According to data from IBISWorld, new commercial construction is driven by commercial vacancy rates and government interest rate policies.  Low unemployment also directly stimulated consumer spending and increased the demand for discretionary services and products.  Household spending encouraged business investments, which created the demand for leasing space throughout the service, retail, and consumer goods manufacturer in the discretionary sector.  As the economy continues reviving and the businesses keep expanding, the non-residential construction market is expected to grow by 2.6% in 2018 and 2.5% to 2022 annually to meet the demand for commercial space.

●

Scope Restriction:  Evans & Evans did not conduct a site visit to the Company’s facility in Watkins, Minnesota.

4.0

Prior Valuations

4.01

The Company has represented to Evans & Evans that there have been no formal valuations or appraisals relating to the Company or any affiliate or any of their respective material assets or liabilities made in the preceding 24 months which are in the possession or control of the Company.

5.0

Conditions and Restrictions

5.01

The Opinion may not be relied upon by any party beyond the Board of IBT.  The Opinion may be submitted to the TSX-V and referenced and/or included in IBT’s public disclosure documents.  The Opinion may be relied upon in court relating to the Proposed Transaction.

5.02

The Opinion may not be issued to any U.S. stock exchange and/or regulatory authority.

5.03

The Opinion may not be issued and/or used to support any type of value with any other third parties, legal authorities, stock exchanges, or other regulatory authorities, including any domestic or international tax authorities.  Such use is done so without the consent of Evans & Evans and readers are advised of such restricted use as set out above.  Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter (other than relating to the approval of the Proposed Transaction).

5.04

Any use beyond that defined above in 5.01 to 5.03 is done so without the consent of Evans & Evans and readers are advised of such restricted use.

5.05

In preparing the Opinion, Evans & Evans has relied upon and assumed, without independent verification, the truthfulness, accuracy and completeness of the information and the financial data provided by IBT.  Evans & Evans has therefore relied upon all specific information as received and declines any responsibility should the results presented be affected by the lack of completeness or truthfulness of such information. Publicly available information deemed relevant for the purpose of the analyses contained in the Opinion has also been used.

The Opinion is based on: (i) our interpretation of the information which the Company, as well as its representatives and advisers, have supplied to-date; (ii) our understanding of the terms of the Proposed Transaction; and (iii) the assumption that the Proposed Transaction will be consummated in accordance with the expected terms.

5.06

The Opinion is necessarily based on economic, market and other conditions as of the date hereof, and the written and oral information made available to us until the date of the Opinion.  It is understood that subsequent developments may affect the conclusions of the Opinion, and that, in addition, Evans & Evans has no obligation to update, revise or reaffirm the Opinion.

5.07

Evans & Evans denies any responsibility, financial, legal or other, for any use and/or improper use of the Opinion however occasioned.

5.08

Evans & Evans is expressing no opinion as to the price at which any securities of IBT will trade on any stock exchange at any time.

5.09

No opinion is expressed by Evans & Evans as to whether any alternative transaction might have been more beneficial to the IBT Shareholders.

5.10

Evans & Evans reserves the right to review all information and calculations included or referred to in the Opinion and, if it considers it necessary, to revise part and/or its entire Opinion and conclusion in light of any information which becomes known to Evans & Evans during or after the date of this Opinion.

5.11

In preparing the Opinion, Evans & Evans has relied upon a letter from officers of IBT confirming to Evans & Evans in writing that the information and representations made to Evans & Evans in preparing the Opinion are accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Opinion.

5.12

Evans & Evans has based its Opinion upon a variety of factors. Accordingly, Evans & Evans believes that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by Evans & Evans, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.  Evans & Evans’ conclusions as to the fairness, from a financial point of view, to the IBT Shareholders, of the Proposed Transaction were based on its review of the Proposed Transaction, in the context of all of the matters described under “Scope of Review”, rather than on any particular element of the Proposed Transaction or the Proposed Transaction outside the context of the matters described under “Scope of Review”. The Opinion should be read in its entirety.

5.13

Evans & Evans and all of its Principal’s, Partner’s, staff or associates’ total liability for any errors, omissions or negligent acts, whether they are in contract or in tort or in breach of fiduciary duty or otherwise, arising from any professional services performed or not performed by Evans & Evans, its Principal, Partner, any of its directors, officers, shareholders or employees, shall be limited to the fees charged and paid for the Opinion. No claim shall be brought against any of the above parties, in contract or in tort, more than two years after the date of the Opinion.

6.0

Assumptions

6.01

In preparing the Opinion, Evans & Evans has made certain assumptions as outlined below.

6.02

With the approval of IBT and as provided for in the Engagement Letter, Evans & Evans has relied upon, and has assumed the completeness, accuracy and fair presentation of, all financial information, business plans, forecasts and other information, data, advice, opinions and representations obtained by it from public sources or provided by IBT or its affiliates or any of their respective officers, directors, consultants, advisors or representatives (collectively, the “Information”). The Opinion is conditional upon such completeness, accuracy and fair presentation of the Information. In accordance with the terms of the Engagement Letter, but subject to the exercise of its professional judgment, and except as expressly described herein, Evans & Evans has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information.

6.03

Senior officers of the Company have represented to Evans & Evans that, among other things: (i) the Information provided orally by, an officer or employee of the Company or in writing by the Company (including, in each case, affiliates and their respective directors, officers, consultants, advisors and representatives) to Evans & Evans relating to the Company, its affiliates or the Proposed Transaction, for the purposes of the Engagement Letter, including in particular preparing the Opinion was, at the date the Information was provided to Evans & Evans, fairly and reasonably presented and complete, true and correct in all material respects, and did not, and does not, contain any untrue statement of a material fact in respect of the Company, its affiliates or the Proposed Transaction and did not and does not omit to state a material fact in respect of the Company, its affiliates or the Proposed Transaction that is necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; (ii) with respect to portions of the Information that constitute financial forecasts, projections, estimates or budgets, they have been fairly and reasonably presented and reasonably prepared on basis reflecting the best currently available estimates and judgments of management of the Company or its associates and affiliates as to the matters covered thereby and such financial forecasts, projections, estimates and budgets reasonably represent the views of management of the financial prospects and forecasted performance of the Company; and (iii) since the dates on which the Information was provided to Evans & Evans, except as disclosed in writing to Evans & Evans, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company, or any of its affiliates and no material change has occurred in the Information or any part thereof which would have, or which would reasonably be expected to have, a material effect on the Opinion.

6.04

With respect to financial forecasts, projections, estimates or budgets provided to Evans & Evans and used in our analyses, the authors of the Opinion have noted that projecting future results of any entity is inherently subject to uncertainty. Evans & Evans has assumed, however, that such financial forecasts, projections, estimates and budgets were prepared using the assumptions identified therein, which in the reasonable belief of the Company are (or were at the time and continue to be) reasonable in the circumstances and were reasonably prepared on bases reflecting the best currently available estimates and judgment of the Company and are (or were at the time and continue to be) reasonable in the circumstances.

6.05

In preparing the Opinion, we have made several assumptions, including that all final or executed versions of documents will conform in all material respects to the drafts provided to us, all of the conditions required to implement the Proposed Transaction will be met, all consents, permissions, exemptions or orders of relevant third parties or regulating authorities will be obtained without adverse condition or qualification, the procedures being followed to implement the Proposed Transaction are valid and effective and that the disclosure provided or (if applicable) incorporated by reference in any Information Circular provided to shareholders with respect to IBT and the Proposed Transaction will be accurate in all material respects and will comply with the requirements of applicable law. Evans & Evans also made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Evans & Evans and any party involved in the Proposed Transaction. Although Evans & Evans believes that the assumptions used in preparing the Opinion are appropriate in the circumstances, some or all of these assumptions may nevertheless prove to be incorrect.

6.06

IBT and all of its related parties and principals had no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management in the Company’s financial statements that would affect the evaluation or comment.

6.07

An audit of the Company’s financial statements for the nine months ended March 31, 2017 would not result in any material changes to the management-prepared financial statements provided to the authors of the Opinion.

6.08

There was no material change in the financial position of the Company between the date of the most recent financial statements (March 31, 2017) and June 15, 2017 (the “Date of Review”) unless noted and outlined in the Opinion.

6.09

Management’s representation as to the number of common shares outstanding is accurate.

6.10

The Consideration will be paid in cash at the closing of the Proposed Transaction.

6.11

Evans & Evans reserves the right to review all information and calculations undertaken in connection with the preparation of the Opinion and, if it considers it necessary, to revise its views in the light of any information which becomes known to it during or after the date of this Opinion.

7.0

Fairness Considerations

7.01

In considering fairness, from a financial point of view, Evans & Evans considered the Proposed Transaction from the perspective of the IBT Shareholders as a whole and did not consider the specific circumstances of any particular shareholder, including with regard to income tax considerations.

7.02

In considering the fairness of the Proposed Transaction, from a financial point of view, Evans & Evans undertook the following:

a)

A review of the trading data for the Company’s common shares to the Date of Review on both the TSX-V and the OTCQB.  While Evans & Evans reviewed the trading data over a 12 month period, the data and analysis focused principally on the previous 180 trading days. In the view of Evans & Evans, changes in market conditions, the Company’s results and other economic factors make a detailed analysis beyond 180 days not as relevant to what shareholders are able to realize from their shareholdings as at the Date of Review.

The authors of the Opinion found that for the 180 trading days preceding June 15, 2017 the Company’s common shares closed at an average price in the range of C$0.36 to C$0.39 on the TSX-V, with a daily average trading volume of less than 21,000 shares.   In total over the 180 trading days preceding June 15,

2017, approximately 3.6 million (6.8%) of the issued and outstanding common shares of IBT were traded on the TSX-V.   Shares traded on 141 of the 180 trading days.

Trading volumes on the OTCQB for Barrier were similar to that of the TSX-V, with approximately 3.7 million shares traded over the 180 trading days preceding the Date of Review.  The average trading price on the OTCQB ranged from $0.27 to $0.29 per share and shares traded on 135 of 180 trading days.

Given the above, the authors of the Opinion deemed it necessary to examine the trading history of the Company to determine the actual ability of the holders of common shares to realize the implied value of their shares (i.e., sell).  In examining the trading volumes of the Company over 180 trading days preceding the Date of Review approximately 13.8% of Barriers shares traded.   Accordingly there is limited ability for large numbers of shareholders to convert their shares to cash.

b)

A review of the operations of IBT and its financial results.  In undertaking this review, Evans & Evans noted the following.

o

The Company is highly reliant on LP for the majority of its revenues.  For the nine months ended March 31, 2017, LP represented approximately 88% of revenues.  The majority of the remaining Barrier revenues are generated by Mulehide.

o

The Company’s revenues have been increasing over the past four years.  However, profitability has not seen a sustained increase as Barrier’s cost of sales has ranged from 80% to 88% of revenues.

o

IBT has approximately $700,000 in U.S. tax losses and $2.1 million of Canadian tax losses to offset future income.

o

Given the exclusive nature of the agreement with LP, there is limited ability of the Company to grow revenues in the U.S.  Further, for the past several years the Company has not focused on sales and marketing in North America and as such would need to rebuild its internal team and external distribution network should LP not meet the conditions of the agreements between the two parties.

o

Wages and management fees represent Barrier’s single largest operating expense. As these fees largely relate to the level of operations, there is limited ability for Barrier to increase net income by decreasing costs.  Wages and management fees have been relatively stable at 6% to 7% of revenues.

o

The latest agreement with LP, enables LP to produce its FlameBlock products at its own plant, paying Barrier a royalty per square foot.  While LP is required to purchase a fixed amount of product directly from Barrier, given the lower cost production at its own plant, it is likely any dramatic increases in LP production would come from its own plant.

o

The Company does not undertake significant marketing or sales activities and accordingly, these expenses are nominal.

o

IBT did have redundant cash on its balance sheet as of March 31, 2017.  Such cash was not required for day-to-day operations.

o

The Company does own the land and buildings which house the Watkins plant, but management does not believe the property has appreciated significantly in value beyond what is reflected on the balance sheet.

o

While Barrier has a significant investment in fixed assets at its Watkins plant, much of this equipment is specialized and would be more valuable in place and in use as opposed to being dismantled and sold in a liquidation.

o

Barrier is in a strong working capital position and has no debt.  There is the ability the Company could increase its debt.

c)

A review of the size and scope of the market opportunity for IBT as outlined in section 3.0 of the Opinion.  Evans & Evans found the outlook for the Company’s market to be positive, given the improvement in the overall economy.  However, OSB prices have been rising over the past three years, making it less competitive against substitutable products.  Continued increases in the price of OSB, would therefore effect not only the Company’s margins, but also the demand for the product.

d)

A review of the value implied for IBT based on any financings undertaken in the 24 months preceding the Opinion.  Barrier had not undertaken any financings in the 24 months preceding the Date of Review.

e)

A review of the value implied for the Company based on the application of a multiple to weighted average earnings before interest, taxes, depreciation and amortization (“EBITDA”) and cash flow.  The multiples were derived from guideline public companies in the Company’s industry.  Evans & Evans initially identified 12 companies in the building materials market whose shares trade on North American stock exchanges.  Thereafter, nine were considered the most comparable in terms of size, scope of operations, business model and revenues.

Evans & Evans found the multiple of enterprise value (“EV”) to trailing twelve months (“TTM”) EBITDA for the selected guideline companies was in the range of 5.5(x) to 13(x).  Many of the companies identified have significantly more liquidity than the Company and have significantly higher revenues, however the Company is trading at the top end of the peer group. The Proposed Transaction implies a multiple in excess of 23(x) IBT’s FY 2016 and annualized FY 2017 adjusted EBITDA.

Evans & Evans found the multiple of EV to TTM cash flow from operations for the selected guideline companies was in the range of 11(x) to 30(x).  The Company was trading in the range of 13(x) TTM cash flow as of the Date of Review, which was the low end of the range.  The Proposed Transaction implies a multiple in the range of 20(x) cash flow from operations.

8.0

Fairness Conclusions

8.01

Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion, as of the date hereof, that the terms of the Proposed Transaction are fair, from a financial point of view, to the shareholders of IBT giving consideration to both the quantitative factors outlined above and the qualitative factors outlined below.

8.02

In arriving at the conclusions outlined above, Evans & Evans considered:

a)

Based on the Consideration of $0.41 and 53,684,926 common shares outstanding implies a value of the Company of $22 million. The Proposed Transaction multiples of 23(x) TTM EBITDA and 20(x) TTM cash flow represents a premium to the multiple of 13.5(x) TTM EBITDA and 13.0(x) TTM cash flow the Company was receiving in the market based on trading price near the Date of Review.

b)

The Proposed Transaction EBITDA multiple as outlined above, is in excess of what the Company’s peers are currently realizing in the market.  As noted above, the peers are much larger, with more liquidity, making the implied multiple much more attractive.

c)

A comparison of the Consideration to the volume weighted closing price (“VWCP”) of the Company’s common shares over the 10, 30 and 90 days preceding the Date of Review. Given the limited trading volume of IBT, there is risk associated with shareholders realizing the value per share on the open market.  As can be seen from the table below, the Consideration does represent an approximate 30% premium to the VWCP of the Company over the past 90 days.

d)

A review of the number of days the closing price of the Company’s common shares on the TSX-V and the OTCQB exceeded the Consideration and the number of shares traded on those days.  As can be seen from the table below, the Company’s share price has not closed above $0.41 or C$0.557 per share in the 180 trading days preceding the Date of Review.

8.03

In assessing the fairness of the Proposed Transaction from a financial point of view to the IBT shareholders. Evans & Evans also considered other potential benefits that may be realized subsequent to the completion of the Proposed Transaction.  No further qualitative or quantitative factors were identified.

9.0

Qualifications & Certification

9.01

The Opinion preparation, and related fieldwork and due diligence investigations, were carried out by Jennifer Lucas and thereafter reviewed by Michael Evans.

Mr. Michael A. Evans, MBA, CFA, CBV, ASA, Principal, founded Evans & Evans, Inc. in 1988.  For the past 30 years, he has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period, he has been involved in the preparation of over 2,500 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes.  Formerly, he spent three years in the computer industry in Western Canada with Wang Canada Limited (1983-1986) where he worked in the areas of marketing and sales.

Mr. Michael A. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master’s degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designations of Chartered Financial Analyst (CFA), Chartered Business Valuator (CBV) and Accredited Senior Appraiser.  Mr. Evans is a member of the CFA Institute, the Canadian Institute of Chartered Business Valuators (“CICBV”) and the American Society of Appraisers (“ASA”).

Ms. Jennifer Lucas, MBA, CBV, ASA, Managing Partner, joined Evans & Evans in 1997.  Ms. Lucas possesses several years of relevant experience as an analyst in the public and private sector in British Columbia and Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst.  Ms. Lucas has also gained experience in the Personal Security and Telecommunications industries.  Since joining Evans & Evans Ms. Lucas has been involved in writing and reviewing over 1,500 valuation and due diligence reports for public and private transactions.

Ms. Lucas holds: a Bachelor of Commerce degree from the University of Saskatchewan (1993), a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas holds the professional designations of Chartered Business Valuator and Accredited Senior Appraiser. She is a member of the CICBV and the ASA.

9.02

The analyses, opinions, calculations and conclusions were developed, and this Opinion has been prepared in accordance with the standards set forth by the Canadian Institute of Chartered Business Valuators.

9.03

The authors of the Opinion have no present or prospective interest in IBT, LP, or any entity that is the subject of this Opinion, and we have no personal interest with respect to the parties involved.  Evans & Evans, as an independent financial advisor, was paid a fixed fee for the preparation of the Opinion that was not dependent on the conclusions expressed therein.

9.04

Neither Evans & Evans nor any of its affiliates is an insider, associate or affiliate (as those terms are defined in applicable securities legislation) of IBT, LP or their respective associates and affiliates. There are no understandings or agreements between Evans & Evans or its affiliates and any of the foregoing persons with respect to future financial advisory or financing services.

Yours very truly,

/s/ Evans & Evans, Inc.

EVANS & EVANS, INC.

SCHEDULE E

INTERIM ORDER

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

INTERNATIONAL BARRIER TECHNOLOGY INC.

PETITIONER

RE:  IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING INTERNATIONAL BARRIER TECHNOLOGY INC., LOUISIANA-PACIFIC CANADA LTD. AND LOUISIANA-PACIFIC CORPORATION PURSUANT TO SECTIONS 288 to 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

ORDER MADE AFTER APPLICATION

	))	TUESDAY, THE
BEFORE	) MASTER Taylor )	22ND DAY OF
	))	AUGUST, 2017

ON THE APPLICATION of the Petitioner, International Barrier Technology Inc.

☐

without notice, coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on Tuesday, the 22nd day of August, 2017 and on hearing counsel for the Petitioner, Christopher M. Dafoe;

THIS COURT ORDERS that:

The Meeting

1.

The Petitioner, International Barrier Technology Inc. (the “Petitioner” or “International Barrier”), be permitted to convene, hold and conduct a special meeting of the its shareholders (the “International Barrier Shareholders”) to be held at 10:00 a.m. (Pacific

Daylight Time) on Thursday, September 28, 2017 at Suite 1200, 750 West Pender Street, Vancouver, British Columbia (the “Special Meeting”) to consider and, if deemed advisable, pass with or without amendment, a special resolution (the “Arrangement Resolution”), authorizing, approving and agreeing to adopt a plan of arrangement (the “Plan of Arrangement”) among the Petitioner, the International Barrier Shareholders, Louisiana-Pacific Corporation and Louisiana-Pacific Canada Ltd., as described in the Plan of Arrangement attached as part of Exhibit “A” to the Affidavit No. 1 of Victor Yates made on August 17th, 2017 (the “Yates Affidavit No. 1”) and to transact such other business as may properly come before the Special Meeting.

2.

The Special Meeting shall be called, held and conducted in accordance with the provisions of the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended (the “BCBCA”), applicable securities legislation and the articles of the Petitioner, subject to the terms of this Order.

3.

The record date (the “Record Date”) for determination of the International Barrier Shareholders entitled to notice of, and to vote at, the Special Meeting shall be August 17, 2017. The Record Date will not change in respect of any adjournment of postponement of the Special Meeting.

4.

The following information (collectively, the “Meeting Materials”):

(a)

the Notice of the Special Meeting;

(b)

the information circular of International Barrier (the “Circular”) and the appendices to the Circular;

(c)

the letter of transmittal;

(d)

the Requisition for the Hearing of the Application for the Final Order approving the Arrangement; and

(e)

the form of proxy.

in substantially the same form annexed as Exhibit “B” to the Yates Affidavit No. 1, with such amendments and inclusions thereto as counsel for the Petitioner may advise are necessary or desirable, provided that such amendments and inclusions are not inconsistent with the terms of this Order, shall be mailed by prepaid ordinary mail or sent by facsimile or other electronic transmission:

(a)

to the registered International Barrier Shareholders at their registered addresses as they appeared on the books of the Petitioner at the close of business on the Record Date;

(b)

to the non-registered International Barrier Shareholders by providing copies of the Meeting Materials to intermediaries and registered nominees for sending to beneficial owners in accordance with National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators; and

(c)

to the directors and auditors of the Petitioner;

which mailing shall occur at least twenty-one (21) days prior to the date of the Special Meeting, excluding the date of mailing and excluding the date of the Special Meeting, and that service of the Meeting Materials as herein described, shall constitute good and sufficient service of such Notice of the Special Meeting and Notice of the Application for a Final Order, upon all who may wish to appear in these proceedings, and no other service need be made, and such service shall be effective on the fifth day after the said Meeting Materials are mailed or, if sent by facsimile or other electronic transmission, on the date of said transmission.

5.

Subject to other provisions in this Order, no material other than that contained in the Meeting Materials need be served on any persons in respect of these proceedings.

6.

Good and sufficient notice of the Special Meeting for all purposes will be given by the Petitioner by the sending of the Meeting Materials in accordance with paragraph 4 of this Order. The Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of section 290(1)(a) of the BCBCA, and the Petitioner shall not be required to send to the International Barrier Shareholders any other or additional statement pursuant to section 290(1)(a) of the BCBCA.

7.

Notice of any amendments, updates or supplement to any of the information provided in the Meeting Materials may be communicated to the International Barrier Shareholders by press release, news release, newspaper advertisement or by notice sent to the

International Barrier Shareholders by any of the means set forth in paragraph 4 herein, as determined to be the most appropriate method of communication by the Board of Directors of International Barrier.

8.

The accidental omission to give the Notice of the Special Meeting or Notice of the Application for a Final Order to, or the non-receipt of such notices by, one or more of the persons specified herein, shall not invalidate any resolution passed or proceedings taken at the Special Meeting.

Amendments to the Arrangement and the Plan of Arrangement

9.

Subject to the terms and conditions of the Plan of Arrangement, after the date of this Order and prior to the time of the Special Meeting, the Petitioner is authorized to make such amendments, revisions or supplements to the Plan of Arrangement as it may determine, without any additional notice to the International Barrier Shareholders, and the Plan of Arrangement as so amended, revised and supplemented shall be the Plan of Arrangement submitted to the Special Meeting, and the subject of the Arrangement Resolution.

10.

If any amendments, revisions or supplements to the Arrangement or Plan of Arrangement as referred to in paragraph 9 above, would, if disclosed, reasonably be expected to affect an International Barrier Shareholder’s decision to vote for or against the Arrangement Resolution, notice of such amendment, revision or supplement shall be distributed, subject to further order of this Court, by news release, newspaper advertisement, or by notice sent to International Barrier Shareholders by one of the methods specified in paragraph 4 of this Order.

Chair of the Special Meeting

11.

The chairperson of the Special Meeting (the “Chair”) shall be an officer or director of the Petitioner or such other person as may be appointed by the International Barrier Shareholders for that purpose.

12.

The Chair is at liberty to call on the assistance of legal counsel to the Petitioner at any time and from time to time, as the Chair may deem necessary or appropriate during the Special Meeting, and such legal counsel is entitled to attend the Special Meeting for this purpose.

13.

The Chair of the Special Meeting may, in Chair’s sole discretion, waive the deadline specified in the form of proxy for the deposit of proxies.

Adjournments and Postponements

14.

The Special Meeting may be adjourned or postponed for any reason upon the approval of the Chair, and if the Special Meeting is adjourned or postponed, it shall be reconvened or held at a place and time to be designated by the Chair. Notice of any such adjournments or postponements shall be given by such method and in the time that is reasonable in the circumstances, as the Petitioner may determine appropriate.

Quorum

15.

The quorum required at the Special Meeting shall be the quorum required by the articles of the Petitioner, which is one person who is an International Barrier Shareholder, or who is otherwise permitted to vote at a meeting of International Barrier Shareholders, present in person or by proxy.

Voting

16.

The vote of the International Barrier Shareholders required to adopt the Arrangement Resolution at the Special Meeting shall be the affirmative vote of not less than 66 2/3% of the votes cast by the International Barrier Shareholders on the Arrangement Resolution , voting together as a single class, present in person or by proxy at the Special Meeting.

17.

The Chair or Secretary of the Special Meeting shall, in due course, file with the Court Affidavit(s) verifying the actions taken and the decisions reached by the International Barrier Shareholders at the Special Meeting with respect to the Arrangement.

18.

The only persons entitled to notice of and to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof either in person or by proxy shall be the registered International Barrier Shareholders as at the close of business on the Record Date (and under applicable securities legislation and policies, the beneficial owners of the common shares of the Petitioner registered in the name of intermediaries), and the directors and auditors of the Petitioner who are entitled to notice of the Special Meeting, each of whom is entitled to one (1) vote per common share of the Petitioner registered in his/her/its name.

Dissent Rights

19.

Each registered International Barrier Shareholder shall have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of sections 237-247 of the BCBCA, as modified by the terms of this Order and the Plan of Arrangement.  A beneficial holder of common shares of the Petitioner registered in the name of a broker, custodian, trustee, nominee or other intermediary who wishes to dissent must make arrangements for the registered International Barrier Shareholder to dissent on behalf of the beneficial holder of common shares of the Petitioner or, alternatively, make arrangements to become a registered International Barrier Shareholder.

20.

Registered International Barrier Shareholders shall be the only shareholders of International Barrier entitled to exercise rights of dissent.

21.

In order for a registered International Barrier Shareholder to exercise rights of dissent, a written notice of objection to the Arrangement Resolution must be received by Morton Law LLP, counsel to International Barrier, at 1200 – 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, Attention: Edward L. Mayerhofer not later than 4:00 p.m. (Vancouver time) on September 26, 2017 or on the business day that is two business days before any date to which the Special Meeting may be postponed or adjourned.

22.

Notice to International Barrier Shareholders of their dissent rights with respect to the Arrangement Resolution and their right to receive, subject to the provisions of the BCBCA and the Arrangement, the fair value of their securities shall be given by including information with respect to this right in the Circular to be sent to International Barrier Shareholders in accordance with this Order.

23.

Subject to further order of this Court, the rights available to the International Barrier Shareholders under the BCBCA and the Plan of Arrangement to dissent from the Arrangement shall constitute full and sufficient dissent rights for the International Barrier Shareholders with respect to the Arrangement.

Application for Final Order

24.

Unless the directors of the Petitioner by resolution determine to abandon the Arrangement, the Application for the Final Order (the “Final Application”) be set down for hearing before the presiding Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, on Tuesday, October 3, 2017 at 9:45 a.m., or so soon thereafter as counsel may be heard, and that, upon approval by the International Barrier Shareholders at the Special Meeting of the Arrangement Resolution approving the Arrangement, all in the manner required by Section 289 of the BCBCA, the Petitioner be at liberty to proceed with the Final Application on that date.

25.

Any International Barrier Shareholder , director or auditor of the Petitioner or any other interested party with leave of the Court may appear at the Final Application provided that such person shall file a Response to the Petition filed herein, in the form prescribed by the Rules of Court of the Supreme Court of British Columbia, and deliver a copy of the filed Response, together with a copy of all material on which such person intends to rely at the Final Application, including an outline of such person’s proposed submissions, to Taylor Veinotte Sullivan, counsel to International Barrier, at 502 1168 Hamilton Street, Vancouver  British Columbia, V6B 2S2, Attention: Christopher Dafoe on or before 4:00 p.m. (Pacific Daylight Time) on Tuesday, September 26, 2017, or as the Court may otherwise direct.

26.

If the Final Application is adjourned, only those persons who have filed and delivered a Response in accordance with this Order need to be served and provided with notice of the adjourned date.

27.

The provisions of Rules 8-1 (apart from the requirement for an Application Record) and 16-1 be hereby dispensed with for the purposes of any further application to be made pursuant to this Petition.

Miscellaneous

28.

The Petitioner be at liberty to give notice of this application to persons outside the jurisdiction of this Honourable Court in the manner specified herein.

29.

The Petitioner, the International Barrier Shareholders , and the Petitioner’s directors and auditors shall, and hereby do, have liberty to apply for such further Orders as may be appropriate.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

SCHEDULE F

DISSENT RIGHTS UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

DIVISION 2 OF PART 8 OF THE BCBCA

Definitions and application

237  (1) In this Division:

"dissenter" means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

"notice shares" means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

"payout value" means,

a.

in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

b.

in the case of a dissent in respect of an arrangement approved by a court order made under Section 291(2)(c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

c.

in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

d.

in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

a.

the court orders otherwise, or

b.

in the case of a right of dissent authorized by a resolution referred to in Section 238(1)(g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238  (1) A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent as follows:

a.

under Section 260, in respect of a resolution to alter the articles

i

to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or

ii.

without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company's community purposes within the meaning of section 51.91;

b.

under Section 272, in respect of a resolution to adopt an amalgamation agreement;

c.

under Section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

d.

in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

e.

under Section 301(5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking;

f.

under Section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

g,

in respect of any other resolution, if dissent is authorized by the resolution;

h.

in respect of any court order that permits dissent.

(2) A shareholder wishing to dissent must

a.

prepare a separate notice of dissent under Section 242 for

i.

the shareholder, if the shareholder is dissenting on the shareholder's own behalf, and

ii.

each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is dissenting,

b.

identify in each notice of dissent, in accordance with Section 242(4), the person on whose behalf dissent is being exercised in that notice of dissent, and

c.

dissent with respect to all of the shares, registered in the shareholder's name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

a.

dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

b.

cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239  (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

a.

provide to the company a separate waiver for

i.

the shareholder, if the shareholder is providing a waiver on the shareholder's own behalf, and

ii.

each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is providing a waiver, and

b.

identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder's own behalf, the shareholder's right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

a.

the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

b.

any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240  (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

a.

a copy of the proposed resolution, and

b.

a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

a.

a copy of the proposed resolution, and

b.

a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors' resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

a.

a copy of the resolution,

b.

a statement advising of the right to send a notice of dissent, and

c.

if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241  If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

a.

a copy of the entered order, and

b.

a statement advising of the right to send a notice of dissent.

Notice of dissent

242  (1) A shareholder intending to dissent in respect of a resolution referred to in Section 238(1)(a), (b), (c), (d), (e) or (f) must,

a.

if the company has complied with Section 240(1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

b.

if the company has complied with Section 240(3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

c.

if the company has not complied with Section 240(1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

i.

the date on which the shareholder learns that the resolution was passed, and

ii.

the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in Section 238(1)(g) must send written notice of dissent to the company

a.

on or before the date specified by the resolution or in the statement referred to in Section 240(2)(b) or (3) (b) as the last date by which notice of dissent must be sent, or

b.

if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under Section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company

a.

within the number of days, specified by the court order, after the shareholder receives the records referred to in Section 241, or

b.

if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in Section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

a.

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

b.

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

i.

the names of the registered owners of those other shares,

ii.

the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

iii.

a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

c.

if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

i.

the name and address of the beneficial owner, and

ii.

a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder's name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this Section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243  (1) A company that receives a notice of dissent under Section 242 from a dissenter must,

a.

if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

i.

the date on which the company forms the intention to proceed, and

ii.

the date on which the notice of dissent was received, or

b.

if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1)(a) or (b) of this section must

a.

be dated not earlier than the date on which the notice is sent,

b.

state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

c.

advise the dissenter of the manner in which dissent is to be completed under Section 244.

Completion of dissent

244  (1) A dissenter who receives a notice under Section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

a.

a written statement that the dissenter requires the company to purchase all of the notice shares,

b.

the certificates, if any, representing the notice shares, and

c.

if Section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1)(c) must

a.

be signed by the beneficial owner on whose behalf dissent is being exercised, and

b.

set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

i.

the names of the registered owners of those other shares,

ii.

the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

iii.

that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

a.

the dissenter is deemed to have sold to the company the notice shares, and

b.

the company is deemed to have purchased those shares, and must comply with Section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than Section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than Section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245  (1) A company and a dissenter who has complied with Section 244(1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

a.

promptly pay that amount to the dissenter, or

b.

if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

a.

determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

b.

join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with Section 244(1), and

c.

make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

a.

pay to each dissenter who has complied with Section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter's notice shares, or

b.

if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

a.

the dissenter may, within 30 days after receipt, withdraw the dissenter's notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than Section 247, ceases to apply to the dissenter with respect to the notice shares, or

b.

if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

a.

the company is insolvent, or

b.

the payment would render the company insolvent.

Loss of right to dissent

246  The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than Section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under Section 245 in relation to those notice shares, any of the following events occur:

a.

the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

b.

the resolution in respect of which the notice of dissent was sent does not pass;

c.

the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

d.

the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

e.

the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

f.

a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

g.

with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

h.

the notice of dissent is withdrawn with the written consent of the company;

i.

the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247  If, under Section 244(4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

a.

the company must return to the dissenter each of the applicable share certificates, if any, sent under Section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

b.

the dissenter regains any ability lost under Section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

c.

the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

SCHEDULE G

REQUISITION FOR FINAL ORDER

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

INTERNATIONAL BARRIER TECHNOLOGY INC.

PETITIONER

RE:  IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING INTERNATIONAL BARRIER TECHNOLOGY INC., LOUISIANA-PACIFIC CANADA LTD. AND LOUISIANA-PACIFIC CORPORATION PURSUANT TO SECTIONS 288 to 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

REQUISITION – GENERAL

Filed by:	The Petitioner, International Barrier Technology Inc. (“International Barrier”)

Required:

To re-set the Hearing of the Petition to Tuesday, October 3, 2017 at 9:45 a.m. before the presiding Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, for a final order (the “Final Order”) approving an arrangement (the “Arrangement”) under section 291 of the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended, described in the Plan of Arrangement, which is attached as Schedule “A” to the draft form of the Final Order which is attached as Exhibit “A” to this Requisition.

Please take notice that by an Interim Order of the Supreme Court of British Columbia, pronounced Tuesday, August 22, 2017, the Court has given directions as to the calling of a special meeting of the shareholders of the Petitioner for the purpose of voting upon a special resolution to approve the Arrangement.

At the Hearing of the Application for the Final Order (the “Final Application”), any shareholder of the Petitioner, director or auditor of the Petitioner, or any other interested party with leave of the Court, desiring to support or oppose the Final Application may, after filing a Response and related materials as outlined in the Interim Order and further herein, appear for that purpose, either in person or by counsel.  If you do not attend, either in person or by counsel, at that time, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, without any further notice to you.

If you wish to appear at the Final Application or wish to be notified of any further proceedings, YOU MUST GIVE NOTICE of your intention by filing a Response to Petition with the Court at the Court Registry at 800 Smithe Street, Vancouver, British Columbia, and YOU MUST ALSO DELIVER a copy of the filed Response, together with a copy of all material on which you intend to rely at the Final Application, if any, to counsel for the Petitioner at their address for delivery set out below by 4:00 p.m. (Pacific Daylight Time) on Tuesday, September 26, 2017 or at a later date with leave of the Court.

The Petitioner’s address for delivery is:

Taylor Veinotte Sullivan, Barristers

Suite 502 – 1168 Hamilton Street

Vancouver, BC   V6B 2S2

Telephone: (604) 687-7007

Attention:  Christopher M. Dafoe

You or your counsel may file the Response. You may obtain a form of Response at the Court Registry.

If you do not file a Response and attend either in person or by counsel at the time of such Final Application, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. Any person desiring further information about the steps that must be taken prior to making submissions may contact counsel for the Petitioner at the address set out above.

A copy of the Petition and other documents in the proceedings will be furnished to any shareholder of the Petitioner or other interested party requesting the same by counsel for the Petitioner.

This Requisition is supported by the following:

1.

Petition dated August 17, 2017 and filed herein;

2.

Affidavit #1 of Victor Yates, made August 17, 2017; and

3.

Interim Order of Master _______________, pronounced August 22, 2017.

This REQUISITION was prepared by the law firm of Taylor Veinotte Sullivan, Barristers (Attention:  Christopher M. Dafoe), Suite 502 – 1168 Hamilton Street, Vancouver, British Columbia, V6B 2S2, Telephone:  (604) 687-7007.

EXHIBIT “A” – DRAFT FINAL ORDER

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

INTERNATIONAL BARRIER TECHNOLOGY INC.

PETITIONER

RE:  IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING INTERNATIONAL BARRIER TECHNOLOGY INC., LOUISIANA-PACIFIC CANADA LTD. AND LOUISIANA-PACIFIC CORPORATION PURSUANT TO SECTIONS 288 to 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

ORDER MADE AFTER APPLICATION

	))	TUESDAY, THE
BEFORE	) THE HONOURABLE )	3RD DAY OF
	))	OCTOBER, 2017

ON THE APPLICATION of the Petitioner, International Barrier Technology Inc.. (“International Barrier” or the “Petitioner”)

☐

coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on Tuesday, October 3, 2017, and on hearing counsel for the Petitioner, Christopher M. Dafoe;

AND UPON all of the terms of the Interim Order in this proceeding pronounced on Tuesday, August 22, 2017 having been complied with and the requisite approval of the holders of common shares of International Barrier (the “International Barrier Shareholders”) having been obtained at the special meeting of the International Barrier Shareholders called and held in accordance with the Interim Order;

AND UPON IT APPEARING that the terms and conditions of the arrangement (the “Arrangement”) as described in the plan of arrangement (the “Plan of Arrangement”), which is attached hereto as Schedule “A”, may properly be approved by this Honourable Court;

THIS COURT DECLARES:

1.

that pursuant to the provisions of Section 291(4)(c) of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”), the Arrangement as provided for in the Plan of Arrangement, including the terms and conditions of the exchange of securities to be effected by the Arrangement, are procedurally and substantively fair and reasonable  to all persons entitled to receive consideration in the exchange; and

THIS COURT ORDERS:

1.

that the Arrangement be and is hereby approved, and shall be implemented in the manner set forth in the Plan of Arrangement and be binding on the Petitioner and the International Barrier Shareholders in accordance with the terms of the Plan of Arrangement; and

2.

that the Petitioner shall, and hereby does, have liberty to apply for such further Order or Orders as may be appropriate.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Christopher M. Dafoe ☐ Petitioner ☐ lawyer for Petitioner
By the Court
Registrar

SCHEDULE “A” – PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT

UNDER SECTION 288 OF THE

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
INTERPRETATION

1.1

Definitions

In this Plan of Arrangement, unless the context otherwise requires, the following words and terms shall have the meaning hereinafter set out:

"Acquiror" means Louisiana-Pacific Canada Ltd., a corporation existing under the laws of the Province of British Columbia;

"Acquiror Parent" means Louisiana-Pacific Corporation, a corporation existing under the laws of the State of Delaware;

"Arrangement" means an arrangement under section 288 of the BCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the Arrangement Agreement or the Plan of Arrangement or at the direction of the Court in the Final Order;

"Arrangement Agreement" means the arrangement agreement dated July 31, 2017 to which this Plan of Arrangement is attached as Schedule A, as the same may be amended, varied or supplemented from time to time;

"Arrangement Resolution" means the special resolution of the Shareholders approving the Arrangement to be considered at the Special Meeting, substantially in the form of Schedule B to the Arrangement Agreement;

"BCA" means the Business Corporations Act (British Columbia);

"Business Day" means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Watkins, Minnesota, Nashville, Tennessee or Vancouver, British Columbia;

"Common Shares" means common shares in the capital of the Company;

"Company" means International Barrier Technology Inc., a corporation existing under the laws of the Province of British Columbia;

"Consideration" means $0.41 in cash per Common Share, without interest;

"Court" means the Supreme Court of British Columbia;

"Depositary" means any trust company, bank or financial institution agreed to in writing between the Acquiror and the Company for the purpose of, among other things, receiving Letters of Transmittal;

"Dissent Rights" has the meaning ascribed thereto in Section 3.1(a) hereof;

"Dissent Shares" means Common Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;

"Dissenting Shareholder" means a registered Shareholder who has duly exercised a Dissent Right and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of Common Shares in respect of which Dissent Rights are validly exercised by such Shareholder;

"Effective Date" means the date upon which the Acquiror and the Company agree in writing as the date upon which the Arrangement becomes effective or, in the absence of such agreement, five Business Days following the satisfaction or waiver of all conditions to completion of the Arrangement set out in sections 7.1, 7.2 and 7.3 of the Arrangement Agreement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable party for whose benefit such conditions exist);

"Effective Time" shall be 12:01am (Vancouver time) on the Effective Date or such other time as agreed to by the Acquiror and the Company in writing;

"Final Order" means the final order of the Court pursuant to section 291 of the BCA approving the Arrangement, as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

"Governmental Entity" means any applicable: (a) multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, minister, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign; (b) subdivision, agent, commission, commissioner, board or authority of any of the foregoing; (c) quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) stock exchange;

"Interim Order" means the interim order of the Court made in connection with the Arrangement and providing for, among other things, the calling and holding of the Special Meeting, as the same may be amended, supplemented or varied by the Court;

"Law" or "Laws" means all laws (including common law), by laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements having the force of law, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity, and the term "applicable" with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are applicable to such Person or its business, undertaking, assets, property or securities and emanate from a Person having jurisdiction over such Person or its or their business, undertaking, assets, property or securities;

"Letter of Transmittal" means the letter of transmittal to be delivered by the Company to the Shareholders for use in connection with the Arrangement;

"Liens" means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims, other third Person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

"Person" includes an individual, partnership, association, company, corporation, body corporate, limited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;

"Plan of Arrangement" means this plan of arrangement and any amendments or variations hereto made in accordance with section 9.1 of the Arrangement Agreement and this plan of arrangement;

"Shareholders" means the holders of Common Shares;

"Special Meeting" means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider, among other things, the Arrangement Resolution; and

"Tax Act" means the Income Tax Act (Canada).

1.2

Interpretation Not Affected by Headings

The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless the contrary intention appears, references in this Plan of Arrangement to an Article, Section or Schedule by number or letter or both refer to the Article, Section or Schedule, respectively, bearing that designation in this Plan of Arrangement.

1.3

Date for any Action

If the date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

1.4

Number and Gender

In this Plan of Arrangement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.

1.5

References to Persons and Statutes

A reference to a Person includes any successor to that Person. A reference to any statute includes all regulations made pursuant to such statute and the provisions of any statute or regulation which amends, supplements or supersedes any such statute or regulation.

1.6

Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of the United States and "$" refers to United States dollars.

1.7

Statutes

Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

ARTICLE 2
THE ARRANGEMENT

2.1

Arrangement Agreement

This Plan of Arrangement is made pursuant to and subject to the provisions of the Arrangement Agreement.

2.2

Binding Effect

At the Effective Time, the Arrangement shall without any further authorization, act or formality on the part of the Court become effective and be binding upon the Acquiror, the Acquiror Parent, the Company and the Shareholders, including Dissenting Shareholders.

2.3

Arrangement

Commencing at the Effective Time, the following shall occur and shall be deemed to occur consecutively in the following order, except where noted, without any further authorization, act or formality:

(a)

each Dissent Share shall, without any further act or formality, be deemed to have been transferred and assigned by such Dissenting Shareholder to the Acquiror (free and clear of all Liens) in consideration for the right to be paid the fair value of such Dissent Shares in accordance with Article 3;

(b)

immediately following the preceding step, each Common Share outstanding immediately prior to the Effective Time (other than any Dissent Share) shall, without any further act or formality by or on behalf of a holder of Common Shares, be deemed to have been transferred and assigned to the Acquiror (free and clear of any Liens) in exchange for the Consideration; and

(c)

concurrently with the preceding step, with respect to each Common Share transferred and assigned in accordance with Section 2.3(a) or Section 2.3(b):

(i)

the registered holder thereof shall cease to be the registered holder of such Common Share and the name of such registered holder shall be removed from the register of Shareholders as of the Effective Time;

(ii)

the registered holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Common Share; and

(iii)

the Acquiror will be the holder of all of the outstanding Common Shares and the central securities register of the Company shall be revised accordingly.

The exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain procedures related thereto may not be completed until after the Effective Date.

ARTICLE 3
DISSENT RIGHTS

3.1

Dissent Rights

(a)

Each registered Shareholder may exercise rights of dissent ("Dissent Rights") with respect to Common Shares held by such Shareholder pursuant to Sections 237 to 247 of the BCA, as modified by the Interim Order and this Section 3.1(a); provided that, notwithstanding subsection 242(a) of the BCA, the written objection to the Arrangement Resolution referred to in subsection 242(a) of the BCA must be received by the Company not later than 4:00 p.m. (Vancouver time) two Business Days immediately preceding the date of the Special Meeting (as it may be adjourned or postponed from time to time). Dissenting Shareholders who:

(i)

are ultimately entitled to be paid by the Acquiror fair value for their Dissent Shares shall be deemed to have transferred such Dissent Shares (free and clear of all Liens) to the Acquiror in accordance with Section 2.3(a); and

(ii)

are ultimately not entitled, for any reason, to be paid by the Acquiror fair value for their Dissent Shares, shall be deemed to have participated in the Arrangement in respect of those Common Shares on the same basis as a non-dissenting Shareholder and shall be deemed to have transferred such Common Shares to the Company in exchange for the Consideration per Common Share in accordance with Section 2.3(b).

(b)

In no event shall the Acquiror, the Acquiror Parent or the Company or any other person be required to recognize a Dissenting Shareholder as a registered or beneficial owner of Common Shares or any interest therein (other than the rights set out in this Section 3.1) at or after the Effective Time, and at the Effective Time the names of such Dissenting Shareholders shall be deleted from the central securities register of the Company as at the Effective Time.

(c)

For greater certainty, in addition to any other restrictions in the Interim Order, no person shall be entitled to exercise Dissent Rights with respect to Common Shares in respect of which a person has voted or has instructed a proxyholder to vote in favour of the Arrangement Resolution.

ARTICLE 4
CERTIFICATES AND PAYMENTS

4.1

Payment of Consideration

(a)

Following receipt of the Final Order and no later than two (2) Business Days prior to the Effective Time, the Acquiror shall deposit, or arrange to be deposited, for the benefit of holders of Common Shares, cash with the Depositary in the aggregate amount equal to the payments in respect thereof required by this Plan of Arrangement.

(b)

Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(b), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Shareholder represented by such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, the Consideration which such Shareholder has the right to receive under the Arrangement for such Common Shares, less any amounts withheld pursuant to Section 4.3, and any certificate so surrendered shall forthwith be cancelled.

(c)

Until surrendered as contemplated by this Section 4.1, each certificate that immediately prior to the Effective Time represented Common Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration to which the holder is entitled to receive in lieu of such certificate as contemplated in this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate formerly representing Common Shares not duly surrendered on or before the fifth anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Common Shares of any kind or nature against or in the Company or the Acquiror. On such date, all Consideration to which such former holder was entitled shall be deemed to have been surrendered and forfeited to the Acquiror.

(d)

Any payment made by way of cheque by the Depositary pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the fifth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the fifth anniversary of the Effective Time shall cease to represent a right or claim of any kind or nature and the right of any Shareholder to receive the Consideration for Common Shares pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Acquiror or the Company, as applicable.

4.2

Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3(b) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration deliverable in accordance with such holder's Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a bond satisfactory to the Acquiror and the Depositary (acting reasonably) in such sum as the Acquiror may direct, or otherwise indemnify the Acquiror and the Company in a manner satisfactory the Acquiror and the Company, acting reasonably, against any claim that may be made against the Acquiror and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3

Withholding Rights

The Acquiror, the Company or the Depositary shall be entitled to deduct and withhold from any amount payable to any Person under the Plan of Arrangement, such amounts as the Acquiror, the Company or the Depositary determines, acting reasonably, are required or permitted to be deducted and withheld with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any other Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such withholding was made, provided that such amounts are actually remitted to the appropriate taxing authority.

4.4

No Liens

Any exchange or transfer of Common Shares pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

ARTICLE 5
AMENDMENTS

5.1

Amendments

(a)

The Acquiror and the Company reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be contained in a written document which is filed with the Court and, if made following the Special Meeting, then: (i) approved by the Court, and (ii) if the Court directs, approved by the Shareholders and communicated to the Shareholders if and as required by the Court, and in either case in the manner required by the Court.

(b)

Subject to the provisions of the Interim Order, any amendment, modification or supplement to this Plan of Arrangement, if agreed to by the Company and the Acquiror, may be proposed by the Company and the Acquiror at any time prior to or at the Special Meeting, with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Special Meeting shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Special Meeting will be effective only if it is consented to by each of the Company and the Acquiror and, if required by the Court, by some or all of the Shareholders voting in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made by the Company and the Acquiror without the approval of or communication to the Court or the Shareholders, provided that it concerns a matter which, in the reasonable opinion of the Company and the Acquiror is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Shareholders.

(e)

Notwithstanding the foregoing provisions of this Article 5, no amendment, modification or supplement of this Plan of Arrangement may be made prior to the Effective Time except in accordance with the terms of the Arrangement Agreement.

ARTICLE 6
FURTHER ASSURANCES

6.1

Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order further to document or evidence any of the transactions or events set out in this Plan of Arrangement.

FORM OF PROXY

INTERNATIONAL BARRIER TECHNOLOGY INC

Computershare

Security Class

Holder Account Number

Fold

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. **If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 AM, Pacific Time on September 26, 2017.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of International Barrier Technology Inc. hereby **appoint:** Michael Huddy, President and Chief Executive Officer of the Company, or failing him, Victor Yates, a Director of the Company, or failing him, Edward Mayerhofer, solicitor for the Company,

OR

Print the name of **the person** you are **appointing if this person is someone other than one of the persons** named **herein.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of International Barrier Technology Inc. to be held at #1200 – 750 West Pender Street, Vancouver, British Columbia, on September 28, 2017 at 10:00 AM, Pacific Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against
1. Approval of Plan of Arrangement To approve the plan of arrangement between the Company, Louisiana-Pacific Corporation, and Louisiana-Pacific Canada Ltd., as more particularly set forth in the accompanying Proxy Statement and Management Information Circular.	☐	☐

	For	Against
2. Proxyholder Authority To grant the proxyholder authority to vote at his/her discretion on any amendment or variation to the previous resolutions or any other matter that may be properly brought before the said Meeting or any adjournment thereof.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

D X U Q 2 5 7 4 5 3 A R 0

FORM OF VOTING INSTRUCTION FORM

S62342-
1 OF 1

VOTING INSTRUCTION FORM

INTERNATIONAL BARRIER TECHNOLOGY INC.

MEETING TYPE: SPECIAL MEETING
MEETING DATE: THURSDAY, SEPTEMBER 28, 2017 AT 10:00 A.M. PDT
RECORD DATE: FOR HOLDERS AS OF AUGUST 17, 2017
PROXY DEPOSIT DATE: SEPTEMBER 26, 2017 CUID:
ACCOUNT NO: CUSIP: 458968104

CONTROL NO.: →

STEP 2 **APPOINT A PROXY (OPTIONAL)**

APPOINTEE(S): MICHAEL HUDDY, VICTOR YATES, EDWARD MAYERHOFER

IF YOU WISH TO ATTEND THE MEETING OR DESIGNATE ANOTHER PERSON TO ATTEND, VOTE AND ACT ON YOUR BEHALF AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, OTHER THAN THE PERSON(S) SPECIFIED ABOVE, PRINT YOUR NAME OR THE NAME OF THE OTHER PERSON ATTENDING THE MEETING IN THE SPACE PROVIDED HEREIN. UNLESS YOU INSTRUCT OTHERWISE, THE PERSON WHOSE NAME IS WRITTEN IN THIS SPACE WILL HAVE FULL AUTHORITY TO ATTEND, VOTE AND OTHERWISE ACT IN RESPECT OF ALL MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, EVEN IF THESE MATTERS ARE NOT SET OUT IN THE FORM OR THE CIRCULAR.

PLEASE PRINT APPOINTEE NAME ABOVE

STEP 3 **COMPLETE YOUR VOTING DIRECTIONS**

ITEM(S): *VOTING RECOMMENDATIONS ARE INDICATED BY* **BOLD TEXT** *OVER THE BOXES* (FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

1 TO APPROVE THE PLAN OF ARRANGEMENT BETWEEN THE COMPANY, LOUISIANA-PACIFIC CORPORATION, AND LOUISIANA-PACIFIC CANADA LTD., AS MORE PARTICULARLY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR.

RECOMMENDATION: FOR
FOR ☐ AGAINST ☐

2 TO GRANT THE PROXYHOLDER AUTHORITY TO VOTE AT HIS/HER DISCRETION ON ANY AMENDMENT OR VARIATION TO THE PREVIOUS RESOLUTIONS OR ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE SAID MEETING OR ANY ADJOURNMENT THEREOF.

RECOMMENDATION: FOR
FOR ☐ AGAINST ☐

STEP 4 **THIS DOCUMENT MUST BE SIGNED AND DATED**

* ISSUER CONFIRMATION COPY - INFO ONLY *

SIGNATURE(S) *INVALID IF NOT SIGNED* M M D D Y Y

Broadridge

2601 14TH AVENUE
MARKHAM, ON L3R 0H9

VOTING INSTRUCTION FORM
SPECIAL MEETING

INTERNATIONAL BARRIER TECHNOLOGY INC.

WHEN:
THURSDAY, SEPTEMBER 28, 2017 AT 10:00 A.M. PDT

INTERNATIONAL BARRIER TECHNOLOGY
INC.
510 4TH ST N, PO BOX 379
WATKINS, MN 55389
USA

STEP 1 REVIEW YOUR VOTING OPTIONS

ONLINE: VOTE AT **PROXYVOTE.COM** USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW.

SCAN TO VIEW MATERIAL AND VOTE NOW →

BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: **1-800-474-7493** OR **FRENCH: 1-800-474-7501**

BY MAIL: THIS VOTING INSTRUCTION FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED.

REMINDER: PLEASE REVIEW THE MANAGEMENT PROXY CIRCULAR BEFORE VOTING.

V3201609

WE NEED TO RECEIVE YOUR VOTING INSTRUCTIONS AT LEAST ONE BUSINESS DAY BEFORE THE PROXY DEPOSIT DATE.

CONTROL NO.:→

PROXY DEPOSIT DATE: SEPTEMBER 26, 2017

The control number has been assigned to you to identify your shares for voting.

You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares.

Dear Client:

A meeting is being held for securityholders of the above noted issuer.

1. You are receiving this Voting Instruction Form and the enclosed meeting materials at the direction of the issuer as a beneficial owner of securities. You are a beneficial owner because we, as your intermediary, hold the securities in an account for you and the securities are not registered in your name.
2. Votes are being solicited by or on behalf of the management of the issuer.
3. Even if you have declined to receive materials, a reporting issuer is entitled to deliver these materials to you and if requested to do so, it is our responsibility to forward them. These materials are being sent at no cost to you, in the language you requested, if available.
4. **Unless you attend the meeting and vote in person, your securities can only be voted through us as registered holder or proxy holder of the registered holder in accordance with your instructions. We cannot vote for you if we do not receive your voting instructions. Please complete and return (or provide by one of the alternative available methods) the information requested on this form to provide your voting instructions to us promptly. We will submit a proxy vote on your behalf according to the voting instructions you provide, unless you elect to attend the meeting and vote in person.**
5. When you give us your voting instructions, you acknowledge that:
   - You are the beneficial owner or are authorized to provide these voting instructions; and
   - You have read the material and the voting instructions on this form.
6. You may not present this voting instruction form at the meeting in order to vote.
7. To attend the meeting and vote your shares in person:
   - Write your name or the name of your designate to act on your behalf on the "Appointee" line on the other side of this form, sign and date the form, and return it by mail, or
   - Go to ProxyVote.com (if available) and insert the name in the "Change Appointee(s)" section on the voting site.

   You, or your designate, as the named "Appointee", must attend the meeting for your vote to be counted. When you or your designate arrive at the meeting, please register with the scrutineer or proxy tabulator.
8. Unless prohibited by law or you instruct otherwise, the Appointee(s) or the person whose name is written in the space provided will have full authority to attend and otherwise act at, and present matters to the meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require assistance, please contact the person who services your account.
9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.
10. **If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct.**
11. **In the absence of any specific instructions as to voting being provided by you on this form, the item(s) will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee.**
12. This voting instruction form should be read in conjunction with the accompanying management proxy circular.
13. **To ensure that your instructions are received in sufficient time to be processed, please ensure that the Voting Instruction Form is received by us or voted online <u>at least one business day before the proxy deposit date noted above or the proxy deadline specified in the management proxy circular</u>. Voting instructions received on the proxy deposit date or later may not be able to be included in the final tabulation.**

This Voting Instruction Form confers discretionary authority to vote on such other business as may properly come before the meeting or any adjournment thereof.

If you have any questions or require help, please contact the person who services your account.

<u>Disclosure of Information – Electing to Receive Financial Statements or Requesting Meeting Materials</u>

By electing to receive the financial statements or requesting meeting materials, your name and address may be provided to the reporting issuer (or its agent) for mailing purposes.

PLEASE SEE OVER

The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

LETTER OF TRANSMITTAL

FOR REGISTERED HOLDERS

OF

COMMON SHARES

OF

INTERNATIONAL BARRIER TECHNOLOGY INC.

TO:               INTERNATIONAL BARRIER TECHNOLOGY INC.

AND TO:

LOUISIANA-PACIFIC CANADA LTD.

AND TO:     COMPUTERSHARE INVESTOR SERVICES INC. at its offices set out herein.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany certificates/Direct Registration Statements (“DRS Advices”) for common shares (the “Shares”) of International Barrier Technology Inc. (“International Barrier”) deposited in connection with the proposed arrangement (the “Arrangement”) involving International Barrier, Louisiana-Pacific Corporation, and Louisiana-Pacific Canada Ltd. (the “Acquiror”), that is being submitted for approval at the special meeting of shareholders of International Barrier to be held on September 28, 2017 (the “Meeting”) as described in a proxy statement and management information circular dated August 28, 2017 (the “Circular”). Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular. Copies of the Circular are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com under the filings made by International Barrier.

Under the Arrangement, holders of Shares (the “Shareholders”) will receive US$0.41 for each Share (the “Arrangement Consideration”) of International Barrier held. In order for Shareholders to receive the Arrangement Consideration for their Shares, Shareholders are required to deposit the certificate(s)/DRS Advice representing the Shares held by them, along with a validly completed and duly executed Letter of Transmittal, with the Depositary. This Letter of Transmittal, validly completed and duly signed, together with all other required documents, must accompany all certificate(s)/DRS Advices for Shares deposited for payment pursuant to the Arrangement. Any Letter of Transmittal, once deposited with the Depositary, will be irrevocable and may not be withdrawn by a Shareholder, unless the Arrangement is not completed and the Arrangement Agreement is terminated in accordance with its terms.

This Letter of Transmittal is for use by registered Shareholders (“Registered Shareholders”) only and is not to be used by beneficial holders of Shares who are not Registered Shareholders (the "Non-Registered Shareholders"). A Non-Registered Shareholder does not have Shares registered in his, her or its name; rather, such Shares are held by an intermediary or clearing agency such as CDS & Co. or Cede & Co. If you are a Non-Registered Shareholder, you should contact your intermediary for instructions and assistance in delivering the certificates/DRS Advice representing your Shares and receiving the Arrangement Consideration.

It is important that Registered Shareholders properly complete, sign, date and return this Letter of Transmittal on a timely basis in accordance with the instructions contained herein. It is recommended that Registered Shareholders return this Letter of Transmittal, together with all other required documents and the accompanying Share certificate(s)/DRS Advice representing their Shares, to Computer Investor Services Inc. (the “Depositary”) at the address set forth on the back page of this Letter of Transmittal as soon as possible.

You must sign this Letter of Transmittal in the appropriate space provided below, and complete the attached Internal Revenue Service (“IRS”) Form W-9 if you are a U.S. person, as defined below (see the instructions on the attached

Form W-9).

In connection with the Arrangement being considered for approval at the Meeting, the undersigned delivers to you the enclosed certificate(s)/DRS Advice for Shares. The following are the details of the enclosed certificate(s)/DRS Advice:

Certificate Number(s)* (if available)	Name in Which Registered	Number of Shares Deposited

*Does not need to be completed if the Shares are represented by a DRS Advice.

LOST CERTIFICATES: If your certificates have been lost, misplaced, or destroyed, you can replace them by completing the Box D below, or by following the directions under Instruction 6.

The undersigned transmits herewith the certificate(s)/DRS Advice described above for cancellation upon the Arrangement becoming effective. The undersigned acknowledges receipt of the Circular and represents and warrants that the undersigned has good and sufficient authority to deposit, sell and transfer the Shares represented by the enclosed certificate(s)/DRS Advice (the “Deposited Shares”) and at the Effective Time, the Acquiror will acquire good title to the Deposited Shares (as the same are modified pursuant to the Plan of Arrangement) free from all liens, charges, encumbrances, claims and equities.

IN CONNECTION WITH THE ARRANGEMENT AND FOR VALUE RECEIVED at the Effective Time all of the right, title and interest of the undersigned in and to the Deposited Shares and in and to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests (collectively, “distributions”) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them as and from the effective date of the Arrangement, as well as the right of the undersigned to receive any and all distributions shall have been assigned to the Acquiror. If, notwithstanding such assignment, any distributions are received by or made payable to or to the order of the undersigned, then (i) in the case of any such cash distribution that does not exceed the cash purchase price per Share, the consideration payable per Share pursuant to the Arrangement will be reduced by the amount of any such dividend or distribution received in respect of that Share, and (ii) in the case of any such cash distribution in an amount that exceeds the cash purchase price per Share in respect of which the distribution is made, or in the case of any other distribution, the undersigned shall promptly pay or deliver the whole of any such distribution to the Depositary for the account of the Acquiror, together with appropriate documentation of transfer.

The undersigned irrevocably constitutes and appoints the Depositary, and any other person designated by the Acquiror in writing, the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Deposited Shares purchased in connection with the Arrangement with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable) to, in the name of and on behalf of the undersigned, (a) register or record the transfer of such Deposited Shares consisting of securities on the registers of International Barrier; and (b) execute and negotiate any cheques or other instruments representing any such distribution payable to or to the order of the undersigned.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares or any distributions other than as set out in this Letter of Transmittal and in any proxy granted for use at the Meeting. Other than in connection with the Meeting, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares or any distributions by or on behalf of the undersigned, unless the Deposited Shares are not taken up and paid for in connection with the Arrangement.

The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares and distributions effectively to the Acquiror.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Acquiror and the Depositary, upon the Arrangement becoming effective, to mail the cheques by first class mail, postage prepaid, or to hold such cheques for pick-up, in accordance with the instructions given below. Should the Arrangement not proceed for any reason, the deposited certificates/DRS Advice and other relevant documents shall be returned in accordance with the instructions in the preceding sentence.

BOX A

ENTITLEMENT DELIVERY

All cash entitlement payments will be issued and mailed to your existing registration unless otherwise stated.  If you would like your cash issued to a different name or address, please complete BOX B and refer to INSTRUCTION 2 & 3

❑  MAIL CHEQUE TO ADDRESS ON RECORD (DEFAULT)

❑  MAIL CHEQUE TO A DIFFERENT ADDRESS (MUST COMPLETE BOX B)

❑  HOLD CHEQUE FOR PICKUP AT COMPUTERSHARE OFFICE (CHECK LOCATION)

¡TORONTO     ¡ VANCOUVER

SEE INSTRUCTION SECTION 9 FOR OFFICE ADDRESSES

BOX B

ISSUE PAYMENT IN THE NAME OF*:

❑CHECK BOX IF SAME AS EXISTING REGISTRATION (DEFAULT)

(NAME)

(STREET NUMBER & NAME)

(CITY AND PROVINCE/STATE)

(COUNTRY AND POSTAL/ZIP CODE)

(TELEPHONE NUMBER (BUISNESS HOURS)

(SOCIAL INSURANCE/SECURITY NUMBER)

* IF THIS NAME OR ADDRESS IS DIFFERENT FROM YOUR REGISTRATION, PLEASE PROVIDE SUPPORTING TRASFER REQUIREMENTS (SEE INSTRUCTION SECTION 2 & 3)

BOX C

RESIDENCY DELCARATION

ALL INTERNATIONAL BARRIER SHAREHOLDERS ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.

The undersigned represents that:

❑   The beneficial owner of the International Barrier Shares deposited herewith is a U.S. Shareholder.

❑   The beneficial owner of the International Barrier Shares deposited herewith is not a U.S. Shareholder.

A “U.S. Shareholder” is any International Barrier Shareholder who is either (i) providing an address in Box “A” that is located within the United States or any territory or possession thereof, or (ii) a “U.S. person” for the United States federal income tax purposes as defined in Instruction 7 below. If you are a U.S person or acting on behalf of a U.S. person, then in order to avoid backup withholding of U.S federal income tax you must provide a complete IRS Form W-9 (enclosed) below or otherwise provide certification that the U.S. person is exempt from backup withholding, as provided in the instructions (see Part VIII). If you are not a U.S. Shareholder as defined in (ii) above, but you provide an address that is located within the United States, you must complete an appropriate Form W-8.

BOX D

LOST CERTIFICATES

If your lost certificate(s) forms part of an estate or trust, or are valued at more than CAD $200,000.00 (or approximately US$155,000.00), please contact Computershare for additional instructions. Any person who, knowingly and with intent to defraud any insurance company or other person, files a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

Premium Calculation:

Number of lost Shares __________________________________ X US$0.0123 = Premium Payable $ _____________________

The option to replace your certificate by completing Box D will expire on the fifth anniversary of the effective date of the Arrangement.

❑   I request Computershare to deduct the Premium Payable for such coverage as described above from my entitlement (please check box).

STATEMENT OF LOST CERTIFICATES:

The undersigned (solidarily, jointly and severally, if more than one) represents and agrees to the following: (i) the undersigned is (and, if applicable, the registered owner of the Shares (the “Original(s)”), at the time of their death, was) the lawful and unconditional owner of the Original(s) and is entitled to the full and exclusive possession thereof; (ii) the missing certificate(s) representing the Original(s) have been lost, stolen or destroyed, and have not been endorsed, cashed, negotiated, transferred, assigned, pledged, hypothecated, encumbered in any way, or otherwise disposed of; (iii) a diligent search for the certificate(s) has been made and they have not been found; and (iv) the undersigned makes this Statement for the purpose of transferring or exchanging the Original(s) (including, if applicable, without probate or letters of administration or certification of estate trustee(s) or similar documentation having been granted by any court), and hereby agrees to surrender the certificate(s) representing the Original(s) for cancellation should the undersigned, at any time, find the certificate(s).

The undersigned hereby agrees, for myself and my heirs, assigns and personal representatives, in consideration of the transfer or exchange of the Original(s), to completely indemnify, protect and hold harmless International Barrier, the Purchaser, Computershare Investor Services Inc., Aviva Insurance Company of Canada, each of their lawful successors and assigns, and any other party to the transaction (the "Obligees"), from and against all losses, costs and damages, including court costs and attorneys' fees that they may be subject to or liable for in respect of the cancellation and/or replacement of the Original(s) and/or the certificate(s) representing the Original(s) and/or the transfer or exchange of the Originals represented thereby, upon the transfer, exchange or issue of the Originals and/or a cheque for any cash payment. The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligations on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I acknowledge that a fee of US$0.0123 per lost Share of International Barrier is payable by the undersigned. Surety protection for the Obligees is provided under Blanket Lost Original Instruments/Waiver of Probate or Administration Bond No. 35900-16 issued by Aviva Insurance Company of Canada.

SHAREHOLDER SIGNATURE(S)

Signature guaranteed by (if required under Instruction 3) Authorized Signature Name of Guarantor (please print or type) Address of Guarantor (please print or type)

Dated:

, 2017

Signature of Shareholder or authorized representative

(see Instructions 2 and 4)

Address

Name of Shareholder (please print or type)

Telephone No

Name of authorized representative, if applicable\(please print or type)

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification			Give Form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.				1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification:

☐ Individual/sole proprietor  ☐ C Corporation  ☐ S Corporation  ☐ Partnership  ☐ Trust/estate or single-member LLC

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation,

P=partnership) ▶ ____________

            Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions) ▶_______________________________________________________

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)_______

Exemption from FATCA reporting code (if any) __________

(Applies to accounts maintained outside of the U.S.)

5 Address (number, street, and apt. or suite no.)		Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)
Part I				Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

			-	-
or
Employer identification number

-
Part II				Certification

Under penalties of perjury, I certify that:

1.

The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.

I am a U.S. citizen or other U.S. person (defined below); and

4.

The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

 Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

 • Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

   In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

   If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

  1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

  2. The treaty article addressing the income.

  3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

  4. The type and amount of income that qualifies for the exemption from tax.

  5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

  Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

  You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

  1. You do not furnish your TIN to the requester,

  2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

  3. The IRS tells the requester that you furnished an incorrect TIN,

  4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

  Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

  Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

  If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

 a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

  b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

 c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

  Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4

  Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

 Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.
	IF the payment is for . . .	THEN the payment is exempt for . . .
	Interest and dividend payments	All exempt payees except for 7
Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

	Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
	Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
	Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup

  withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

 A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

  B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

  D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

  E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

  F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

  G—A real estate investment trust

  H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

  I—A common trust fund as defined in section 584(a)

  J—A bank as defined in section 581

  K—A broker

  L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

  If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

  If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

  For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

  Signature requirements. Complete the certification as indicated in items 1 through 5 below.

  1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

  4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:

1. Individual

2. Two or more individuals (joint account)

3. Custodian account of a minor (Uniform Gift to Minors Act)

4. a. The usual revocable savings trust (grantor is also trustee)

b. So-called trust account that is not a legal or valid trust under state law

5. Sole proprietorship or disregarded entity owned by an individual

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))

The individual The actual owner of the account or, if combined funds, the first individual on the account [1] The minor [2] The grantor-trustee [1] The actual owner [1] The owner [3] The grantor*
For this type of account:	Give name and EIN of:

7. Disregarded entity not owned by an individual

8. A valid trust, estate, or pension trust

9. Corporation or LLC electing corporate status on Form 8832 or Form 2553

10. Association, club, religious, charitable, educational, or other tax-exempt organization

11. Partnership or multi-member LLC

12. A broker or registered nominee

13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))

The owner Legal entity [4] The corporation The organization The partnership The broker or nominee The public entity The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2] Circle the minor’s name and furnish the minor’s SSN.

[3] You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

  For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

  Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

  The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

  If you receive an unsolicited email claiming to be from the IRS, forward forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

  Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS

1. Use of Letter of Transmittal

Registered Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal. The terms and conditions of the Arrangement are incorporated by reference into this Letter of Transmittal.

The method used to deliver this Letter of Transmittal and any accompanying certificates/DRS Advice representing Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received. The Acquiror recommends that the necessary documentation be hand delivered to the Depositary at any of its offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Shares.

2. Signatures

This Letter of Transmittal must be filled in and signed by the holder of Shares described above or by such holder’s duly authorized representative (in accordance with Instruction 4).

(a)

If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s)/DRS Advice, such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of such certificate(s)/DRS Advice without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s)/DRS Advice are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s)/DRS Advice:

(i)

such deposited certificate(s)/DRS Advice must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)

the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s)/DRS Advice and must be guaranteed as noted in Instruction 3 below.

3. Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of International Barrier, or if the payment is to be issued in the name of a person other than the registered owner of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc.  Medallion Signature Program (MSP).  Members of these programs are usually members of a recognized stock exchange in Canada and the United States,  members of the Investment Industry Regulatory Organization of Canada, members  of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4. Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either the Acquiror or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5. Miscellaneous

(a)

If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)

If Deposited Shares are registered in different forms (e.g. “John Doe” and “J. Doe”) a separate Letter of Transmittal should be signed for each different registration.

(c)

No alternative, conditional or contingent deposits will be accepted.

(d)

The Arrangement and any agreement in connection with the Arrangement will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

(e)

Additional copies of the Circular and this Letter of Transmittal may be obtained from the Depositary at any of its respective offices at the addresses listed below.

(f)

Internal Barrier and the Acquiror reserve the right, if they so elect, in their absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by the Depositary. You agree that any determination made by International Barrier and the Acquiror as to validity, form  and eligibility and acceptance of Deposited Shares will be final and binding. There shall be no duty or obligation of International Barrier and the Acquiror or the Depositary to give notice of any defect or irregularity in any deposit and no liability shall be incurred for failure to do so.

6. Lost Certificates

Shareholders whose share certificate(s) has been lost, stolen or destroyed, have two options to replace their certificate(s).  The first option is to complete Box D in this Letter of Transmittal and agree to use Computershare’s lost instrument affidavit and replace the certificate(s) under Computershare’s surety bond program with Aviva Insurance Company of Canada.  The fee to purchase this bond is approximately 3% of the certificate value at the time the Letter of Transmittal was mailed.  Alternatively, shareholders can purchase their own lost instrument bond from an insurance company and present it to Computershare.  Shareholders opting for this preference should complete this Letter of Transmittal as fully as possible and forwarded together with a letter describing the loss to the Depositary. The Depositary will respond with the replacement requirements.

7. Substitute Form W-9 — U.S. Shareholders

In order to avoid “backup withholding” of United States income tax on payments made on the Shares, a Shareholder that is a U.S. holder (as defined below) must generally provide the person’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 above and certify, under penalties of perjury, that such number is correct, that such Shareholder is not subject to backup withholding, and that such Shareholder is a U.S. person (including a U.S. resident alien). If the correct TIN is not provided or if any other information is not correctly provided, payments made with respect to the Shares may be subject to backup withholding of 28%. For the purposes of this Letter of Transmittal, a “U.S. holder” or “U.S. person” means: a beneficial owner of Shares that, for United States federal income tax purposes, is (a) a citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States tax purposes that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia.

Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

Certain persons (including, among others, corporations, certain “not-for-profit” organizations, and certain non-U.S. persons) are not subject to backup withholding. A Shareholder that is a U.S. holder should consult his or her tax advisor as to the shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

The TIN for an individual United States citizen or resident is the individual’s social security number.

The “Awaiting TIN” box of the substitute Form W-9 may be checked if a Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the “Awaiting TIN” box is checked, the Shareholder that is a U.S. holder must also complete the Certificate of Awaiting Taxpayer Identification Number found below the Substitute Form W-9 in order to avoid backup withholding. If a Shareholder that is a U.S. holder completes the Certificate of Awaiting Taxpayer Identification Number but does not provide a TIN within 60 days, such Shareholder will be subject to backup withholding at a rate of 28% until a TIN is provided.

Failure to furnish TIN — If you fail to furnish your correct TIN, you are subject to a penalty of U.S.$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Non-U.S. holders receiving payments in the U.S. should return a completed Form W-8BEN, a copy of which is available from the Depositary upon request.

8.   Payment Entitlement Pickup Locations

Entitlements may be picked up at applicable Computershare office locations with Counter services.  Pick-up instructions must be selected in Box A.  Below are the applicable Computershare office locations:

Toronto	Vancouver
100 University Ave 8th Floor, North Tower Toronto ON M5J 2Y1	510 Burrard Street, 2nd Floor, Vancouver, BC V6C 3A8

9.   Privacy Notice

The Depositary is committed to protecting personal information. In the course of providing services, the Depositary receives non-public personal information about shareholders from transactions the Depositary performs, forms a shareholder may send to the Depositary or other communications the Depositary may have with a shareholder and its representatives. This information could include a shareholder’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this to administer a shareholder’s account, to better serve client needs and for other lawful purposes relating to its services. The Depositary has prepared a Privacy Code to tell shareholders more about its information practices and how their privacy is protected. It is available at the Depositary’s website, at www.computershare.com, or by writing to the Depositary at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. The Depositary will use any information a Shareholder provides with this Letter of Transmittal in order to process a Shareholder’s request and will consider a Shareholder’s submission of this Letter of Transmittal as its consent to the above.

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Hand or by Courier

100 University Avenue, 8th Floor

Toronto, Ontario

M5J 2Y1

By Mail

P.O. Box 7021

31 Adelaide St E

Toronto, ON   M5C 3H2

Attention:  Corporate Actions

Toll Free: 1-800-564-6253

E-Mail: corporateactions@computershare.com